Document and Entity Information (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Jan. 31, 2013	Jun. 30, 2012
Document Documentand Entity Information [Abstract]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Trading Symbol	PPG
Entity Registrant Name	PPG INDUSTRIES INC
Entity Central Index Key	0000079879
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		142,846,149
Entity Public Float			$ 16,150

Consolidated Statement of Income (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Statement [Abstract]
Net sales	$ 13,512		$ 13,153		$ 11,989
Cost of sales, exclusive of depreciation and amortization	7,905	[1]	7,865	[1]	7,104
Selling, general and administrative	3,200		3,122		2,887
Depreciation	312		305		307
Amortization of Intangible Assets	109		120		123
Research and development – net (See Note 22)	453		428		392
Interest expense	210		210		189
Interest income	(39)		(42)		(34)
Asbestos settlement – net (See Notes 11 and 15)	12		12		12
Business restructuring (See Note 7)	208		0		0
Other charges (See Note 15)	224		63		74
Other earnings (See Note 19)	(139)		(152)		(173)
Income (Loss) from Continuing Operations before Income Taxes, Extraordinary Items, Noncontrolling Interest	1,057		1,222		1,108
Income tax expense (See Note 13)	221		260		347
Income (Loss) from Continuing Operations, Including Portion Attributable to Noncontrolling Interest	836		962		761
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	228		250		119
Net income attributable to the controlling and noncontrolling interests	1,064		1,212		880
Less: net income attributable to noncontrolling interests	123		117		111
Net income (attributable to PPG)	941	[2]	1,095		769
Income (Loss) from Continuing Operations, Per Basic Share	$ 4.73		$ 5.45		$ 4
Income (Loss) from Discontinued Operations, Net of Tax, Per Basic Share	$ 1.4		$ 1.51		$ 0.67
Income (Loss) from Continuing Operations Attributable to Parent	726		858		658
Income (Loss) from Discontinued Operations, Net of Tax, Attributable to Parent	$ 215		$ 237		$ 111
Earnings per common share (See Note 12)
Net Income (attributable to PPG) (in dollars per share)	$ 6.13		$ 6.96		$ 4.67
Income (Loss) from Continuing Operations, Per Diluted Share	$ 4.69		$ 5.4		$ 3.96
Income (Loss) from Discontinued Operations, Net of Tax, Per Diluted Share	$ 1.37		$ 1.47		$ 0.67
Earnings per common share – assuming dilution (See Note 12)
Net Income (attributable to PPG) (in dollars per share)	$ 6.06		$ 6.87		$ 4.63

[1]	Exclusive of depreciation and amortization.
[2]	First quarter 2012 includes charge of $163 million or $1.06 per diluted share related to restructuring (See Note 7, "Business Restructuring") and charge of $99 million or $0.64 per diluted share related to environmental remediation (See Note 15, "Commitments and Contingent Liabilities").

Consolidated Statement of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Other Comprehensive Income [Abstract]
Net income attributable to the controlling and noncontrolling interests	$ 1,064	$ 1,212	$ 880
Other comprehensive income / (loss), net of tax (See Note 17)
Unrealized currency translation adjustment	146	(197)	(11)
Defined benefit pension and other postretirement benefit adjustments (See Note 14)		(169)	(136)
Unrealized gains on marketable equity securities			1
Net change – derivatives (See Note 11)	(7)	(32)	(2)
Other comprehensive income / (loss), net of tax	139	(398)	(148)
Total comprehensive income	1,203	814	732
Less: amounts attributable to noncontrolling interests:
Net income	(123)	(117)	(111)
Unrealized currency translation adjustment	(5)	9	(2)
Comprehensive income attributable to PPG	$ 1,075	$ 706	$ 619

Consolidated Balance Sheet (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Current assets
Cash and cash equivalents	$ 1,306		$ 1,457
Short-term investments (See Note 9)	1,087		25
Receivables (See Note 3)	2,813		2,830
Inventories (See Note 3)	1,687	[1]	1,607	[1]
Deferred income taxes (See Note 13)	430		473
Other	392		302
Total current assets	7,715		6,694
Property (See Note 4)	9,030	[2]	8,614	[2]
Less accumulated depreciation	6,142		5,893
Property – net	2,888		2,721
Investments (See Note 5)	422		387
Goodwill (See Note 6)	2,761		2,660
Identifiable intangible assets – net (See Note 6)	1,085		1,125
Other assets	1,007		795
Total	15,878	[3]	14,382	[3]
Current liabilities
Short-term debt and current portion of long-term debt (See Note 8)	642		108
Asbestos settlement (See Note 15)	683		593
Accounts payable and accrued liabilities (See Note 3)	3,061		2,996
Business restructuring (See Note 7)	75		5
Total current liabilities	4,461		3,702
Long-term debt (See Note 8)	3,368		3,574
Asbestos settlement (See Note 15)	237		241
Deferred income taxes (See Note 13)	231		272
Accrued pensions (See Note 14)	1,057		968
Other postretirement benefits (See Note 14)	1,287		1,307
Other liabilities	915		872
Total liabilities	11,556		10,936
Commitments and contingent liabilities (See Note 15)
Shareholders’ equity (See Note 16)
Common stock	484		484
Additional paid-in capital	870		783
Retained earnings	9,871		9,288
Treasury stock, at cost	(5,496)		(5,506)
Accumulated other comprehensive loss (See Note 17)	(1,666)		(1,800)
Total PPG shareholders’ equity	4,063		3,249
Noncontrolling interests	259		197
Total shareholders’ equity	4,322		3,446
Total	$ 15,878		$ 14,382

[1]	Inventories valued using the LIFO method of inventory valuation comprised 36% and 35% of total gross inventory values as of December 31, 2012 and 2011, respectively. If the FIFO method of inventory valuation had been used, inventories would have been $243 million and $232 million higher as of December 31, 2012 and 2011, respectively. During the year ended December 31, 2012 and 2011, certain inventories accounted for on the LIFO method of accounting were reduced, which resulted in the liquidation of certain quantities carried at costs prevailing in prior years. The effect on earnings was income of $3.0 million and $0.9 million for the years ended December 31, 2012 and 2011, respectively.
[2]	Interest capitalized in 2012, 2011 and 2010 was $8 million, $9 million and $7 million, respectively.
[3]	Segment assets are the total assets used in the operation of each segment. Corporate assets are principally cash and cash equivalents, cash held in escrow, short term investments, deferred tax assets and the approximate 40% investment in the former automotive glass and services business.

Consolidated Balance Sheet (Parenthetical)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Statement of Financial Position [Abstract]
Common stock, shares outstanding	153,566,297	151,888,780	160,381,815	165,667,659

Consolidated Statement of Shareholders' Equity (USD $) In Millions	Total	Common Stock	Additional Paid-In Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Loss	Total PPG	Non-controlling Interests
Beginning balance at Dec. 31, 2009	$ 3,922	$ 484	$ 609	$ 8,139	$ (4,218)	$ (1,261)	$ 3,753	$ 169
Net income attributable to the controlling and noncontrolling interests	880			769			769	111
Other comprehensive (loss) income, net of tax	(148)					(150)	(150)	2
Cash dividends	(360)			(360)			(360)
Purchase of treasury stock	(521)				(521)		(521)
Issuance of treasury stock	173		77		96		173
Stock-based compensation activity	12		12				12
Equity forward arrangement	(38)		27		(65)		(38)
Dividends paid on subsidiary common stock to noncontrolling interests	(87)							(87)
Ending balance at Dec. 31, 2010	3,833	484	725	8,548	(4,708)	(1,411)	3,638	195
Net income attributable to the controlling and noncontrolling interests	1,212			1,095			1,095	117
Other comprehensive (loss) income, net of tax	(398)					(389)	(389)	(9)
Cash dividends	(355)			(355)			(355)
Purchase of treasury stock	(858)				(858)		(858)
Issuance of treasury stock	107		47		60		107
Stock-based compensation activity	11		11				11
Dividends paid on subsidiary common stock to noncontrolling interests	(106)							(106)
Ending balance at Dec. 31, 2011	3,446	484	783	9,288	(5,506)	(1,800)	3,249	197
Net income attributable to the controlling and noncontrolling interests	1,064			941			941	123
Other comprehensive (loss) income, net of tax	139					134	134	5
Cash dividends	(358)			(358)			(358)
Purchase of treasury stock	(92)				(92)		(92)
Issuance of treasury stock	137		35		102		137
Stock-based compensation activity	55		55				55
Dividends paid on subsidiary common stock to noncontrolling interests	(111)							(111)
Joint venture formation and consolidation (See Note 5)	(42)		3				3	(45)
Ending balance at Dec. 31, 2012	$ 4,322	$ 484	$ 870	$ 9,871	$ (5,496)	$ (1,666)	$ 4,063	$ 259

Consolidated Statement of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating activities
Net income attributable to the controlling and noncontrolling interests	$ 1,064	$ 1,212	$ 880
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	228	250	119
Income (Loss) from Continuing Operations, Including Portion Attributable to Noncontrolling Interest	836	962	761
Adjustments to reconcile to cash from operations:
Depreciation and amortization	421	425	430
Pension expense	143	120	146
Business restructuring (See Note 7)	208	0	0
Environmental remediation charge (See Note 15)	159	0	0
Charge related to change in U.S. tax law (See Note 13)	0	0	73
Equity affiliate loss / (earnings), net of dividends	3	(17)	(40)
Asbestos settlement, net of tax	7	7	7
Cash contributions to pension plans	(80)	(113)	(302)
Restructuring cash spending	(88)	(18)	(100)
Change in certain asset and liability accounts:
Decrease / (increase) in receivables	148	(107)	(172)
Decrease / (increase) in inventories	48	(74)	(32)
Decrease / (increase) in other current assets	1	(25)	13
(Decrease) / increase in accounts payable and accrued liabilities	(30)	13	288
(Increase) / decrease in noncurrent assets	(24)	2	(8)
(Decrease) / increase in noncurrent liabilities	(27)	(16)	(41)
Change in accrued tax and interest accounts	(157)	43	183
Other	8	(26)	(48)
Net Cash Provided by (Used in) Operating Activities, Continuing Operations	1,576	1,176	1,158
Cash Provided by (Used in) Operating Activities, Discontinued Operations	211	260	152
Cash from operating activities	1,787	1,436	1,310
Capital spending:
Additions to property and investments	(363)	(326)	(267)
Business acquisitions, net of cash balances acquired (See Note 2)	(122)	(31)	(31)
Deposit of cash into escrow (See Note 2)	(35)	(13)	(7)
Release of cash held in escrow	19	0	1
Proceeds from maturity of short-term investments	250	749	0
Purchase of short-term investments	(1,332)	(125)	(624)
Payments on cross currency swap contracts (See Note 11)	(23)	(10)	(9)
Proceeds from termination of cross currency swap contracts (See Note 11)	1	0	5
Collection of notes receivable, equity affiliate (See Note 5)	0	90	0
Return of capital, equity affiliate (See Note 5)	0	78	0
Reductions of other property and investments	40	27	25
Net Cash Provided by (Used in) Investing Activities, Continuing Operations	(1,565)	439	(907)
Cash Provided by (Used in) Investing Activities, Discontinued Operations	(46)	(86)	(42)
Cash (used for)/from investing activities	(1,611)	353	(949)
Debt:
Net change in borrowings with maturities of three months or less	(1)	9	(23)
Proceeds from long term debt (net of discount and issuance costs) (See Note 8)	397	0	983
Proceeds from other debt	0	7	15
Repayment of long-term debt (See Note 8)	(71)	(400)	0
Repayment of acquired debt (See Note 8)	(119)	0	0
Repayment of other debt	(13)	(7)	(239)
Payments for Hedge, Financing Activities	121
Settlement of forward starting swaps (Note 11)		0	0
Proceeds from termination of interest rate swaps	29	19	0
Other financing activities:
Purchase of treasury stock	(92)	(858)	(586)
Issuance of treasury stock	122	81	146
Dividends paid on subsidiary common stock to noncontrolling interests	(98)	(98)	(81)
Dividends paid on PPG common stock	(358)	(355)	(360)
Other	(13)	(22)	47
Net Cash Provided by (Used in) Financing Activities, Continuing Operations	(338)	(1,624)	(98)
Cash Provided by (Used in) Financing Activities, Discontinued Operations	(13)	(8)	(6)
Cash used for financing activities	(351)	(1,632)	(104)
Effect of currency exchange rate changes on cash and cash equivalents	24	(41)	27
Net (decrease) / increase in cash and cash equivalents	(151)	116	284
Cash and cash equivalents, beginning of year	1,457	1,341	1,057
Cash and cash equivalents, end of year	$ 1,306	$ 1,457	$ 1,341

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Principles of Consolidation
The accompanying consolidated financial statements include the accounts of PPG Industries, Inc. (“PPG” or the “Company”) and all subsidiaries, both U.S. and non-U.S., that it controls. PPG owns more than 50% of the voting stock of most of the subsidiaries that it controls. For those consolidated subsidiaries in which the Company’s ownership is less than 100%, the outside shareholders’ interests are shown as noncontrolling interests. Investments in companies in which PPG owns 20% to 50% of the voting stock and has the ability to exercise significant influence over operating and financial policies of the investee are accounted for using the equity method of accounting. As a result, PPG’s share of the earnings or losses of such equity affiliates is included in the accompanying consolidated statement of income and PPG’s share of these companies’ shareholders’ equity is included in "Investments" in the accompanying consolidated balance sheet. Transactions between PPG and its subsidiaries are eliminated in consolidation.

On January 28, 2013, PPG completed the separation of its commodity chemicals business and the merger of the subsidiary holding the PPG commodity chemicals business with a subsidiary of the Georgia Gulf Corporation ("Georgia Gulf"). The combined company formed by uniting Georgia Gulf with PPG's former commodity chemicals business is named Axiall Corporation ("Axiall"). PPG holds no ownership interest in Axiall. The Company concluded that the accounting requirements for reporting the results of operations and cash flows of its former commodity chemicals business as discontinued operations were met when its separation and merger was completed. The accompanying consolidated statements of income and cash flows for the year ended December 31, 2012, 2011 and 2010 and the amounts in these notes to the consolidated financial statements related to 2012, 2011 and 2010 have been recast to reflect the presentation of the results of operations and cash flows of the former commodity chemicals business as discontinued operations. Refer to Note 25 for additional information relating to this transaction.

Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual outcomes could differ from those estimates.

Revenue Recognition
Revenue from sales is recognized by all operating segments when goods are shipped and title to inventory and risk of loss passes to the customer or when services have been rendered.

Shipping and Handling Costs
Amounts billed to customers for shipping and handling are reported in “Net sales” in the accompanying consolidated statement of income. Shipping and handling costs incurred by the Company for the delivery of goods to customers are included in “Cost of sales, exclusive of depreciation and amortization” in the accompanying consolidated statement of income.

Selling, General and Administrative Costs
Amounts presented as “Selling, general and administrative” in the accompanying consolidated statement of income are comprised of selling, customer service, distribution and advertising costs, as well as the costs of providing corporate-wide functional support in such areas as finance, law, human resources and planning. Distribution costs pertain to the movement and storage of finished goods inventory at company-owned and leased warehouses, terminals and other distribution facilities. Certain of these costs may be included in cost of sales by other companies, resulting in a lack of comparability with other companies.

Legal Costs
Legal costs are expensed as incurred.

Foreign Currency Translation
The functional currency of most significant non-U.S. operations is their local currency. Assets and liabilities of those operations are translated into U.S. dollars using year-end exchange rates; income and expenses are translated using the average exchange rates for the reporting period. Unrealized currency translation adjustments are deferred in accumulated other comprehensive loss, a separate component of shareholders’ equity.

Cash Equivalents
Cash equivalents are highly liquid investments (valued at cost, which approximates fair value) acquired with an original maturity of three months or less.

Short-term Investments
Short-term investments are highly liquid, high credit quality investments (valued at cost plus accrued interest) that have stated maturities of greater than three months to one year. The purchases and sales of these investments are classified as investing activities in the consolidated statement of cash flows.

Marketable Equity Securities
The Company’s investment in marketable equity securities is recorded at fair market value and reported in “Other current assets” and “Investments” in the accompanying consolidated balance sheet with changes in fair market value recorded in income for those securities designated as trading securities and in other comprehensive income, net of tax, for those designated as available for sale securities.

Inventories
Most U.S. inventories are stated at cost, using the last-in, first-out (“LIFO”) method of accounting, which does not exceed market. All other inventories are stated at cost, using the first-in, first-out (“FIFO”) method of accounting, which does not exceed market. PPG determines cost using either average or standard factory costs, which approximate actual costs, excluding certain fixed costs such as depreciation and property taxes.

Property
Property is recorded at cost. PPG computes depreciation by the straight-line method based on the estimated useful lives of depreciable assets. Additional expense is recorded when facilities or equipment are subject to abnormal economic conditions or obsolescence.

Significant improvements that add to productive capacity or extend the lives of properties are capitalized. Costs for repairs and maintenance are charged to expense as incurred. When property is retired or otherwise disposed of, the original cost and related accumulated depreciation balance are removed from the accounts and any related gain or loss is included in income. Amortization of the cost of capitalized leased assets is included in depreciation expense. Property and other long-lived assets are reviewed for impairment whenever events or circumstances indicate that their carrying amounts may not be recoverable.

Goodwill and Identifiable Intangible Assets
Goodwill represents the excess of the cost over the fair value of acquired identifiable tangible and intangible assets less liabilities assumed from acquired businesses. Identifiable intangible assets acquired in business combinations are recorded based upon their fair value at the date of acquisition.

The Company tests goodwill of each reporting unit for impairment at least annually in connection with PPG’s strategic planning process. The goodwill impairment test is performed by comparing the estimated fair value of the associated reporting unit as of September 30 to its carrying value. The Company’s reporting units are its operating segments. (See Note 24, “Reportable Business Segment Information” for further information concerning the Company’s operating segments.) Fair value is estimated using discounted cash flow methodologies.

The Company has determined that certain acquired trademarks have indefinite useful lives. The Company tests the carrying value of these trademarks for impairment at least annually, as of September 30, by comparing the fair value of each trademark to its carrying value. Fair value is estimated by using the relief from royalty method (a discounted cash flow methodology).

Identifiable intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives (2 to 25 years) and are reviewed for impairment whenever events or circumstances indicate that their carrying amount may not be recoverable.

Allowance for Doubtful Accounts
The Company provides an allowance for doubtful accounts to reduce receivables to their estimated net realizable value when it is probable that a loss will be incurred. Those estimates are based on historical collection experience, current economic and market conditions, a review of the aging of accounts receivable and the assessments of current creditworthiness of customers.

Product Warranties
The Company accrues for product warranties at the time the associated products are sold based on historical claims experience. As of December 31, 2012 and 2011, the reserve for product warranties was $14 million and $11 million, respectively. Pretax charges against income for product warranties in 2012, 2011 and 2010 totaled $15 million, $14 million and $7 million, respectively. Cash outlays related to product warranties were $12 million, $10 million; $7 million in 2012, 2011 and 2010 respectively.

Asset Retirement Obligations
An asset retirement obligation represents a legal obligation associated with the retirement of a tangible long-lived asset that is incurred upon the acquisition, construction, development or normal operation of that long-lived asset. PPG recognizes asset retirement obligations in the period in which they are incurred, if a reasonable estimate of fair value can be made. The asset retirement obligation is subsequently adjusted for changes in fair value. The associated estimated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and depreciated over its useful life. PPG’s asset retirement obligations are primarily associated with closure of certain assets used in the chemicals manufacturing process.

The accrued asset retirement obligation was $13 million and $12 million as of December 31, 2012 and 2011, respectively, of which $10 million and $9 million were associated with the former commodity chemicals business.

PPG’s only conditional asset retirement obligation relates to the possible future abatement of asbestos contained in certain PPG production facilities. The asbestos in PPG’s production facilities arises from the application of normal and customary building practices in the past when the facilities were constructed. This asbestos is encapsulated in place and, as a result, there is no current legal requirement to abate it. Inasmuch as there is no requirement to abate, the Company does not have any current plans or an intention to abate and therefore the timing, method and cost of future abatement, if any, are not known. The Company has not recorded an asset retirement obligation associated with asbestos abatement, given the uncertainty concerning the timing of future abatement, if any.

Accounting Standards Adopted in 2012
In May 2011, the Financial Accounting Standards Board (“FASB”) issued an amendment to the fair value measurement guidance and disclosure requirements that established common U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”) measurement and reporting requirements. The new requirements were effective for the first interim or annual period beginning after December 15, 2011 and were to be applied prospectively. PPG adopted the new requirements in the first quarter of 2012; however, the adoption of this guidance did not have a material effect on its consolidated financial position, results of operations or cash flows.
In June 2011, the FASB issued an amendment to the requirements for presenting comprehensive income. The new requirements were effective for the first interim or annual period beginning after December 15, 2011 and were to be applied retrospectively. The standard requires other comprehensive income to be presented in a continuous statement of comprehensive income that would combine the components of net income and other comprehensive income, or in a separate, but consecutive, statement following the statement of income. PPG adopted these new requirements in the first quarter of 2012.

Accounting Standards to be Adopted in Future Years
On February 5, 2013, the FASB issued an amendment to the disclosure requirements for reporting reclassifications out of accumulated other comprehensive income (“AOCI”). The update is effective for the first interim or annual period beginning after December 15, 2012. The new amendments require presentation, either on the statement of income or in the notes, of the effect on the line items of the statement of income of significant amounts reclassified out of AOCI directly to net income in their entirety in the same reporting period. The update also requires the new disclosure to be cross referenced to other financial statement disclosures required for other reclassification items that are not reclassified directly to net income in their entirety in the same reporting period. PPG will adopt the new requirements in the first quarter of 2013; however, the adoption of this guidance will not have an effect on its consolidated financial position, results of operations or cash flows.

Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions
Acquisitions
During 2012, the Company completed four acquisitions related to its coatings businesses. The total cost of acquisitions was $288 million, including debt assumed of $122 million. These acquisitions also provide for contingent payments and escrowed holdbacks of a portion of the acquisition cost. Substantially all of the acquisition activity relates to the three acquisitions described below.
In December 2012, the Company completed the acquisition of the business of Spraylat Corp., a privately-owned industrial coatings company based in Pelham, N.Y. Spraylat had annual sales of approximately $125 million in 2011. The company operates production facilities in the U.S., Europe and China. Spraylat specializes in high-quality industrial liquid and powder coatings with excellent performance characteristics that are applied to metal, glass and plastic substrates.
In early January 2012, PPG completed the purchase of European coatings company Dyrup A/S (“Dyrup”), based in Copenhagen, Denmark, from its owner, Monberg & Thorsen, a public holding company, for $44 million of which $26 million is currently being held in escrow, and assumed debt of $120 million and acquired cash of $6 million. Dyrup, a producer of architectural coatings and woodcare products, operates six manufacturing facilities throughout Europe, and its products are sold primarily in Denmark, France, Germany, Portugal, Poland, and Spain through professional and do-it-yourself channels.
Also in early January 2012, PPG completed the purchase of the coatings businesses of Colpisa Colombiana de Pinturas and its affiliate, Colpisa Equador (“Colpisa”), for $38 million, of which $2 million is currently being held back as contingent payments. Colpisa manufactures and distributes coatings for automotive OEM, automotive refinish and industrial customers in Colombia and Ecuador.
The purchase price allocations related to the acquisitions made in 2012 resulted in an excess of purchase price over the fair value of the tangible and identifiable intangible assets acquired and liabilities assumed, which has been recorded as an addition to "Goodwill." The Dyrup and Colpisa acquisitions included an $8 million flow-through cost of sales, primarily in the first quarter of 2012, of the step up to fair value of inventory acquired.
The following table summarizes the fair value of assets acquired and liabilities assumed as reflected in the purchase price allocations for the Dyrup and Colpisa acquisitions and the preliminary purchase price allocation for the Spraylat acquisition recorded as of December 31, 2012.

(Millions)
Cash	$6
Current assets	165
Property, plant, and equipment	89
Goodwill	30
Intangible Assets	60
Other non-current assets	20
Total assets	$370
Short-term debt	(110)
Current liabilities	(72)
Long-term debt	(10)
Other long-term liabilities	(19)
Net assets	$159
Total purchase price including cash in escrow and contingent payments	$159

The Company spent $56 million on acquisitions in 2011, including purchase price adjustments related to acquisitions that were completed prior to December 31, 2010. In May 2011, PPG acquired the assets of Equa-Chlor, Inc. for $28 million, of which $3 million is held in escrow until May 2013. The assets are part of the former commodity chemicals business and the results of acquired operations are reported as "Income from discontinued operations, net of tax". The acquisition cash spending for Equa-Chlor is presented within "Cash used for investing activities - Discontinued Operations." PPG assessed the fair value of the assets acquired and liabilities assumed, which consisted principally of property and operating working capital. PPG recorded a net benefit of $9 million stemming from a bargain purchase gain of $10 million reflecting the excess of the fair value of the net assets acquired over the price paid for the business and a $1 million loss related to the flow-through cost of sales of the step up to fair value of acquired inventory. The gain is reported in "Income from discontinued operations, net of tax" in the accompanying consolidated statement of income for the year-ended December 31, 2011.
The remaining amounts spent on acquisitions during the year-ended December 31, 2011 represent other acquisitions in the coatings businesses, including the acquisition of a South African automotive refinish distributor.
The Company spent $34 million on acquisitions (net of cash acquired of $6 million) in 2010, including purchase price adjustments related to acquisitions that were completed prior to January 1, 2010. Acquisition cash spending in 2010 included $3 million of spending by the former commodity chemicals business that is presented within "Cash used for investing activities - Discontinued Operations."

Working Capital Detail	12 Months Ended
Dec. 31, 2012
Disclosure Components Of Working Capital Detail [Abstract]
Working Capital Detail
Working Capital Detail

(Millions)	2012	2011
Receivables
Trade - net(1)	$2,568	$2,512
Equity affiliates	22	28
Other - net	223	290
Total	$2,813	$2,830
Inventories(2)
Finished products	$980	$935
Work in process	144	144
Raw materials	443	414
Supplies	120	114
Total	$1,687	$1,607
Accounts payable and accrued liabilities
Trade creditors	$1,620	$1,612
Accrued payroll	459	414
Customer rebates	212	201
Other postretirement and pension benefits	103	108
Income taxes	71	51
Other	596	610
Total	$3,061	$2,996

(1)	Allowance for Doubtful Accounts equaled $77 million and $71 million as of December 31, 2012 and 2011, respectively.

(2)
Inventories valued using the LIFO method of inventory valuation comprised 36% and 35% of total gross inventory values as of December 31, 2012 and 2011, respectively. If the FIFO method of inventory valuation had been used, inventories would have been $243 million and $232 million higher as of December 31, 2012 and 2011, respectively. During the year ended December 31, 2012 and 2011, certain inventories accounted for on the LIFO method of accounting were reduced, which resulted in the liquidation of certain quantities carried at costs prevailing in prior years. The effect on earnings was income of $3.0 million and $0.9 million for the years ended December 31, 2012 and 2011, respectively.

Property	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property
Property

(Millions)	Useful Lives (years)	2012	2011
Land and land improvements	5-30	$504	$482
Buildings	20-40	1,568	1,482
Machinery and equipment	5-25	5,952	5,736
Other	3-20	735	694
Construction in progress		271	220
Total(1)		$9,030	$8,614

(1)	Interest capitalized in 2012, 2011 and 2010 was $8 million, $9 million and $7 million, respectively.

Investments	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Investments
Investments

(Millions)	2012	2011
Investments in and advances to equity affiliates	$262	$261
Marketable equity securities - Trading (See Note 14)	60	56
Other	100	70
Total	$422	$387

The Company’s investments in and advances to equity affiliates are comprised principally of 50% ownership interests in a number of joint ventures that manufacture and sell coatings, glass and chemicals products, the most significant of which produce fiber glass products and are located in Asia. The Company’s investments in and advances to equity affiliates also include its approximate 40% interest in Pittsburgh Glass Works L.L.C. (“PGW”), which had a carrying value of $33 million and $29 million at December 31, 2012 and December 31, 2011, respectively. In April 2011, the Company received $168 million from PGW, which was comprised of the repayment of $90 million of notes receivable from PGW and a $78 million return of capital.
In July 2012, PPG and Asian Paints Ltd. ("Asian Paints"), expanded their coatings operations in India through the creation of a new joint venture and the expansion of the operations of an existing joint venture. PPG gained effective management control of the existing joint venture, with Asian Paints obtaining effective management control of the newly formed joint venture. The accounting for the changes to the existing joint venture resulted in recording assets at their fair values, including "Goodwill" of $22 million and "Identifiable intangible assets" of $12 million. Also, as PPG now consolidates the existing joint venture that is under its control, an amount has been recorded within "Noncontrolling interests" of $49 million for the portion of the net assets of this entity owned by Asian Paints.
In addition, at December 31, 2012, PPG had a 50% ownership interest in R.S. Cogen, L.L.C., which toll produces electricity and steam primarily for PPG's former Lake Charles, La. commodity chemicals facility and its joint venture partner. The joint venture was formed with a wholly-owned subsidiary of Entergy Corporation in 2000 for the construction and operation of a $300 million process steam, natural gas-fired cogeneration facility in Lake Charles, La., the majority of which was financed by a syndicate of banks. As of December 31, 2012, PPG’s future commitment to purchase electricity and steam from the joint venture approximated $23 million per year subject to contractually defined inflation adjustments for the next 10 years. The purchases for the years ended December 31, 2012, 2011 and 2010 were $25 million, $23 million and $23 million, respectively. On January 28, 2013, PPG's investment in R.S. Cogen and its future purchase obligations under the take-or-pay commitments were transferred with the separation of its commodity chemicals business and the merger of the subsidiary holding the PPG commodity chemicals business with a subsidiary of Georgia Gulf. Refer to Note 25, "Separation and Merger Transaction."
     RS Cogen is a variable interest entity under U.S. accounting guidance. The joint venture’s critical operations are overseen by a management committee, which had equal representation by PPG and Entergy. With the power to direct the activities of RS Cogen equally shared between RS Cogen’s two owners, PPG did not consider itself to be the joint venture’s primary beneficiary. Accordingly, PPG accounted for its investment in RS Cogen as an equity method investment.
The following table summarizes the Company’s maximum exposure to loss associated with RS Cogen as of December 31, 2012:

(Millions)
Investment in and advances to RS Cogen	$19

Take-or-pay obligation under power tolling arrangement	234

Maximum exposure to loss	$253

Summarized financial information of PPG’s equity affiliates on a 100% basis, in the aggregate, is as follows:

(Millions)		2012	2011
Working capital		$286	$339
Property, net		1,047	952
Short-term debt		(162)	(202)
Long-term debt		(731)	(626)
Other, net		73	61
Net assets		$513	$524

(Millions)	2012	2011	2010
Revenues	$1,539	$1,633	$1,519
Net earnings	$28	$80	$103

PPG’s share of undistributed net earnings of equity affiliates was $79 million and $101 million as of December 31, 2012 and 2011, respectively. Dividends received from equity affiliates were $12 million, $19 million and $6 million in 2012, 2011 and 2010, respectively. The decline in 2012 equity earnings compared to 2011 was primarily due to lower results from Asian fiber glass joint ventures.
As of December 31, 2012 and 2011, there were no unrealized pretax gains or losses related to marketable equity securities available for sale. In 2012, there were no pretax gains or losses realized and no cash proceeds from the sale of these investments. PPG sold certain of these investments resulting in recognition of pretax gains of $3 million and $2 million in 2011 and 2010, respectively. Cash proceeds of $9 million, and $3 million were received in 2011 and 2010, respectively.

Goodwill and Other Identifiable Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Identifiable Intangible Assets
Goodwill and Other Identifiable Intangible Assets

The change in the carrying amount of goodwill attributable to each reportable business segment for the years ended December 31, 2012 and 2011 was as follows:

(Millions)	Perform-ance Coatings	Industrial Coatings	Architectural Coatings— EMEA	Optical and Specialty Materials	Glass	Commodity Chemicals (1)	Total
Balance, Jan. 1, 2011	$1,151	$495	$966	$49	$52	$6	$2,719
Goodwill from acquisitions	4	—	1	—	—	—	5
Currency translation	(16)	(11)	(34)	(1)	(2)	—	(64)
Balance, Dec. 31, 2011	$1,139	$484	$933	$48	$50	$6	$2,660
Goodwill from acquisitions	22	18	18	—	—	—	58
Currency translation	12	10	19	—	2	—	43
Balance, Dec. 31, 2012	$1,173	$512	$970	$48	$52	$6	$2,761

(1) The former commodity chemicals business was separated on January 28, 2013. See Note 25 for additional information regarding the transaction.

The carrying amount of acquired trademarks with indefinite lives as of December 31, 2012 and 2011 totaled $324 million and $316 million, respectively.

The Company’s identifiable intangible assets with finite lives are being amortized over their estimated useful lives and are detailed below.

	Dec. 31, 2012			Dec. 31, 2011
(Millions)	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Acquired technology	$516	$(342)	$174	$511	$(308)	$203
Customer-related intangibles	1,010	(491)	519	945	(412)	533
Tradenames	120	(57)	63	116	(50)	66
Other	34	(29)	5	32	(25)	7
Balance	$1,680	$(919)	$761	$1,604	$(795)	$809

Aggregate amortization expense was $109 million, $120 million and $123 million in 2012, 2011 and 2010, respectively. The former commodity chemicals business incurred amortization expense of $1 million per year in 2012, 2011, and 2010, respectively. These amounts are recorded in "Income from discontinued operations, net of tax." The estimated future amortization expense of identifiable intangible assets per year is approximately $102 million during 2013, approximately $100 million during 2014 and 2015, approximately $80 million in 2016 and approximately $70 million in 2017. As a result of the separation of the former commodity chemicals business, PPG expects reduced amortization expense of approximately $1 million per year in 2013, 2014, and 2015.

Business Restructuring	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
Business Restructuring
Business Restructuring
In March 2012, the Company finalized a restructuring plan to reduce its cost structure, primarily due to continuing weak economic conditions in Europe and in the commercial and residential construction markets in the U.S. and Europe. As part of this restructuring plan, PPG will close several laboratory, warehouse and distribution facilities and small production units and will reduce staffing. The restructuring will impact a number of businesses globally, primarily the global architectural businesses and general and administrative functions in Europe.
As a result of this restructuring plan, in March 2012 the Company recorded a charge of $208 million, including severance and other costs of $160 million, asset write-offs of $53 million, and a net pension curtailment gain of $5 million. The Company expects to incur additional costs of approximately $5 million directly associated with the restructuring actions for demolition, dismantling, relocation and training that will be charged to expense as incurred. To date, approximately $4 million of these expenses have been recognized. The Company expects to incur the remainder of these additional expenses in the first half of 2013.
In the fourth quarter of 2012, adjustments of approximately $12 million were recorded to reduce the restructuring reserve established in the first quarter of 2012 to reflect the current estimate of the costs to complete these actions. Also in the fourth quarter of 2012, some additional restructuring actions were approved and charges of approximately $12 million for the cost of these actions were recorded. The additional actions increased the number of employees impacted by 273.
The following table summarizes the restructuring plan and the activity in the restructuring reserve during the year ended December 31, 2012:

(Millions, except no. of employees)	Severance and Other Costs	Pension Curtailment (Gains)/Losses	Asset Write-offs	Total Reserve	Employees Impacted
Performance Coatings	$55	$1	$12	$68	867
Industrial Coatings	38	(1)	8	45	394
Architectural Coatings - EMEA	61	(5)	3	59	881
Optical & Specialty Materials	2	—	30	32	50
Glass	3	—	—	3	36
Corporate	1	—	—	1	4
Total	$160	$(5)	$53	$208	2,232
2012 activity	(83)	$5	(53)	(131)	(1,631)
Currency impact	$(2)	$—	$—	$(2)	—
Balance as of December 31, 2012	$75	$—	$—	$75	601

At December 31, 2011, there was a remaining reserve of $4 million and $1 million, respectively related to 2009 and 2008 restructuring plans. All accrued amounts have been paid during 2012.

Debt and Bank Credit Agreements and Leases	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt and Bank Credit Agreements and Leases
Debt and Bank Credit Agreements and Leases

(Millions)	2012	2011
6 7/8% notes, due 2012(1)	$—	$71
5.75% notes, due 2013(1)	600	600
3 7/8% notes, due 2015 (€300)	395	388
1.9 % notes, due 2016(1)	249	248
7 3/8% notes, due 2016(1)	146	146
6 7/8% notes, due 2017	74	74
6.65% notes, due 2018	700	700
7.4% notes, due 2019	198	198
3.6% notes, due 2020	495	495
9% non-callable debentures, due 2021	149	149
2.70% notes, due 2022 (2)	400	—
7.70% notes, due 2038	249	249
5.5% notes, due 2040	248	248
Impact of derivatives on debt(1)	31	42
Various other non-U.S. debt, weighted average 3.4% as of December 31, 2012 and 2.3% of December 31, 2011.	5	9
Capital lease obligations	32	32
Total	3,971	3,649
Less payments due within one year	603	75
Long-term debt	$3,368	$3,574

(1)
PPG entered into several interest rate swaps which as of December 31, 2011 had the effect of converting $445 million, of these fixed rate notes to variable rates, based on the three-month London Interbank Offered Rate (LIBOR). There were no interest rate swaps outstanding at December 31, 2012. The fair values of these interest rate swaps were based on Level 2 inputs as described in Note 9. The weighted average effective interest rate for these borrowings, including the effects of the swaps, was 2.7% and 3.1% for the years ended December 31, 2012 and 2011, respectively. Refer to Note 11 for additional information.

(2)
In 2012, the $400 million notes were issued at a discount. Concurrently, PPG settled forward starting swaps with a payment of $121 million. This loss will be amortized to interest expense over the life of the debt. The effective interest rate on the $400 million notes was 5.8% at December 31, 2012.

Aggregate maturities of long-term debt during the next five years are (in millions) $603 in 2013, $9 in 2014, $405 in 2015, $400 in 2016, and $77 in 2017.
In July 2012, PPG entered into a five-year credit agreement with several banks and financial institutions (the “Credit Agreement”). The Credit Agreement provides for a $1.2 billion unsecured revolving credit facility. In connection with entering into this Credit Agreement, the Company terminated its existing $1.2 billion revolving credit facility that was scheduled to expire in August 2013. There was no outstanding amount due under this revolving facility at the time of its termination. The Company has the ability to increase the size of the Credit Agreement by up to an additional $300 million, subject to the receipt of lender commitments and other conditions. The Credit Agreement will terminate and all amounts outstanding thereunder will be due and payable on September 12, 2017, although under circumstances specified in the Credit Agreement and subject to the lenders' approval, the Company may make one request to extend such termination date by one year with respect to the approving lenders. The Company has the right, subject to certain conditions set forth in the Credit Agreement, to designate certain subsidiaries of the Company as borrowers under the Credit Agreement. In connection with any such designation, the Company is required to guarantee the obligations of any such subsidiaries under the Credit Agreement. There were no amounts outstanding under the credit agreement at December 31, 2012; however, the available borrowing rate on a one month, U.S. dollar denominated borrowing would have been 0.84%.
Borrowings under the Credit Agreement may be made in U.S. dollars or in euros. The Credit Agreement provides that loans will bear interest at rates based, at the Company's option, on one of two specified base rates plus a margin based on certain formulas defined in the Credit Agreement. Additionally, the Credit Agreement contains a Commitment Fee, as defined in the Credit Agreement, on the amount of unused commitments under the Credit Agreement ranging from 0.080% to 0.225% per annum. The applicable date and the Commitment Fee will be determined with reference to the pricing grid set forth in the Credit Agreement referencing the ratings established by Standard & Poor's Financial Services LLC and Moody's Investor Service Inc. for the Company's non-credit enhanced, long-term, senior, unsecured debt. The average Commitment Fee in 2012 was 0.175% and PPG is committed to pay 0.125% in 2013. There were no amounts outstanding under the Credit Agreement at December 31, 2012.
The Credit Agreement contains usual and customary restrictive covenants for facilities of its type, which include, with specified exceptions, limitations on the Company's ability to create liens or other encumbrances, to enter into sale and leaseback transactions and to enter into consolidations, mergers or transfers of all or substantially all of its assets. The Credit Agreement maintains the same restrictive covenant as the prior revolving credit facility whereby the Company must maintain a ratio of Total Indebtedness to Total Capitalization, as defined in the Credit Agreement, of 60% or less.
The Credit Agreement contains customary events of default, including the failure to make timely payments when due under the Credit Agreement or other material indebtedness, the failure to satisfy covenants contained in the Credit Agreement, a change in control of the Company and specified events of bankruptcy and insolvency that would permit the lenders to accelerate the repayment of any loans.
On July 31, 2012, PPG completed a public offering of $400 million in aggregate principal amount of its 2.70% Notes due 2022 (the "2022 Notes”). The 2022 Notes were offered by the Company pursuant to its existing shelf registration statement and pursuant to an indenture dated as of March 18, 2008 (the “Original Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a first supplemental indenture dated as of March 18, 2008 between the Company and the Trustee (the “First Supplemental Indenture”), a second supplemental indenture dated as of November 12, 2010 between the Company and the Trustee (the “Second Supplemental Indenture”) and a third supplemental indenture dated as of August 3, 2011 between the Company and the Trustee (the “Third Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”). The Company may issue additional debt from time to time pursuant to the Original Indenture. The Indenture governing these notes contains covenants that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale-leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all the Company’s assets. The terms of these notes also require the Company to make an offer to repurchase the Notes upon a Change of Control Triggering Event (as defined in the Second Supplemental Indenture) at a price equal to 101% of their principal amount plus accrued and unpaid interest.
The proceeds from this offering of $397 million, net of discount and issuance costs, are expected to be used to repay a portion of the $600 million of 5.75% notes due in March 2013 (the "2013 Notes”). The discount and issuance costs related to the 2022 Notes, which totaled $3 million, will be amortized to interest expense over the life of the 2022 Notes. Concurrently with the issuance of the 2022 Notes, PPG settled forward starting swaps with a payment of $121 million on July 30, 2012. This loss will be amortized to interest expense over the term of the notes, resulting in an effective interest rate of 5.8%. (Refer to Note 11, "Derivative Financial Instruments and Hedge Activities" for additional information).
In April 2012, the Company reclassified the $600 million of the 2013 Notes to Short-term debt and current portion of long-term debt in the accompanying consolidated balance sheet as these notes are due to be repaid in March 2013. Also during the year-ended December 31, 2012, the Company assumed $120 million of debt in the Dyrup acquisition and repaid $119 million of that debt, and repaid the $71 million of 6.875% notes upon their maturity.
In June 2011, the Company repaid a $400 million three year, unsecured term loan, which had a scheduled maturity date of June 2012. There was no prepayment penalty. The interest rate was variable based on a spread over LIBOR. This term loan was repaid using a portion of the proceeds from our November 2010 $1 billion debt issuance.

On November 12, 2010, PPG completed a public offering of $250 million in aggregate principal amount of its 1.900% Notes due 2016, $500 million in aggregate principal amount of its 3.600% Notes due 2020 and $250 million in aggregate principal amount of its 5.500% Notes due 2040. These notes were issued pursuant to the Original Indenture as supplemented by the First Supplemental Indenture and Second Supplemental Indenture. The indentures governing these notes contains covenants substantially similar those in the indentures governing the 2022 Notes.
Cash proceeds from the sale of these notes was $983 million (net of discount and issuance costs). The discount and issuance costs related to these notes, which totaled $17 million, will be amortized to interest expense over the respective terms of the notes.
In August 2010, PPG entered into a three-year credit agreement with several banks and financial institutions (the "2010 Credit Agreement") which was subsequently terminated in July 2012. The 2010 Credit Agreement provided for a $1.2 billion unsecured revolving credit facility. In connection with entering into the 2010 Credit Agreement, the Company terminated its €650 million and its $1 billion revolving credit facilities that were each set to expire in 2011. There were no outstanding amounts due under either revolving facility at the times of their termination. The 2010 Credit Agreement was set to terminate on August 5, 2013.
PPG’s non-U.S. operations have uncommitted lines of credit totaling $705 million of which $34 million was used as of December 31, 2012. These uncommitted lines of credit are subject to cancellation at any time and are generally not subject to any commitment fees.
Short-term debt outstanding as of December 31, 2012 and 2011, was as follows:

(Millions)	2012	2011
Other, weighted average 2.27% as of Dec. 31, 2012 and 3.72% as of December 31, 2011	$39	$33
Total	$39	$33

PPG is in compliance with the restrictive covenants under its various credit agreements, loan agreements and indentures. The Company’s revolving credit agreements include a financial ratio covenant. The covenant requires that the amount of total indebtedness not exceed 60% of the Company’s total capitalization excluding the portion of accumulated other comprehensive income (loss) related to pensions and other postretirement benefit adjustments. As of December 31, 2012, total indebtedness was 42% of the Company’s total capitalization excluding the portion of accumulated other comprehensive income (loss) related to pensions and other postretirement benefit adjustments. Additionally, substantially all of the Company’s debt agreements contain customary cross-default provisions. Those provisions generally provide that a default on a debt service payment of $10 million or more for longer than the grace period provided (usually 10 days) under one agreement may result in an event of default under other agreements. None of the Company’s primary debt obligations are secured or guaranteed by the Company’s affiliates.
Interest payments in 2012, 2011 and 2010 totaled $219 million, $212 million and $189 million, respectively.
In October 2009, the Company entered into an agreement with a counterparty to repurchase up to 1.2 million shares of the Company’s stock of which 1.1 million shares were purchased in the open market (465,006 of these shares were purchased as of December 31, 2009 at a weighted average price of $56.66 per share). The counterparty held the shares until September of 2010 when the Company paid $65 million and took possession of these shares.
Rental expense for operating leases in continuing operations was $212 million, $211 million and $206 million in 2012, 2011 and 2010, respectively. The primary leased assets include paint stores, transportation equipment, warehouses and other distribution facilities, and office space, including the Company’s corporate headquarters located in Pittsburgh, Pa. Minimum lease commitments for operating leases that have initial or remaining lease terms in excess of one year as of December 31, 2012, are (in millions) $160 in 2013, $128 in 2014, $102 in 2015, $79 in 2016, $62 in 2017 and $134 thereafter.
Discontinued operations, pretax includes $21 million, $38 million and $27 million of rental expense for operating leases in 2012, 2011 and 2010, respectively. Scheduled operating lease payments related to the PPG commodity chemicals business due under operating leases with remaining lease terms in excess of one year as of December 31, 2012 are (in millions) $11 in 2013, $7 in 2014, $5 in 2015, $4 in 2016, $2 in 2017 and $1 thereafter.
The Company had outstanding letters of credit and surety bonds of $119 million as of December 31, 2012. The letters of credit secure the Company’s performance to third parties under certain self-insurance programs and other commitments made in the ordinary course of business. As of December 31, 2012 and 2011, guarantees outstanding were $96 million and $90 million, respectively. The guarantees relate primarily to debt of certain entities in which PPG has an ownership interest and selected customers of certain of the Company’s businesses. A portion of such debt is secured by the assets of the related entities. The carrying values of these guarantees were $11 million and $13 million as of December 31, 2012 and 2011, respectively, and the fair values were $11 million and $21 million, as of December 31, 2012 and 2011, respectively. The fair value of each guarantee was estimated by comparing the net present value of two hypothetical cash flow streams, one based on PPG’s incremental borrowing rate and the other based on the borrower’s incremental borrowing rate, as of the effective date of the guarantee. Both streams were discounted at a risk free rate of return. The Company does not believe any loss related to these letters of credit, surety bonds or guarantees is likely.
As of December 31, 2012 and 2011, a $10 million guarantee related to credit risk on interest rate swaps of RS Cogen was outstanding. The carrying value of this guarantee was zero as of December 31, 2012 and 2011, and the fair value was negligible and $2 million, as of December 31, 2012 and 2011, respectively. This guarantee was transfered as part of the separation of the commodity chemicals business, refer to Note 25, "Separation and Merger Transaction."

Fair Value Measurement	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurement
Fair Value Measurement
The accounting guidance on fair value measurements establishes a hierarchy with three levels of inputs used to determine fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets and liabilities, are considered to be the most reliable evidence of fair value, and should be used whenever available. Level 2 inputs are observable prices that are not quoted on active exchanges. Level 3 inputs are unobservable inputs employed for measuring the fair value of assets or liabilities.

Assets and liabilities reported at fair value on a recurring basis:

	December 31, 2012
(Millions)	Level 1	Level 2	Level 3	Total
Short-term investments:
Commercial paper and certificates of deposit	$—	$455	$—	$455
Other current assets:
Marketable equity securities	5	—	—	5
Foreign currency contracts(1)	—	3	—	3
Equity forward arrangement(1)	—	130	—	130
Investments:
Marketable equity securities	60	—	—	60
Accounts payable and accrued liabilities:
Foreign currency contracts(1)	—	1	—	1
Other liabilities:
Cross currency swaps(1)	—	95	—	95

(1)	This entire balance is designated as a hedging instrument under GAAP.

	December 31, 2011
(Millions)	Level 1	Level 2	Level 3	Total
Short-term investments:
Commercial paper and restricted cash	$—	$21	$—	$21
Marketable equity securities	4	—	—	4
Other current assets:
Foreign currency contracts(1)	—	1	—	1
Interest rate swaps(1)	—	1	—	1
Equity forward arrangement(1)	—	56	—	56
Investments:
Marketable equity securities	56	—	—	56
Other assets:
Interest rate swaps(1)	—	25	—	25
Accounts payable and accrued liabilities:
Foreign currency contracts(1)	—	6	—	6
Forward starting swaps(1)	—	92	—	92
Natural gas swap contracts(1)	—	9	—	9
Other liabilities:
Cross currency swaps(1)	—	120	—	120
Foreign currency contracts(1)	—	1	—	1

(1)	This entire balance is designated as a hedging instrument under GAAP.
Assets and liabilities reported at fair value on a nonrecurring basis:
As a result of finalizing a restructuring plan, as discussed in Note 7, “Business Restructuring”, long-lived assets with a carrying amount of $10 million were written-down to their fair value of $7 million, resulting in a charge of $3 million, which was included in the business restructuring expense reported in the year-ended December 31, 2012. These long-lived assets were valued using Level 3 inputs.
There were no nonmonetary assets or liabilities written down to fair value on a nonrecurring basis during 2010 or 2011.

Financial Instruments, Excluding Derivative Financial Instruments	12 Months Ended
Dec. 31, 2012
Financial Instruments Excluding Derivative Financial Instruments Disclosure [Abstract]
Financial Instruments, Excluding Derivative Financial Instruments
Financial Instruments, Excluding Derivative Financial Instruments
Included in PPG’s financial instrument portfolio are cash and cash equivalents, short-term investments, cash held in escrow, marketable equity securities, company-owned life insurance and short and long-term debt instruments. The fair values of these financial instruments approximated their carrying values at December 31, 2012 and 2011, in the aggregate, except for long-term debt.
Long-term debt (excluding capital lease obligations), had carrying and fair values totaling $3,939 million and $4,484 million, respectively, as of December 31, 2012. Long-term debt (excluding capital lease obligations), had carrying and fair values totaling $3,617 million and $4,154 million, respectively, as of December 31, 2011. The fair values of the debt instruments were based on discounted cash flows and interest rates then currently available to the Company for instruments of the same remaining maturities.

Derivative Financial Instruments and Hedge Activities	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments and Hedge Activities
Derivative Financial Instruments and Hedge Activities
The Company recognizes all derivative financial instruments as either assets or liabilities at fair value on the balance sheet. The accounting for changes in the fair value of a derivative depends on the use of the instrument. To the extent that a derivative is effective as a hedge of an exposure to future changes in cash flows, the change in fair value of the instrument is deferred in AOCI. Any portion considered to be ineffective is reported in earnings immediately, including changes in value related to credit risk. To the extent that a derivative is effective as a hedge of an exposure to future changes in fair value, the change in the derivative’s fair value is offset in the consolidated statement of income by the change in fair value of the item being hedged. To the extent that a derivative or a financial instrument is effective as a hedge of a net investment in a foreign operation, the change in the derivative’s fair value is deferred as an unrealized currency translation adjustment in AOCI.

PPG’s policies do not permit speculative use of derivative financial instruments. PPG uses forward currency and option contracts as hedges against its exposure to variability in exchange rates on short-term intercompany transactions, unrecognized firm sales commitments and cash flows denominated in foreign currencies. PPG uses foreign denominated debt and cross currency swap contracts to hedge net investments in foreign operations. PPG also uses an equity forward arrangement to hedge the Company’s exposure to changes in the fair value of PPG stock that is to be contributed to the asbestos settlement trust as discussed in Note 15, “Commitments and Contingent Liabilities.” In 2011 and 2010, interest rate swaps were used to manage the Company’s exposure to changing interest rates as such rate changes affected the fair value of fixed rate borrowings. Forward starting swaps were used to lock-in a fixed interest rate, to which was added a corporate spread, related to future long-term debt refinancings. PPG also used derivative instruments to manage its exposure to fluctuating natural gas prices through the use of natural gas swap contracts.

PPG enters into derivative financial instruments with high credit quality counterparties and diversifies its positions among such counterparties in order to reduce its exposure to credit losses. The Company did not realize a credit loss on derivatives during the three-year period ended December 31, 2012.

PPG centrally manages certain of its foreign currency transaction risks to minimize the volatility in cash flows caused by currency fluctuations. Decisions on whether to use derivative financial instruments to hedge the net transaction exposures related to all regions of the world are made based on the amount of those exposures by currency and, in certain situations, an assessment of the near-term outlook for certain currencies. This net hedging strategy does not qualify for hedge accounting; therefore, the change in the fair value of these instruments is recorded in “Other charges” in the accompanying consolidated statement of income in the period of change. As of December 31, 2012 and 2011, the fair value of these contracts were assets of less than $0.1 million and $0.4 million, respectively.

PPG designates forward currency contracts as hedges against the Company’s exposure to variability in exchange rates on short-term intercompany borrowings and transactions denominated in foreign currencies. To the extent effective, changes in the fair value of these instruments are deferred in AOCI and subsequently reclassified to “Other charges” in the accompanying consolidated statement of income as foreign exchange gains and losses are recognized on the related intercompany and other transactions. The portion of the change in fair value considered to be ineffective is recognized immediately in “Other charges” in the accompanying consolidated statement of income. All amounts related to these instruments deferred in AOCI as of December 31, 2012 will be reclassified to earnings within the next twelve months. As of December 31, 2012 and 2011, the fair value of these instruments was a net liability of $1 million and $5 million, respectively.

PPG designates forward currency contracts as hedges against the Company’s exposure to future changes in fair value related to certain firm sales commitments denominated in foreign currencies. These contracts are designated as fair value hedges. As such, they are reported at fair value in the Company’s consolidated balance sheet, with changes in the fair value of these contracts and that of the related firm sales commitments reported in net sales. As of December 31, 2012, these contracts converted $56 million to the South Korean won over the 21 month period ending September 30, 2014. As of December 31, 2011, contracts converted $91 million to the South Korean won over the 30 month period ending June 30, 2014. As of December 31, 2012 and 2011, the fair value of the contracts was a net asset of $3 million and a net liability of $1 million, respectively.

As of January 1, 2012, PPG had nine U.S. dollar to euro cross currency swap contracts with a total notional amount of $1.16 billion, of which $600 million were to settle on March 15, 2013 and $560 million were to settle on March 15, 2018. In June 2012, $600 million of swaps, with a settlement date of March 15, 2013, were settled with PPG receiving $1 million in cash. On settlement of the remaining outstanding contracts, PPG will receive $560 million U.S. dollars and pay euros to the counterparties to the contracts. During the term of these contracts, PPG will receive semiannual payments in March and September of each year based on U.S. dollar, long-term fixed interest rates, and PPG will make annual payments in March of each year to the counterparties based on euro, long-term fixed interest rates. The Company designated all of the cross currency swaps as hedges of its net investment in the acquired SigmaKalon businesses and, as a result, the mark to market fair value adjustments of the swaps outstanding have been and will be recorded as a component of AOCI, and the cash flow impact of these swaps has been and will be classified as investing activities in the consolidated statement of cash flows. As of December 31, 2012 and December 31, 2011, the fair value of these contracts was a net liability of $95 million and $120 million, respectively.

As of December 31, 2012 and 2011, PPG designated €300 million euro-denominated borrowings as a hedge of a portion of PPG’s net investment in the Company’s European operations. Also, during 2010, certain portions of PPG’s various other euro-denominated borrowings were designated as hedges of PPG’s investments in its European operations. As a result, the change in book value from adjusting these foreign-denominated borrowings to current spot rates was deferred in AOCI.

As of December 31, 2012 and December 31, 2011, the Company had accumulated pretax unrealized translation gains in AOCI of $9 million and $14 million, respectively, related to both the euro-denominated borrowings and the cross currency swaps that have been designated as hedges of net investments.

Deferrals in AOCI related to hedges of the Company’s net investments in European operations would be reclassified and recognized in earnings upon a substantial liquidation, sale or partial sale of such investments or upon impairment of all or a portion of such investments.

The Company manages its interest rate risk by balancing its exposure to fixed and variable rates while attempting to minimize its interest costs. Generally, the Company maintains variable interest rate debt at a level of approximately 25 percent to 50 percent of total borrowings. PPG principally manages its fixed and variable interest rate risk by retiring and issuing debt from time to time and through the use of interest rate swaps. As of December 31, 2011, interest rate swaps converted $445 million of fixed rate debt to variable rate debt. During the year ended December 31, 2012, PPG settled these swaps and received $29 million from such settlements. When outstanding, the swaps were designated as fair value hedges. As such, they were carried at fair value. Changes in the fair value of these swaps and that of the related debt were recorded in "Interest expense" in the accompanying consolidated statement of income. As of December 31, 2011, the fair value of these contracts was a net asset of $26 million.

The Company entered into forward starting swaps in 2009 and in the second quarter of 2010 to effectively lock-in a fixed interest rate for future debt refinancings with an anticipated term of ten years based on the ten year swap rate, to which was added a corporate spread. The notional amount of the swaps outstanding totaled $400 million. To the extent that the swaps were effective, changes in the fair values of the swap contracts were deferred in AOCI. The portion of the change in fair value considered to be ineffective was recognized immediately in Other charges in the accompanying consolidated statement of income. All of the swap contracts were settled on July 30, 2012, resulting in a cash payment of $121 million. As of December 31, 2012, the amount of loss recorded in AOCI was $116 million. The remaining balance will be amortized to interest expense over the remaining term of the ten-year debt that was issued on July 31, 2012. (See Note 8, “Debt and Bank Credit Agreements and Leases” for further discussion regarding this debt issuance.) As of December 31, 2011, the fair value of these swaps was a liability of $92 million.

Derivative instruments have been used to manage the Company's exposure to fluctuating natural gas prices through the use of natural gas swap contracts. There were no natural gas swap contracts outstanding as of December 31, 2012 as the price of natural gas has declined for the past four years and is not expected to be as volatile over the next 12 to 18 months as continued development of shale oil and gas reserves will maintain downward pressure on the price of natural gas. To the extent that these instruments were effective in hedging PPG’s exposure to price changes for its, changes in the fair values of the hedge contracts were deferred in AOCI and either reclassified to "Cost of sales, exclusive of depreciation and amortization" or to "Income from discontinued operations, net of tax" (if the contract related to the former commodity chemicals business) as the natural gas was purchased. The amount of ineffectiveness was reported in "Other charges" or "Income from discontinued operations, net of tax" (if the contract related to the former commodity chemicals business) in the accompanying consolidated statement of income immediately. As of December 31, 2011, the fair value of these contracts was a liability of $9 million. There was no balance in AOCI as of December 31, 2012 related to the contracts.

PPG entered into a one-year renewable equity forward arrangement with a bank in 2003 in order to mitigate the impact on PPG earnings of changes in the fair value of 1,388,889 shares of PPG stock that are to be contributed to the asbestos settlement trust as discussed in Note 15, “Commitments and Contingent Liabilities.” This instrument, which has been renewed annually, is recorded at fair value as an asset or liability and changes in the fair value of this instrument are reflected in the “Asbestos settlement – net” caption of the accompanying consolidated statement of income. The total principal amount payable for these shares is $62 million. PPG will pay to the bank interest based on the principal amount and the bank will pay to PPG an amount equal to the dividends paid on these shares during the period this instrument is outstanding. The difference between the principal amount and any amounts related to unpaid interest or dividends and the current market price for these shares, adjusted for credit risk, represents the fair value of the instrument as well as the amount that PPG would pay or receive if the bank chose to net settle the instrument. Alternatively, the bank may, at its option, require PPG to purchase the shares covered by the arrangement at the principal amount adjusted for unpaid interest and dividends as of the date of settlement. As of December 31, 2012 and 2011, the fair value of this contract was an asset of $130 million and $56 million, respectively.

No derivative instrument initially designated as a hedge instrument was undesignated or discontinued as a hedging instrument during 2012 or 2011. Nor were any amounts deferred in AOCI reclassified to earnings during the three-year period ended December 31, 2012 related to hedges of anticipated transactions that were no longer expected to occur.

All of the outstanding derivative instruments are subject to accelerated settlement in the event of PPG’s failure to meet its debt obligations or payment obligations under the terms of the instruments’ contractual provisions. In addition, should the Company be acquired and its payment obligations under the derivative instruments’ contractual arrangements not be assumed by the acquirer, or should PPG enter into bankruptcy, receivership or reorganization proceedings, the instruments would also be subject to accelerated settlement.

For the year ended December 31, 2012, Other comprehensive income included a net pretax loss due to cash flow hedge derivatives of $11 million ($7 million, net of tax). This loss was comprised of realized losses of $27 million and unrealized losses of $38 million. The realized losses related to the settlement during the period of natural gas swap contracts and interest rate swaps owned by RS Cogen (Refer to Note 5, “Investments” for a discussion regarding this equity method investment.), amortization of a portion of the loss on the forward starting swaps that was deferred in AOCI, and realized losses on foreign currency contracts. The unrealized losses related to the change in fair value of the natural gas swap contracts, forward starting swaps, interest rate swaps owned by RS Cogen, and the change in fair value of the foreign currency contracts.

For the year ended December 31, 2011, Other comprehensive loss included a net pretax loss due to cash flow hedge derivatives of $51 million ($32 million, net of tax). This loss was comprised of realized losses of $28 million and unrealized losses of $79 million. The realized losses related to the settlement during the period of natural gas swap contracts and interest rate swaps owned by RS Cogen (Refer to Note 5, “Investments” for a discussion regarding this equity method investment.), offset in part by realized gains on foreign currency contracts. The unrealized losses related to the change in fair value of the natural gas swap contracts, forward starting swaps and interest rate swaps owned by RS Cogen, offset in part by the change in fair value of the foreign currency contracts.

For the year ended December 31, 2010, Other comprehensive loss included a net pretax loss due to cash flow hedge derivatives of $3 million ($2 million, net of tax). This loss was comprised of realized losses of $93 million and unrealized losses of $96 million. The realized losses related to the settlement during the period of natural gas swap contracts, interest rate swaps owned by RS Cogen (Refer to Note 5, “Investments” for a discussion regarding this equity method investment.) and foreign currency contracts. The unrealized losses related to the change in fair value of the natural gas swap contracts, forward starting swaps, foreign currency contracts and interest rate swaps owned by RS Cogen.

Refer to Note 9, “Fair Value Measurement,” for additional disclosures related to the Company’s derivative instruments outstanding as of December 31, 2012 and 2011.

The following tables provide details for the years ended December 31, 2012 and 2011 related to fair value, cash flow and net investment hedges, by type of derivative and financial instrument. All dollar amounts are pretax.

	December 31, 2012
Hedge Type (Millions)	Gain (Loss) Deferred in OCI	Gain (Loss) Recognized
		Amount	Caption
Fair Value
Interest rate swaps(a)	Not applicable	$17	Interest expense
Foreign currency contracts(b)	Not applicable	1	Sales
Equity forward arrangements(a)	Not applicable	74	Asbestos - net
Total Fair Value		$92
Cash Flow
Natural gas swaps(a) (e)	$(2)	$(11)	Cost of sales and Income from Discontinued operations, net of tax
Interest rate swaps of RS Cogen	(1)	(2)	Income from Discontinued operations, net of tax
Forward starting swaps(c)	(26)	(5)	Interest expense
Foreign currency contracts(d)	(9)	(9)	Other charges
Total Cash Flow	$(38)	$(27)
Net Investment
Cross currency swaps(a)	$3	$—	Other charges
Foreign denominated debt	(7)		Other charges
Total Net Investment	$(4)	$—
Non-Hedge
Foreign currency contracts	Not applicable	$1	Other charges
Total Non-Hedge		$1

(a)	The ineffective portion related to each of the items was less than $0.1 million of expense.

(b)	The ineffective portion related to this item was $0.5 million of income.

(c)	The ineffective portion related to this item was $4 million of expense.

(d)	The ineffective portion related to this item was $8 million of expense.

(e)	The portion reported in cost of sales was $1 million of expense.

	December 31, 2011
Hedge Type (Millions)	Gain (Loss) Deferred in OCI	Gain (Loss) Recognized
		Amount	Caption
Fair Value
Interest rate swaps(a)	Not applicable	$16	Interest expense
Foreign currency contracts(b)	Not applicable	2	Sales
Equity forward arrangements(a)	Not applicable	1	Asbestos - net
Total Fair Value		$19
Cash Flow
Natural gas swaps(a) (f)	$(10)	$(32)	Cost of sales and Income from Discontinued Operations, net of tax
Interest rate swaps of RS Cogen	(2)	(2)	Income from Discontinued Operations, net of tax
Forward starting swaps(c)	(73)	—	Interest expense
Foreign currency contracts(d)	6	6	Other charges
Total Cash Flow	$(79)	$(28)
Net Investment
Cross currency swaps(e)	$34	$—	Other charges
Foreign denominated debt	13		Other charges
Total Net Investment	$47	$—
Non-Hedge
Foreign currency contracts	Not applicable	$—	Other charges
Total Non-Hedge		$—

(a)	The ineffective portion related to each of the items was less than $0.1 million of either income or expense.

(b)	The ineffective portion related to this item was $0.8 million of income.

(c)	The ineffective portion related to this item was $3 million of income.

(d)	The ineffective portion related to this item was $6 million of expense.

(e)	The ineffective portion related to this item was $2 million of expense.

(f)	The portion reported in cost of sales was $8 million of expense.

Earnings Per Common Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Common Share
Earnings Per Common Share
The earnings per common share calculations for the three years ended December 31, 2012, are as follows:

(Millions, except per share amounts)	2012	2011	2010
Earnings per common share (attributable to PPG)
Income from continuing operations, net of tax	$726	$858	$658
Income from discontinued operations, net of tax	$215	$237	$111
Net income (attributable to PPG)	$941	$1,095	$769
Weighted average common shares outstanding	153.4	157.3	164.5
Earnings per common share (attributable to PPG):
Income from continuing operations, net of tax	$4.73	$5.45	$4.00
Income from discontinued operations, net of tax	$1.40	$1.51	$0.67
Net income (attributable to PPG)	$6.13	$6.96	$4.67
Earnings per common share - assuming dilution (attributable to PPG)
Income from continuing operations, net of tax	$726	$858	$658
Income from discontinued operations, net of tax	$215	$237	$111
Net income (attributable to PPG)	$941	$1,095	$769
Weighted average common shares outstanding	153.4	157.3	164.5
Effect of dilutive securities:
Stock options	0.8	1.1	0.8
Other stock compensation plans	0.9	0.9	0.6
Potentially dilutive common shares	1.7	2.0	1.4
Adjusted weighted average common shares outstanding	155.1	159.3	165.9
Earnings per common share - assuming dilution (attributable to PPG)
Income from continuing operations, net of tax	$4.69	$5.40	$3.96
Income from discontinued operations, net of tax	$1.37	$1.47	$0.67
Net income (attributable to PPG)	$6.06	$6.87	$4.63

There were no outstanding stock options excluded in 2012 and 0.6 million and 1.2 million outstanding stock options excluded in 2011 and 2010, respectively, from the computation of diluted earnings per common share due to their anti-dilutive effect.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The following table presents a reconciliation of the statutory U.S. corporate federal income tax rate to the Company’s effective income tax rate:

	2012	2011	2010
U.S. federal income tax rate	35.00%	35.00%	35.00%
Changes in rate due to:
U.S. State and local taxes	0.64	0.67	1.14
U.S. tax benefit on foreign dividends	(1.49)	(0.96)	0.17
Taxes on non-U.S. earnings	(9.70)	(10.88)	(8.13)
PPG dividends paid to the ESOP	(0.18)	(0.41)	(0.57)
U.S. tax incentives	(1.92)	(1.79)	(1.75)
Significant audit settlements	—	(1.42)	—
Other	(1.45)	1.07	(1.18)
One-time charge, tax law change	—	—	6.64
Effective income tax rate	20.90%	21.28%	31.32%

The effective tax rate for 2012 includes tax benefits of $60 million, or 37.7%, on the $159 million charge for environmental remediation costs, $45 million, or 21.4%, on the $208 million business restructuring charge, $2 million, or 28.6%, on the acquisition-related expenses associated with the Dyrup and Colpisa acquisitions of $6 million, and $2 million, or 38.0%, on certain acquisition-related costs of $5 million. The separation of PPG's commodity chemicals business and subsequent merger of the subsidiary holding that business with a subsidiary of Georgia Gulf (Refer to Note 25, "Separation and Merger Transaction") is expected to be generally tax free to PPG, as a result of this, the deductibility for U.S. federal tax purposes of the costs associated with the transaction is expected to be limited. We currently estimate that approximately 20% of the separation and merger costs incurred to date will be tax deductible.
U.S. tax incentives include the R&D credit, the U.S. manufacturing deduction and the tax free Medicare Part D subsidy. The increase of the impact of U.S. tax incentives in 2012 can be explained by an increase in the manufacturing deduction which more than offset the absence of the R&D credit in 2012.
The 2012 and 2011 increase in the U.S. tax benefit on foreign dividends was mainly due to the tax efficient repatriation of high taxed foreign earnings resulting from tax planning.
The 2010 effective tax rate was increased because PPG recorded a one-time, aftertax charge in the first quarter of 2010 of $73 million, or 44 cents per share, as a result of a change in U.S. tax law included in the U.S. Patient Protection and Affordable Care Act enacted in March 2010. Under the prior tax law, the total amount paid for prescription drug costs for retirees over the age of 65 was tax deductible. Beginning in 2013, however, these costs will only be deductible to the extent they exceed the amount of the annual subsidy PPG receives from the U.S. government under Medicare Part D. As a result of this change, the Company’s deferred tax asset, which reflects the future tax deductibility of these post retirement costs, had to be reduced in the first quarter of 2010, the period that the change in the tax law was enacted, as required by the accounting guidance for income taxes.
Income before income taxes of the Company’s non-U.S. continuing operations for 2012, 2011 and 2010 was $729 million, $836 million and $758 million, respectively.
The following table gives details of income tax expense reported in the accompanying consolidated statement of income.

(Millions)	2012	2011	2010
Current income tax expense
U.S. federal	$228	$107	$24
Non-U.S.	190	164	162
U.S. State and local	15	8	10
Total current income tax	433	279	196
Deferred income tax expense
U.S. federal	(150)	(3)	65
Non-U.S.	(48)	(17)	2
U.S. State and local	(14)	1	11
One-time charge, tax law change	—	—	73
Total deferred income tax	(212)	(19)	151
Total	$221	$260	$347

Income tax payments in 2012, 2011 and 2010 totaled $503 million, $353 million and $198 million, respectively. Included within these amounts were $8 million, $5 million and $4 million, respectively paid directly by the former commodity chemicals business to foreign tax authorities.
Net deferred income tax assets and liabilities as of December 31, 2012 and 2011, were as follows:

(Millions)	2012	2011
Deferred income tax assets related to
Employee benefits	$1,000	$963
Contingent and accrued liabilities	598	524
Operating loss and other carry-forwards	223	183
Inventories	21	29
Property	5	3
Derivatives	38	95
Other	41	97
Valuation allowance	(138)	(134)
Total	1,788	1,760
Deferred income tax liabilities related to
Property	405	500
Intangibles	452	460
Employee benefits	69	64
Other	3	63
Total	929	1,087
Deferred income tax assets – net	$859	$673

As of December 31, 2012, subsidiaries of the Company had available net operating loss carryforwards of approximately $611 million for income tax purposes, of which approximately $529 million has an indefinite expiration. The remaining $82 million expires between the years 2013 and 2027. The tax effected amount of the net operating loss carryforwards is $177 million. A valuation allowance has been established for carry-forwards at December 31, 2012, when the ability to utilize them is not likely.
The Company has $3,476 million and $2,920 million of undistributed earnings of non-U.S. subsidiaries as of December 31, 2012 and December 31, 2011, respectively.  These amounts relate to approximately 300 subsidiaries in more than 70 taxable jurisdictions. No deferred U.S. income taxes have been provided on these earnings as they are considered to be reinvested for an indefinite period of time or will be repatriated when it is tax effective to do so. The Company estimates that of these amounts, $2,865 million as of December 31, 2012 and $2,454 million as of December 31, 2011 of the undistributed earnings, could be repatriated at little to no U.S. tax cost due in part to the benefit of U.S. foreign tax credits that would be available if these earnings were repatriated. The repatriation of undistributed earnings of non-U.S. subsidiaries of approximately $611 million as of December 31, 2012 and $466 million as of December 31, 2011 would have resulted in a U.S. tax cost of approximately $110 million and $85 million, respectively.
The Company files federal, state and local income tax returns in numerous domestic and foreign jurisdictions. In most tax jurisdictions, returns are subject to examination by the relevant tax authorities for a number of years after the returns have been filed. The Company is no longer subject to examinations by tax authorities in any major tax jurisdiction for years before 2003. Additionally, the Internal Revenue Service has completed its examination of the Company’s U.S. federal income tax returns filed for years through 2009. The examination of the Company’s U.S. federal income tax return for 2010 is currently underway and is expected to be finalized during 2013.
The activity in the accrued liability for unrecognized tax benefits for the three years ended December 31, 2012 is as follows:

(Millions)	2012	2011	2010
Balance at January 1	$107	$111	$108
Additions based on tax positions related to the current year	12	15	7
Additions for tax positions of prior years	2	17	15
Reductions for tax positions of prior years	(12)	(19)	(5)
Pre-acquisition unrecognized tax benefits	2	—	—
Reductions for expiration of the applicable statute of limitations	(6)	(7)	(6)
Settlements	(23)	(8)	(2)
Currency	—	(2)	(6)
Balance at December 31	$82	$107	$111

The amount of unrecognized tax benefits was $82 million, $107 million and $111 million as of December 31, 2012, 2011 and 2010, respectively. If recognized, $79 million, $100 million and $103 million would impact the effective rate as of December 31, 2012, 2011 and 2010, respectively. The Company recognizes accrued interest and penalties related to unrecognized tax benefits in income tax expense. The Company had accrued as of December 31, 2012, 2011 and 2010, $10 million, $15 million and $15 million, respectively, for estimated interest and penalties on unrecognized tax benefits. The Company recognized $5 million of income in 2012 related to the reduction of estimated interest and penalties. The Company recognized no expense and $2 million of expense for estimated interest and penalties during the years ended December 31, 2011 and 2010, respectively.
While it is expected that the amount of unrecognized tax benefits will change in the next 12 months, quantification of an estimated range cannot be made at this time. The Company does not expect this change to have a significant impact on the results of operations or financial position of the Company, however, actual settlements may differ from amounts accrued.

Pensions and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Pensions and Other Postretirement Benefits
Pensions and Other Postretirement Benefits

Defined Benefit Plans
PPG has defined benefit pension plans that cover certain employees worldwide. The principal defined benefit pension plans are those in the U.S., Canada, the Netherlands and the U.K. which, in the aggregate, represent 99% of the market value of plan assets at December 31, 2012. PPG also sponsors welfare benefit plans that provide postretirement medical and life insurance benefits for certain U.S. and Canadian employees and their dependents. These programs require retiree contributions based on retiree-selected coverage levels for certain retirees and their dependents and provide for sharing of future benefit cost increases between PPG and participants based on management discretion. The Company has the right to modify or terminate certain of these benefit plans in the future. Salaried and certain hourly employees hired on or after October 1, 2004, are not eligible for postretirement medical benefits. Salaried employees hired, rehired or transferred to salaried status on or after January 1, 2006, and certain hourly employees hired in 2006 or thereafter are eligible to participate in a defined contribution retirement plan. These employees are not eligible for defined benefit pension plan benefits.

Plan Design Changes
 In January 2011, the Company approved an amendment to one of its U.S. defined benefit pension plans that represents about 77% of the total U.S. projected benefit obligation at December 31, 2012, 2011 and 2010. Depending upon the affected employee's combined age and years of service to PPG, this change resulted in certain employees no longer accruing benefits under this plan as of December 31, 2011, while the remaining employees will no longer accrue benefits under this plan as of December 31, 2020. The affected employees will participate in the Company’s defined contribution retirement plan from the date their benefit under the defined benefit plan is frozen. The Company remeasured the projected benefit obligation of this amended plan, which resulted in an approximate $65 million reduction in the liability and lowered 2011 pension expense by approximately $12 million. The Company made similar changes to certain other U.S. defined benefit pension plans in 2011. The Company recognized a curtailment loss and special termination benefits associated with these plan amendments of $5 million in 2011. During 2010, PPG made changes to certain of its defined benefit pension plans to shift benefits for future service to defined contribution plans. The Company plans to continue reviewing and potentially changing other PPG defined benefit plans in the future.
Separation and Merger of Commodity Chemicals Business
On January 28, 2013, PPG completed the separation of its commodity chemicals business and the merger of the subsidiary holding the PPG commodity chemicals business with a subsidiary of Georgia Gulf, as discussed in Note 25, “Separation and Merger Transaction”. PPG transferred the defined benefit pension plan and other postretirement benefit liabilities for the affected employees in the U.S., Canada, and Taiwan in the separation resulting in net settlement and curtailment charges of approximately $30 million that will be recorded in the first quarter of 2013. This transaction will lower the projected benefit obligation of PPG's defined benefit pension plans by approximately $550 million and the accumulated benefit obligation of the other postretirement benefit plans by approximately $165 million. PPG will also transfer pension assets of approximately $480 million. The Commodity Chemicals business incurred pension expense of $16 million, $11 million, and $15 million in 2012, 2011, and 2010, respectively, and incurred other postretirement benefit expense of $11 million, $13 million, and $12 million in 2012, 2011, and 2010, respectively. These amounts are recorded in "Income from discontinued operations, net of tax" in each year and have been excluded from the expense disclosures in the remainder of this footnote.
Postretirement medical
Beginning in 2004, PPG's other postretirement benefit plan provided a retiree prescription drug benefit which was at least actuarially equivalent to Medicare Part D. Therefore, PPG received the federal subsidy provided for under the Medicare Act of 2003. The federal subsidy is not subject to U.S. federal income tax and is recorded as a reduction in annual net periodic benefit cost of other postretirement benefits. Since 2004, PPG has made periodic amendments to its U.S. other postretirement benefit plan; however, from January 1, 2010 to December 31, 2012 the Company has provided a self-insured plan for certain retirees and their dependents that was at least actuarially equivalent to Medicare Part D and has received the subsidy under the Medicare Act of 2003 for those retirees and their dependents.
In October 2012, the Company decided, effective January 1, 2013, to move to an Employee Group Waiver Plan ("EGWP") for certain Medicare-eligible retirees and their dependents. The EGWP includes a fully-insured Medicare Part D prescription drug plan. As such, beginning in 2013 PPG is no longer eligible to receive the federal subsidy provided under the Medicare Act of 2003 for these retirees and their dependents.
The following table sets forth the changes in projected benefit obligations (“PBO”) (as calculated as of December 31), plan assets, the funded status and the amounts recognized in the accompanying consolidated balance sheet for the Company’s defined benefit pension and other postretirement benefit plans:

	Pensions		Other Postretirement Benefits
(Millions)	2012	2011	2012	2011
Projected benefit obligation, January 1	$5,333	$4,952	$1,394	$1,235
Service cost	54	57	19	16
Interest cost	217	231	50	55
Plan amendments	(2)	—	(19)	22
Actuarial losses / (gains) - net	443	444	(33)	126
Benefits paid	(347)	(281)	(62)	(64)
Foreign currency translation adjustments	59	(37)	3	(3)
Curtailment and special termination benefits	(6)	(58)	—	—
Impact of Commodity Chemicals transaction(1)	29	29	10	11
Other	4	(4)	—	(4)
Projected benefit obligation, December 31	$5,784	$5,333	$1,362	$1,394
Market value of plan assets, January 1	$4,382	$4,127
Actual return on plan assets	571	426
Company contributions	80	113
Participant contributions	2	2
Benefits paid	(335)	(262)
Plan expenses and other-net	(1)	(2)
Foreign currency translation adjustments	50	(30)
Impact of Commodity Chemicals transaction(1)	1	8
Market value of plan assets, December 31	$4,750	$4,382
Funded Status	$(1,034)	$(951)	$(1,362)	$(1,394)
Amounts recognized in the Consolidated Balance Sheet:
Other assets (long-term)	27	23	—	—
Accounts payable and accrued liabilities	(20)	(13)	(75)	(87)
Accrued pensions	(1,041)	(961)	—	—
Other postretirement benefits	—	—	(1,287)	(1,307)
Net liability recognized	$(1,034)	$(951)	$(1,362)	$(1,394)

(1) This impact is recorded in "Income from discontinued operations, net of tax" as described in Note 25, "Separation and Merger Transaction".
The PBO is the actuarial present value of benefits attributable to employee service rendered to date, including the effects of estimated future pay increases. The accumulated benefit obligation (“ABO”) is the actuarial present value of benefits attributable to employee service rendered to date, but does not include the effects of estimated future pay increases. The ABO for all defined benefit pension plans as of December 31, 2012 and 2011 was $5,517 million and $5,117 million, respectively.
The aggregate PBO and fair value of plan assets (in millions) for the pension plans with PBO in excess of plan assets were $5,588 and $4,534, respectively, as of December 31, 2012, and $5,164 and $4,196, respectively, as of December 31, 2011. The aggregate ABO and fair value of plan assets (in millions) for the pension plans with ABO in excess of plan assets were $5,186 and $4,352, respectively, as of December 31, 2012, and $4,771 and $3,992, respectively, as of December 31, 2011.
Amounts (pretax) not yet reflected in net periodic benefit cost and included in accumulated other comprehensive loss include the following:

(Millions)	Pensions		Other Postretirement Benefits
	2012	2011	2012	2011
Accumulated net actuarial losses	$2,097	$2,052	$505	$571
Accumulated prior service credit	(3)	(2)	(45)	(37)
Total	$2,094	$2,050	$460	$534

The accumulated net actuarial losses for pensions relate primarily to the actual return on plan assets being less than the expected return on plan assets in 2000-2002, and 2008 and a decline in the discount rate since 1999. The accumulated net actuarial losses for other postretirement benefits relate primarily to actual healthcare costs increasing at a higher rate than assumed during the 2001-2003 period and the decline in the discount rate. Since the accumulated net actuarial losses exceed 10% of the higher of the market value of plan assets or the PBO at the beginning of the year, amortization of such excess over the average remaining service period of active employees expected to receive benefits has been included in net periodic benefit costs for pension and other postretirement benefits in each of the last three years. The decrease in 2012 of the accumulated prior service credit for other postretirement benefits relates to several amendments to these plans approved by the Company during 2011. Accumulated prior service cost (credit) is amortized over the future service periods of those employees who are active at the dates of the plan amendments and who are expected to receive benefits.
The decrease in accumulated other comprehensive loss (pretax) in 2012 relating to defined benefit pension and other postretirement benefits consists of:

(Millions)	Pensions	Other Postretirement Benefits
Net actuarial loss (gain) arising during the year	$177	$(33)
New prior service credit	(1)	(19)
Amortization of actuarial loss	(150)	(34)
Amortization of prior service cost	—	12
Foreign currency translation adjustments and other	18	—
Net change	$44	$(74)

The net actuarial loss arising during 2012 related to the Company’s pension plans was primarily due to a decrease in the discount rate, partially offset by actual plan asset returns greater than expected plan asset returns. The net actuarial gain arising during 2012 related to the Company’s other postretirement benefit plans was primarily due to demographic changes and updated claim costs, partially offset by a decrease in the discount rate.
The estimated amounts of accumulated net actuarial loss and prior service cost for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2013 are $139 million and $(1) million, respectively. The estimated amounts of accumulated net actuarial loss and prior service (credit) for the other postretirement benefit plans that will be amortized from accumulated other comprehensive (loss) income into net periodic benefit cost in 2013 are $34 million and $(11) million, respectively.
Net periodic benefit cost for the three years ended December 31, 2012, included the following:

	Pensions			Other Postretirement Benefits
(Millions)	2012	2011	2010	2012	2011	2010
Service cost	$54	$57	$57	$19	$16	$17
Interest cost	217	231	227	50	55	56
Expected return on plan assets	(261)	(280)	(250)	—	—	—
Amortization of prior service cost (credit)	—	1	4	(10)	(10)	(4)
Amortization of actuarial losses	133	106	108	31	26	16
Curtailments and special termination benefits	—	5	—	—	—	—
Net periodic benefit cost	$143	$120	$146	$90	$87	$85

Net periodic benefit cost is included in Cost of sales, exclusive of depreciation and amortization, Selling, general and administrative and Research and development in the accompanying consolidated statement of income.

Assumptions
The following weighted average assumptions were used to determine the benefit obligation for the Company’s defined benefit pension and other postretirement plans as of December 31, 2012 and 2011:

	2012	2011
Discount rate	4.1%	4.6%
Rate of compensation increase	4.0%	3.9%

The following weighted average assumptions were used to determine the net periodic benefit cost for the Company’s defined benefit pension and other postretirement benefit plans for the three years in the period ended December 31, 2012:

	2012	2011	2010
Discount rate	4.6%	5.3%	5.7%
Expected return on assets	7.0%	7.6%	7.8%
Rate of compensation increase	3.9%	3.8%	3.9%

These assumptions for each plan are reviewed on an annual basis. In determining the expected return on plan asset assumption, the Company evaluates the mix of investments that comprise each plan’s assets and external forecasts of future long-term investment returns. The Company compares the expected return on plan assets assumption to actual historic returns to ensure reasonability. The expected return on plan assets assumption to be used in determining 2013 net periodic pension expense will be 6.8% (7.3% for the U.S. plans).
At December 31, 2010, the Company updated the mortality table used to calculate its U.S. defined benefit pension and other postretirement benefit liabilities. Previously, the Company had used the mortality table known as RP 2000, projected to 2006 and now uses the RP 2000 table projected to 2017. This updated table reflects improvements in mortality rates.
The weighted-average healthcare cost trend rate (inflation) used for 2012 was 6.3% declining to 4.5% in the year 2024. For 2013, the assumed weighted-average healthcare cost trend rate used will be 6.4% declining to 4.5% in the year 2024. These assumptions are reviewed on an annual basis. In selecting rates for current and long-term health care cost assumptions, the Company takes into consideration a number of factors including the Company’s actual health care cost increases, the design of the Company’s benefit programs, the demographics of the Company’s active and retiree populations and external expectations of future medical cost inflation rates. If these 2013 health care cost trend rates were increased or decreased by one percentage point per year, such increase or decrease would have the following effects:

	One-Percentage Point
(Millions)	Increase	Decrease
Increase (decrease) in the aggregate of service and interest cost components of annual expense	$10	$(8)
Increase (decrease) in the benefit obligation	$155	$(91)

 Contributions
On August 17, 2006, the Pension Protection Act of 2006 (“PPA”) was signed into law, changing the funding requirements for the Company’s U.S. defined benefit pension plans beginning in 2008. In July 2012, the Moving Ahead for Progress in the 21st Century Act (“MAP-21”) was signed into law. MAP-21 included discount-rate stabilization rules that reduce the funding targets required on an ERISA basis for the U.S. defined benefit pension plans. As a result, PPG did not have to make a mandatory contribution to these plans in 2012 and does not expect to have to make a mandatory contribution in 2013. PPG did not make a voluntary contribution to these plans in 2012. PPG made a voluntary contribution to its U.S. defined benefit plans of $43 million in 2011 and $214 million in 2010 and excluding $7 million and $36 million, respectively, of contributions related to the former commodity chemicals business which are included in "Cash from operating activities - Discontinued operations." PPG made contributions to its non-U.S. defined benefit pension plans of $80 million in 2012, $70 million in 2011 and approximately $83 million in 2010, some of which were required by local funding requirements. These non-U.S. contributions exclude $1 million in 2012 and 2011 and $2 million in 2010 related to the former commodity chemicals business and are included in "Cash from operating activities - Discontinued Operations." PPG expects to make no voluntary contributions to its U.S. plans and mandatory contributions to its non-U.S. plans of approximately $77 million in 2013.
Benefit Payments
The estimated pension benefits to be paid under the Company’s defined benefit pension plans during the next five years are (in millions) $330 in 2013, $303 in 2014, $276 in 2015, $283 in 2016 and $260 in 2017 and are expected to aggregate $1,389 million for the five years thereafter. Excluded from these balances are estimated pension payments related to the Commodity Chemicals business of (in millions) $30 in 2013, $30 in 2014, $30 in 2015, $31 in 2016 and $31 in 2017 and an aggregate of $161 million for the five years thereafter. The estimated other postretirement benefits to be paid during the next five years are (in millions) $66 in 2013, $66 in 2014, $66 in 2015, $66 in 2016 and $67 in 2017 and are expected to aggregate $340 million for the five years thereafter. Excluded from these balances are estimated other postretirement benefits related to the Commodity Chemicals business of (in millions) $9 in 2013, $9 in 2014, $10 in 2015, $10 in 2016 and $10 in 2017 and an aggregate of $49 million for the five years thereafter.
During 2012, the Company initiated a lump sum payout program that gave certain terminated vested participants in certain U.S. defined benefit pension plans the option to take a one-time lump sum cash payment in lieu of receiving a future monthly annuity.  PPG paid $70 million in 2012 in lump sum benefits to terminated vested participants who elected to participate in the program.
Under the Medicare Act of 2003, in 2012 the amount of subsidy received was $6 million as of December 31, 2012.
Plan Assets
Each PPG sponsored defined benefit pension plan is managed in accordance with the requirements of local laws and regulations governing defined benefit pension plans for the exclusive purpose of providing pension benefits to participants and their beneficiaries. Investment committees comprised of PPG managers have fiduciary responsibility to oversee the management of pension plan assets by third party asset managers. Pension plan assets are held in trust by financial institutions and managed on a day-to-day basis by the asset managers. The asset managers receive a mandate from each investment committee that is aligned with the asset allocation targets established by each investment committee to achieve the plan’s investment strategies. The performance of the asset managers is monitored and evaluated by the investment committees throughout the year.
Pension plan assets are invested to generate investment earnings over an extended time horizon to help fund the cost of benefits promised under the plans while mitigating investment risk. The asset allocation targets established for each pension plan are intended to diversify the investments among a variety of asset categories and among a variety of individual securities within each asset category to mitigate investment risk and provide each plan with sufficient liquidity to fund the payment of pension benefits to retirees.
The following summarizes the weighted average target pension plan asset allocation as of December 31, 2012 and 2011 for all PPG defined benefit plans:

Asset Category	Dec. 31, 2012	Dec. 31, 2011
Equity securities	35-70%	40-75%
Debt securities	30-65%	25-60%
Real estate	0–10%	0-10%
Other	0–10%	0-10%

The fair values of the Company’s pension plan assets at December 31, 2012, by asset category, are as follows:

(Millions)	Level 1(1)	Level 2(1)	Level 3(1)	Total
Asset Category
Equity securities:
U.S.
Large cap	$1	$172	$—	$173
Small cap	—	146	—	146
PPG common stock	244	—	—	244
Non-U.S.
Developed and emerging markets(2)	—	578	—	578
Debt securities:
Cash and cash equivalents	—	499	—	499
Corporate(3)
U.S.(4)	—	922	76	998
Developed and emerging markets(2)	—	185	—	185
Diversified(5)	—	635	4	639
Government
U.S.(4)	196	69	—	265
Developed markets	—	301	—	301
Other(6)	—	155	27	182
Real estate, hedge funds, and other	—	128	412	540
Total	$441	$3,790	$519	$4,750

(1)	These levels refer to the accounting guidance on fair value measurement described in Note 9, “Fair Value Measurement.”

(2)	These amounts represent holdings in investment grade debt or equity securities of issuers in both developed markets and emerging economies.

(3)	This category represents investment grade debt securities from a diverse set of industry issuers.

(4)	These investments are primarily long duration fixed income securities.

(5)	This category represents commingled funds invested in diverse portfolios of debt securities.

(6)	This category includes mortgage-backed and asset backed debt securities, municipal bonds and other debt securities including derivatives.

The fair values of the Company’s pension plan assets at December 31, 2011, by asset category, are as follows:

(Millions)	Level 1(1)	Level 2(1)	Level 3(1)	Total
Asset Category
Equity securities:
U.S.
Large cap	$—	$342	$—	$342
Small cap	125	80	—	205
PPG common stock	151	—	—	151
Non-U.S.
Developed and emerging markets(2)	—	640	—	640
Debt securities:
Cash and cash equivalents	—	270	—	270
Corporate(3)
U.S.(4)	—	672	68	740
Developed and emerging markets(2)	—	338	—	338
Diversified(5)	—	339	—	339
Government
U.S.(4)	397	113	—	510
Developed markets	—	267	—	267
Other(6)	5	188	28	221
Real estate, hedge funds, and other	41	73	245	359
Total	$719	$3,322	$341	$4,382

(1)	These levels refer to the accounting guidance on fair value measurement described in Note 9, “Fair Value Measurement.”

(2)	These amounts represent holdings in investment grade debt or equity securities of issuers in both developed markets and emerging economies.

(3)	This category represents investment grade debt securities from a diverse set of industry issuers.

(4)	These investments are primarily long duration fixed income securities.

(5)	This category represents commingled funds invested in diverse portfolios of debt securities.

(6)	This category includes mortgage-backed and asset backed debt securities, municipal bonds and other debt securities.

During 2012, the Company determined that certain pension assets at December 31, 2011 were previously presented in the Level 1 category and should have been presented in the Level 2 category and certain pension assets presented in Level 2 should have been presented in the Level 3 category based on the inputs used to value the securities.  Accordingly, the 2011 presentation of pension assets has been revised in the table above and in the Level 3 table below. This revision had no impact on the Company's consolidated balance sheet, statement of income or statement of cash flows.

The change in the fair value of the Company’s Level 3 pension assets for the years ended December 31, 2012 and 2011 was as follows:

(Millions)	Real Estate	Other Debt Securities	Hedge Funds & Other assets	Total
Balance, January 1, 2011	$117	$39	$22	$178
Realized gain/(loss)	(1)	—	(9)	(10)
Unrealized gain/(loss) for positions still held	15	—	6	21
Transfers in/(out)	25	(11)	138	152
Currency	—	—	—	—
Balance, December 31, 2011	$156	$28	$157	$341
Realized gain/(loss)	8	—	13	21
Unrealized gain/(loss) for positions still held	8	—	(1)	7
Transfers in/(out)	4	(1)	148	151
Currency	—	—	(1)	(1)
Balance, December 31, 2012	$176	$27	$316	$519

Real Estate properties are externally appraised at least annually by reputable, independent appraisal firms. Property valuations are also reviewed on a regular basis and are adjusted if there has been a significant change in circumstances related to the property since the last valuation.
Other debt securities consist of insurance contracts, which are externally valued by insurance companies based on the present value of the expected future cash flows. Hedge funds consist of a wide range of investments which target a relatively stable investment return. The underlying funds are valued at different frequencies, some monthly and some quarterly, based on the value of the underlying investments. Other assets consist primarily of small investments in private equity funds and senior secured debt obligations of non-investment grade borrowers.
Other Plans
PPG has retained certain liabilities for pension and post-employment benefits earned for service up to the 2008 date of sale of its former automotive glass and service business, totaling approximately $1,047 million and $1,011 million at December 31, 2012 and 2011, respectively, for employees who were active as of the divestiture date and for individuals who were retirees of the business as of the divestiture date. PPG recognized expense of approximately $35 million and $35 million related to these obligations in 2012 and 2011, respectively.
Pittsburgh Glass Works LLC ceased production at its Oshawa, Canada plant in 2009 and closed its Hawkesbury, Canada plant in 2010. Under Canadian pension regulations, these plant closures will result in partial wind-ups of the pension plans for former employees at these plants, the liability for which was retained by PPG. Each of these partial windups will result in settlement charges against PPG earnings and require cash contributions to the plans. The final settlement charge and cash amounts will be determined following the required review of the partial wind-ups by the Canadian pension authorities. The amount of each pretax charge and the cash contribution is currently estimated to be in the range of $20-30 million and $10-15 million, respectively. The proposed effective dates of the partial windups related to the Oshawa and Hawkesbury plant closures are February 27, 2009 and August 31, 2010, respectively. Cash contributions are currently being made to the plans based on estimated cash requirements and must be completed by the end of the five year period following the proposed effective dates of the partial windups. The settlement charges will be recorded following the approval of the partial windups by the Canadian pension authorities and when the related cash contributions are completed.
The Company recognized expense for defined contribution pension plans in 2012, 2011 and 2010 of $41 million, $37 million and $31 million, respectively. Excluded from these balances are $1 million, $1 million in 2012 and 2011, respectively, of expense related to the Commodity Chemicals business that are included in "Income from discontinued operations, net of tax." There was no defined contribution expense related to the Commodity Chemicals business in 2010. As of December 31, 2012 and 2011, the Company’s liability for contributions to be made to the defined contribution pension plans was $13 million and $13 million, respectively.
The Company has a deferred compensation plan for certain key managers which allows them to defer a portion of their compensation in a phantom PPG stock account or other phantom investment accounts. The amount deferred earns a return based on the investment options selected by the participant. The amount owed to participants is an unfunded and unsecured general obligation of the Company. Upon retirement, death, disability, termination of employment, scheduled payment or unforeseen emergency, the compensation deferred and related accumulated earnings are distributed in accordance with the participant’s election in cash or in PPG stock, based on the accounts selected by the participant.
The plan provides participants with investment alternatives and the ability to transfer amounts between the phantom non-PPG stock investment accounts. To mitigate the impact on compensation expense of changes in the market value of the liability, the Company has purchased a portfolio of marketable securities that mirror the phantom non-PPG stock investment accounts selected by the participants, except the money market accounts. These investments are carried by PPG at fair market value, and the changes in market value of these securities are also included in earnings. Trading occurs in this portfolio to align the securities held with the participant’s phantom non-PPG stock investment accounts, except the money market accounts.
The cost of the deferred compensation plan, comprised of dividend equivalents accrued on the phantom PPG stock account, investment income and the change in market value of the liability, was expense in 2012, 2011 and 2010 of $10 million, $2 million and $10 million, respectively. These amounts are included in “Selling, general and administrative” in the accompanying consolidated statement of income. The change in market value of the investment portfolio was income of $8 million, $1 million, and $9 million in 2012, 2011 and 2010, respectively, of which $0.9 million, $0.8 million and $0.4 million was realized gains, and is also included in “Selling, general and administrative.”
The Company’s obligations under this plan, which are included in “Accounts payable and accrued liabilities” and “Other liabilities” in the accompanying consolidated balance sheet, totaled $102 million and $95 million as of December 31, 2012 and 2011, respectively, and the investments in marketable securities, which are included in “Investments” and “Other current assets” in the accompanying consolidated balance sheet, were $64 million and $59 million as of December 31, 2012 and 2011, respectively.

Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities
Commitments and Contingent Liabilities
PPG is involved in a number of lawsuits and claims, both actual and potential, including some that it has asserted against others, in which substantial monetary damages are sought. These lawsuits and claims, the most significant of which are described below, relate to contract, patent, environmental, product liability, antitrust and other matters arising out of the conduct of PPG’s current and past business activities. To the extent that these lawsuits and claims involve personal injury and property damage, PPG believes it has adequate insurance; however, certain of PPG’s insurers are contesting coverage with respect to some of these claims, and other insurers, as they had prior to the asbestos settlement described below, may contest coverage with respect to some of the asbestos claims if the settlement is not implemented. PPG’s lawsuits and claims against others include claims against insurers and other third parties with respect to actual and contingent losses related to environmental, asbestos and other matters.
The results of any future litigation and the above lawsuits and claims are inherently unpredictable. However, management believes that, in the aggregate, the outcome of all lawsuits and claims involving PPG, including asbestos-related claims in the event the settlement described below does not become effective, will not have a material effect on PPG’s consolidated financial position or liquidity; however, such outcome may be material to the results of operations of any particular period in which costs, if any, are recognized.
Antitrust Matters
As previously disclosed, in 2010 PPG reached agreements to resolve flat glass antitrust matters in which PPG was a defendant, for approximately $6 million. The court approved the settlements and distribution of the funds occurred in the first quarter 2012.
In 2010, Transitions Optical, Inc. (“TOI”), a consolidated subsidiary of the Company, entered into a settlement agreement, without admitting liability, with the Federal Trade Commission, which had alleged that TOI violated Section 5 of the Federal Trade Commission Act. Following the announcement of the settlement with the Federal Trade Commission, 30 private putative class cases were filed against TOI, alleging that it has monopolized and/or conspired to monopolize the market for photochromic lenses. All of the federal actions have been transferred and centralized in the Middle District of Florida (the “MDL Action”). Amended complaints in the MDL Action were filed in November and December 2010. In late 2011, the court ruled on TOI’s motion to dismiss and allowed the plaintiffs to file new or further amended complaints. Plaintiffs in the MDL Action include Insight Equity A.P. X, LP, d/b/a Vision-Ease Lens Worldwide, Inc., which has sued on its own behalf, and putative classes of “direct purchasers,” including laboratories and retailers (the “Lab/Retailer Plaintiffs”), and “indirect purchasers,” consisting of end-user consumers. Plaintiffs in the MDL Action generally allege that TOI’s exclusive dealing arrangements resulted in higher prices and seek lost profits and damages determined by the price premium attributable to wrongful exclusive deals. The damages sought are subject to trebling. The Lab/Retailer Plaintiffs also allege that TOI and certain affiliates of Essilor International SA conspired with respect to the wrongful exclusive dealing arrangements. Briefing with respect to class certification is expected to be completed in 2013. TOI believes it has meritorious defenses and continues to defend all of the above-described actions vigorously.
Asbestos Matters
For over 30 years, PPG has been a defendant in lawsuits involving claims alleging personal injury from exposure to asbestos. Most of PPG’s potential exposure relates to allegations by plaintiffs that PPG should be liable for injuries involving asbestos-containing thermal insulation products, known as Unibestos, manufactured and distributed by Pittsburgh Corning Corporation (“PC”). PPG and Corning Incorporated are each 50% shareholders of PC. PPG has denied responsibility for, and has defended, all claims for any injuries caused by PC products. As of the April 16, 2000 order which stayed and enjoined asbestos claims against PPG (as discussed below), PPG was one of many defendants in numerous asbestos-related lawsuits involving approximately 114,000 claims served on PPG. During the period of the stay, PPG generally has not been aware of the dispositions, if any, of these asbestos claims.

Background of PC Bankruptcy Plan of Reorganization
On April 16, 2000, PC filed for Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the Western District of Pennsylvania located in Pittsburgh, Pa. Accordingly, in the first quarter of 2000, PPG recorded an after-tax charge of $35 million for the write-off of all of its investment in PC. As a consequence of the bankruptcy filing and various motions and orders in that proceeding, the asbestos litigation against PPG (as well as against PC) has been stayed and the filing of additional asbestos suits against them has been enjoined, until 30 days after the effective date of a confirmed plan of reorganization for PC substantially in accordance with the settlement arrangement among PPG and several other parties discussed below. The stay may be terminated if the Bankruptcy Court determines that such a plan will not be confirmed, or the settlement arrangement set forth below is not likely to be consummated.
On May 14, 2002, PPG announced that it had agreed with several other parties, including certain of its insurance carriers, the official committee representing asbestos claimants in the PC bankruptcy, and the legal representatives of future asbestos claimants appointed in the PC bankruptcy, on the terms of a settlement arrangement relating to certain asbestos claims against PPG and PC (the “2002 PPG Settlement Arrangement”).
On March 28, 2003, Corning Incorporated announced that it had separately reached its own arrangement with the representatives of asbestos claimants for the settlement of certain asbestos claims against Corning Incorporated and PC (the “2003 Corning Settlement Arrangement”).
The terms of the 2002 PPG Settlement Arrangement and the 2003 Corning Settlement Arrangement were incorporated into a bankruptcy reorganization plan for PC along with a disclosure statement describing the plan, which PC filed with the Bankruptcy Court on April 30, 2003. Amendments to the plan and disclosure statement were subsequently filed. On November 26, 2003, after considering objections to the second amended disclosure statement and plan of reorganization, the Bankruptcy Court entered an order approving such disclosure statement and directing that it be sent to creditors, including asbestos claimants, for voting. In March 2004, the second amended PC plan of reorganization (the “second amended PC plan of reorganization”) received the required votes to approve the plan with a channeling injunction for present and future asbestos claimants under §524(g) of the Bankruptcy Code. After voting results for the second amended PC plan of reorganization were received, the Bankruptcy Court judge conducted a hearing regarding the fairness of the settlement, including whether the plan would be fair with respect to present and future claimants, whether such claimants would be treated in substantially the same manner, and whether the protection provided to PPG and its participating insurers would be fair in view of the assets they would convey to the asbestos settlement trust (the “Trust”) to be established as part of the second amended PC plan of reorganization. At that hearing, creditors and other parties in interest raised objections to the second amended PC plan of reorganization. Following that hearing, the Bankruptcy Court scheduled oral arguments for the contested items.
The Bankruptcy Court heard oral arguments on the contested items on November 17-18, 2004. At the conclusion of the hearing, the Bankruptcy Court agreed to consider certain post-hearing written submissions. In a further development, on February 2, 2005, the Bankruptcy Court established a briefing schedule to address whether certain aspects of a decision of the U.S. Third Circuit Court of Appeals in an unrelated case had any applicability to the second amended PC plan of reorganization. Oral arguments on these matters were subsequently held in March 2005. During an omnibus hearing on February 28, 2006, the Bankruptcy Court judge stated that she was prepared to rule on the PC plan of reorganization in the near future, provided certain amendments were made to the plan. Those amendments were filed, as directed, on March 17, 2006. After further conferences and supplemental briefings, in December 2006, the court denied confirmation of the second amended PC plan of reorganization, on the basis that the plan was too broad in the treatment of allegedly independent asbestos claims not associated with PC.
Terms of 2002 PPG Settlement Arrangement
PPG had no obligation to pay any amounts under the 2002 PPG Settlement Arrangement until 30 days after the second amended PC plan of reorganization was finally approved by an appropriate court order that was no longer subject to appellate review (the “Effective Date”). If the second amended PC plan of reorganization had been approved as proposed, PPG and certain of its insurers (along with PC) would have made payments on the Effective Date to the Trust, which would have provided the sole source of payment for all present and future asbestos bodily injury claims against PPG, its subsidiaries or PC alleged to be caused by the manufacture, distribution or sale of asbestos products by these companies. PPG would have conveyed the following assets to the Trust: (i) the stock it owns in PC and Pittsburgh Corning Europe, (ii) 1,388,889 shares of PPG’s common stock and (iii) aggregate cash payments to the Trust of approximately $998 million, payable according to a fixed payment schedule over 21 years, beginning on June 30, 2003, or, if later, the Effective Date. PPG would have had the right, in its sole discretion, to prepay these cash payments to the Trust at any time at a discount rate of 5.5% per annum as of the prepayment date. In addition to the conveyance of these assets, PPG would have paid $30 million in legal fees and expenses on behalf of the Trust to recover proceeds from certain historical insurance assets, including policies issued by certain insurance carriers that were not participating in the settlement, the rights to which would have been assigned to the Trust by PPG.
Under the proposed 2002 PPG Settlement Arrangement, PPG’s participating historical insurance carriers would have made cash payments to the Trust of approximately $1.7 billion between the Effective Date and 2023. These payments could also have been prepaid to the Trust at any time at a discount rate of 5.5% per annum as of the prepayment date. In addition, as referenced above, PPG would have assigned to the Trust its rights, insofar as they related to the asbestos claims to have been resolved by the Trust, to the proceeds of policies issued by certain insurance carriers that were not participating in the 2002 PPG Settlement Arrangement and from the estates of insolvent insurers and state insurance guaranty funds.
Under the proposed 2002 PPG Settlement Arrangement, PPG would have granted asbestos releases to all participating insurers, subject to a coverage-in-place agreement with certain insurers for the continuing coverage of premises claims (discussed below). PPG would have granted certain participating insurers full policy releases on primary policies and full product liability releases on excess coverage policies. PPG would have also granted certain other participating excess insurers credit against their product liability coverage limits.
If the second amended PC plan of reorganization incorporating the terms of the 2002 PPG Settlement Arrangement and the 2003 Corning Settlement Arrangement had been approved by the Bankruptcy Court, the Court would have entered a channeling injunction under §524(g) and other provisions of the Bankruptcy Code, prohibiting present and future claimants from asserting bodily injury claims after the Effective Date against PPG or its subsidiaries or PC relating to the manufacture, distribution or sale of asbestos-containing products by PC or PPG or its subsidiaries. The injunction would have also prohibited codefendants in those cases from asserting claims against PPG for contribution, indemnification or other recovery. All such claims would have been filed with the Trust and only paid from the assets of the Trust.
Modified Third Amended PC Plan of Reorganization
To address the issues raised by the Bankruptcy Court in its December 2006 ruling, the interested parties engaged in extensive negotiations regarding the terms of a third amended PC plan of reorganization, including modifications to the 2002 PPG Settlement Arrangement. A modified third amended PC plan of reorganization (the “third amended PC plan of reorganization”), including a modified PPG settlement arrangement (the “2009 PPG Settlement Arrangement”), was filed with the Bankruptcy Court on January 29, 2009. The parties also filed a disclosure statement describing the third amended PC plan of reorganization with the court. The third amended PC plan of reorganization also includes a modified settlement arrangement of Corning Incorporated.
Several creditors and other interested parties filed objections to the disclosure statement. Those objections were overruled by the Bankruptcy Court by order dated July 6, 2009 approving the disclosure statement. The third amended PC plan of reorganization and disclosure statement were then sent to creditors, including asbestos claimants, for voting. The report of the voting agent, filed on February 18, 2010, revealed that all voting classes, including asbestos claimants, voted overwhelmingly in favor of the third amended PC plan of reorganization, which included the 2009 PPG Settlement Arrangement. In light of the favorable vote on the third amended PC plan of reorganization, the Bankruptcy Court conducted a hearing regarding the fairness of the proposed plan, including whether (i) the plan would be fair with respect to present and future claimants, (ii) such claimants would be treated in substantially the same manner, and (iii) the protection provided to PPG and its participating insurers would be fair in view of the assets they would convey to the Trust to be established as part of the third amended PC plan of reorganization. The hearing was held in June of 2010. The remaining objecting parties (a number of objections were resolved through plan amendments and stipulations filed before the hearing) appeared at the hearing and presented their cases. At the conclusion of the hearing, the Bankruptcy Court established a briefing schedule for its consideration of confirmation of the plan and the objections to confirmation. That briefing was completed and final oral arguments held in October 2010. On June 16, 2011 the Bankruptcy Court issued a decision denying confirmation of the third amended PC plan of reorganization. Although denying confirmation, PPG believes that the decision viewed favorably many features of that plan.
Since the June 16, 2011 ruling, the third amended plan of reorganization has been the subject of negotiations among the parties in interest, amendments, proposed amendments and hearings. On April 20, 2012, PC filed plan materials with proposed amendments to the third amended PC plan of reorganization, which PPG believed would, upon adoption as a final amended plan, resolve all of the issues raised by the Bankruptcy Court in its June 16, 2011 ruling. On June 21, 2012, the Bankruptcy Court heard argument regarding whether the remaining insurer objectors had standing to continue to prosecute their objections to the plan materials. The Bankruptcy Court did not rule at that time on the question of the remaining insurer objectors’ standing, but took the matter under advisement. On July 17, 2012, the Bankruptcy Court issued an order setting forth the schedule for finalizing an amended plan and moving the PC bankruptcy reorganization proceedings forward. Specifically, the Bankruptcy Court ordered that an amended plan of reorganization be filed on or before August 20, 2012. Consistent with that order, PC filed an amended PC plan of reorganization on August 17, 2012, along with a certification advising the Bankruptcy Court that the August 17, 2012 amended PC plan of reorganization was identical to the plan materials filed on April 20, 2012. The July 17 order contemplated further proceedings in connection with potential objections to that plan and set a hearing for October 10, 2012 for arguments on any objections. Objections were filed by three entities on or before the deadline prescribed by the Bankruptcy Court. One set of objections was resolved by PC and another set merely restated for appellate purposes objections filed by a party that the Bankruptcy Court previously overruled. The Bankruptcy Court heard oral argument on the one remaining set of objections filed by the remaining insurer objectors on October 10, 2012. At the conclusion of that argument, the Bankruptcy Court set forth a schedule for negotiating and filing language that would resolve some, but not all, of the objections to confirmation advanced by the insurer objectors. On October 25, 2012, PC filed a notice regarding proposed confirmation order language that resolved those specific objections. The Bankruptcy Court has taken the remaining objections under advisement.
If the Bankruptcy Court ultimately finds the amended PC plan of reorganization to be acceptable, the Bankruptcy Court will enter a confirmation order if all requirements to confirm a plan of reorganization under the Bankruptcy Code have been satisfied. Such an order could be appealed to the U.S. District Court for the Western District of Pennsylvania by any remaining insurer or other objectors to the amended and confirmed PC plan of reorganization. Assuming that the District Court approves a confirmation order, any remaining insurer or other objectors could appeal the order to the U.S. Third Circuit Court of Appeals and subsequently could seek review by the U.S. Supreme Court.
The 2009 PPG Settlement Arrangement will not become effective until an amended PC plan of reorganization is finally approved by an appropriate court order that is no longer subject to appellate review, and PPG’s initial contributions will not be due until 30 business days thereafter (the “Funding Effective Date”).
Asbestos Claims Subject to Bankruptcy Court’s Channeling Injunction
If an amended PC plan of reorganization is approved by the Bankruptcy Court and becomes effective, a channeling injunction will be entered under §524(g) of the Bankruptcy Code prohibiting present and future claimants from asserting asbestos claims against PC. With regard to PPG, the channeling injunction by its terms will prohibit present and future claimants from asserting claims against PPG that arise, in whole or in part, out of exposure to Unibestos, or any other asbestos or asbestos-containing products manufactured, sold and/or distributed by PC, or asbestos on or emanating from any PC premises. The injunction by its terms will also prohibit codefendants in these cases that are subject to the channeling injunction from asserting claims against PPG for contribution, indemnification or other recovery. Such injunction will also preclude the prosecution of claims against PPG arising from alleged exposure to asbestos or asbestos-containing products to the extent that a claimant is alleging or seeking to impose liability, directly or indirectly, for the conduct of, claims against or demands on PC by reason of PPG’s: (i) ownership of a financial interest in PC; (ii) involvement in the management of PC, or service as an officer, director or employee of PC or a related party; (iii) provision of insurance to PC or a related party; or (iv) involvement in a financial transaction affecting the financial condition of PC or a related party. The foregoing PC related claims are referred to as “PC Relationship Claims” and constitute, in PPG management’s opinion, the vast majority of the pending asbestos personal injury claims against PPG. All claims channeled to the Trust will be paid only from the assets of the Trust.
Asbestos Claims Retained by PPG
The channeling injunction provided for under the third amended PC plan of reorganization, as amended, will not extend to any claim against PPG that arises out of exposure to any asbestos or asbestos-containing products manufactured, sold and/or distributed by PPG or its subsidiaries that is not a PC Relationship Claim, and in this respect differs from the channeling injunction contemplated by the second amended PC plan of reorganization filed in 2003. While management believes that the vast majority of the approximately 114,000 claims against PPG alleging personal injury from exposure to asbestos relate to products manufactured, distributed or sold by PC, the potential liability for any non-PC Relationship Claims will be retained by PPG. Because a determination of whether an asbestos claim is a non-PC Relationship Claim would typically not be known until shortly before trial and because the filing and prosecution of asbestos claims (other than certain premises claims) against PPG has been enjoined since April 2000, the actual number of non-PC Relationship Claims that may be pending at the expiration of the stay or the number of additional claims that may be filed against PPG in the future cannot be determined at this time. PPG does not expect the Bankruptcy Court to lift the stay until after confirmation or rejection of the third amended PC plan of reorganization, as amended, although the bankruptcy court may entertain motions to lift the stay as to specific claims. PPG intends to defend against all such claims vigorously and their ultimate resolution in the court system is expected to occur over a period of years.
In addition, similar to what was contemplated by the second amended PC plan of reorganization, the channeling injunction will not extend to claims against PPG alleging personal injury caused by asbestos on premises owned, leased or occupied by PPG (so called “premises claims”), which generally have been subject to the stay imposed by the Bankruptcy Court. Historically, a small proportion of the claims against PPG and its subsidiaries have been premises claims, and based upon review and analysis, PPG believes that the number of premises claims currently comprises less than 2% of the total asbestos related claims against PPG. Beginning in late 2006, the Bankruptcy Court lifted the stay with respect to certain premises claims against PPG. As a result, PPG and its primary insurers have settled approximately 500 premises claims. PPG’s insurers agreed to provide insurance coverage for a major portion of the payments made in connection with the settled claims, and PPG accrued the portion of the settlement amounts not covered by insurance. PPG, in conjunction with its primary insurers as appropriate, evaluates the factual, medical, and other relevant information pertaining to additional claims as they are being considered for potential settlement. The number of such claims under consideration for potential settlement, currently approximately 380, varies from time to time. Premises claims remain subject to the stay, as outlined above, although certain claimants have requested the Court to lift the stay with respect to these claims and the stay has been lifted as to some claims. PPG believes that any financial exposure resulting from such premises claims, taking into account available insurance coverage, will not have a material adverse effect on PPG’s consolidated financial position, liquidity or results of operations.
PPG’s Funding Obligations
PPG has no obligation to pay any amounts under the third amended PC plan of reorganization, as amended, until the Funding Effective Date. If the third amended PC plan of reorganization, as amended, is approved, PPG and certain of its insurers will make the following contributions to the Trust. On the Funding Effective Date, PPG will relinquish any claim to its equity interest in PC, convey the stock it owns in Pittsburgh Corning Europe and transfer 1,388,889 shares of PPG’s common stock or cash equal to the fair value of such shares as defined in the 2009 PPG Settlement Arrangement. PPG will make aggregate cash payments to the Trust of approximately $825 million, payable according to a fixed payment schedule over a period ending in 2023. The first payment is due on the Funding Effective Date. PPG would have the right, in its sole discretion, to prepay these cash payments to the Trust at any time at a discount rate of 5.5% per annum as of the prepayment date. PPG’s historical insurance carriers participating in the third amended PC plan of reorganization will also make cash payments to the Trust of approximately $1.7 billion between the Funding Effective Date and 2027. These payments could also be prepaid to the Trust at any time at a discount rate of 5.5% per annum as of the prepayment date. PPG will grant asbestos releases and indemnifications to all participating insurers, subject to amended coverage-in-place arrangements with certain insurers for remaining coverage of premises claims. PPG will grant certain participating insurers full policy releases on primary policies and full product liability releases on excess coverage policies. PPG will also grant certain other participating excess insurers credit against their product liability coverage limits.
PPG’s obligation under the 2009 PPG Settlement Arrangement at December 31, 2008 was $162 million less than the amount that would have been due under the 2002 PPG Settlement Arrangement. This reduction is attributable to a number of negotiated provisions in the 2009 PPG Settlement Arrangement, including the provisions relating to the channeling injunction under which PPG retains liability for any non-PC Relationship Claims. PPG will retain such amount as a reserve for asbestos-related claims that will not be channeled to the Trust, as this amount represents PPG’s best estimate of its liability for these claims. PPG does not have sufficient current claim information or settlement history on which to base a better estimate of this liability, in light of the fact that the Bankruptcy Court’s stay has been in effect since 2000. As a result, PPG’s reserve at December 31, 2012 and December 31, 2011 for asbestos-related claims that will not be channeled to the Trust is $162 million. This amount is included within "Other liabilities" on the accompanying consolidated balance sheets. In addition, under the 2009 PPG Settlement Arrangement, PPG will retain for its own account rights to recover proceeds from certain historical insurance assets, including policies issued by non-participating insurers. Rights to recover these proceeds would have been assigned to the Trust by PPG under the 2002 PPG Settlement Arrangement.
Following the effective date of the third amended PC plan of reorganization, as amended, and the lifting of the Bankruptcy Court stay, PPG will monitor the activity associated with asbestos claims which are not channeled to the Trust pursuant to the third amended PC plan of reorganization, and evaluate its estimated liability for such claims and related insurance assets then available to the Company as well as underlying assumptions on a periodic basis to determine whether any adjustment to its reserve for these claims is required.
Of the total obligation of $920 million and $834 million under the 2009 PPG Settlement Arrangement at December 31, 2012 and 2011, respectively, $683 million and $593 million are reported as a current liabilities and the present value of the payments due in the years 2014 to 2023 totaling $237 million and 2013 to 2023 totaling $241 million are reported as a non-current liability in the accompanying consolidated balance sheet as of December 31, 2012 and 2011. The future accretion of the non-current portion of the liability totals $109 million at December 31, 2012, and will be reported as expense in the consolidated statement of income over the period through 2023, as follows (in millions):

2013	$14
2014	14
2015 – 2023	81
Total	$109

The following table summarizes the impact on PPG’s financial statements for the three years ended December 31, 2012 resulting from the 2009 PPG Settlement Arrangement including the change in fair value of the stock to be transferred to the Trust and the related equity forward instrument (see Note 11, “Derivative Financial Instruments and Hedge Activities”) and the increase in the net present value of the future payments to be made to the Trust.

	Consolidated Balance Sheet
	Asbestos Settlement Liability		Equity Forward (Asset) Liability	Pretax Charge
(Millions)	Current	Long-term
Balance as of January 1, 2010	$534	$238	$(18)	$13
Change in fair value:
PPG stock	35	—	—	35
Equity forward instrument	—	—	(37)	(37)
Accretion of asbestos liability	—	14	—	14
Reclassification	9	(9)	—	—
Balance as of and Activity for the year ended December 31, 2010	$578	$243	$(55)	$12
Change in fair value:
PPG stock	(1)	—	—	(1)
Equity forward instrument	—	—	(1)	(1)
Accretion of asbestos liability	—	14	—	14
Reclassification	16	(16)	—	—
Balance as of and Activity for the year ended December 31, 2011	$593	$241	$(56)	$12
Change in fair value:
PPG stock	72	—	—	72
Equity forward instrument	—	—	(74)	(74)
Accretion of asbestos liability	—	14	—	14
Reclassification	18	(18)	—	—
Balance as of and Activity for the year ended December 31, 2012	$683	$237	$(130)	$12

The fair value of the equity forward instrument is included as an "Other current asset" as of December 31, 2012 and 2011 in the accompanying consolidated balance sheet. Payments under the fixed payment schedule require annual payments that are due each June. The current portion of the asbestos settlement liability included in the accompanying consolidated balance sheet as of December 31, 2012, consists of all such payments required through June 2013, the fair value of PPG’s common stock and the value of PPG’s investment in Pittsburgh Corning Europe. The amount due June 30, 2014 of $5 million and the net present value of the remaining payments is included in the long-term asbestos settlement liability in the accompanying consolidated balance sheet as of December 31, 2012.

Enjoined Claims
If the 2009 PPG Settlement Arrangement is not implemented, for any reason, and the Bankruptcy Court stay expires, PPG intends to defend vigorously the pending and any future asbestos claims, including PC Relationship Claims, asserted against it and its subsidiaries. PPG continues to assert that it is not responsible for any injuries caused by PC products, which it believes account for the vast majority of the pending claims against PPG. Prior to 2000, PPG had never been found liable for any PC-related claims. In numerous cases, PPG was dismissed on motions prior to trial, and in others PPG was released as part of settlements by PC. PPG was found not responsible for PC-related claims at trial in two cases. In January 2000, one jury found PPG, for the first time, partly responsible for injuries to five plaintiffs alleged to be caused by PC products. The plaintiffs holding the judgment on that verdict moved to lift the injunction as applied to their claims. Before the hearing on that motion, PPG entered into a settlement with those claimants in the second quarter of 2010 to avoid the costs and risks associated with the possible lifting of the stay and appeal of the adverse 2000 verdict. The settlement resolved both the motion to lift the injunction and the judgment against PPG. The cost of this settlement was not significant to PPG’s results of operations for the second quarter of 2010 and was fully offset by prior insurance recoveries. Although PPG has successfully defended asbestos claims brought against it in the past, in view of the number of claims, and the significant verdicts that other companies have experienced in asbestos litigation, the result of any future litigation of such claims is inherently unpredictable.
Environmental Matters
It is PPG’s policy to accrue expenses for environmental contingencies when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. Reserves for environmental contingencies are exclusive of claims against third parties and are generally not discounted. In management’s opinion, the Company operates in an environmentally sound manner and the outcome of the Company’s environmental contingencies will not have a material effect on PPG’s financial position or liquidity; however, any such outcome may be material to the results of operations of any particular period in which costs, if any, are recognized. Management anticipates that the resolution of the Company’s environmental contingencies will occur over an extended period of time.
As of December 31, 2012 and 2011, PPG had reserves for environmental contingencies totaling $332 million and $226 million, respectively, of which $101 million and $59 million, respectively, were classified as current liabilities. The reserve at December 31, 2012 included $221 million for environmental contingencies associated with PPG’s former chromium manufacturing plant in Jersey City, N.J. (“New Jersey Chrome”), $79 million for other environmental contingencies, including National Priority List sites and legacy glass and chemical manufacturing sites, $31 million for environmental contingencies associated with the Calcasieu River estuary located near the Lake Charles, La. chlor-alkali plant and two operating plant sites in PPG’s former commodity chemicals business, and $1 million for other environmental contingencies in the former commodity chemicals business. The reserve at December 31, 2011 included $129 million for environmental contingencies associated with the former chromium manufacturing plant in Jersey City, $63 million for other environmental contingencies, including National Priority List sites and legacy glass and chemical manufacturing sites, $34 million for environmental contingencies associated with the Calcasieu River Estuary and two operating plant sites in PPG’s former commodity chemicals business, and $1 million for other environmental contingencies in the former commodity chemicals business. Pretax charges against income for environmental remediation costs in 2012, 2011 and 2010 totaled $166 million, $9 million and $12 million, respectively, and are included in “Other charges” in the accompanying consolidated statement of income. "Income from discontinued operations, net of tax" in 2012, 2011 and 2010 included pretax charges for environmental environmental contingencies of $1 million, $7 million and $9 million, respectively. Cash outlays related to environmental remediation retained by PPG aggregated $62 million, $48 million, and $28 million in 2012, 2011 and 2010, respectively. Cash outlays related to environmental remediation in the former commodity chemicals business aggregated $4 million, $11 million, and $6 million in 2012, 2011 and 2010, respectively. The impact of foreign currency increased the liability by $2 million in 2012 and decreased the liability by $3 million in 2011. As a result of the allocation of the purchase price of acquisitions to assets acquired and liabilities assumed, the liability for environmental contingencies was increased by $3 million during 2012.
The Company continues to analyze, assess and remediate the environmental issues associated with New Jersey Chrome. In connection with the preparation of a final draft soil remedial action work plan and cost estimate that was originally required to be submitted to the NJDEP in May 2012, which has been delayed while PPG is working with NJDEP and the City of Jersey City to address issues related to PPG's proposed approach to obtaining use limitations for the properties that will be remediated, the Company compiled updated information about the sites that was used to develop a new estimate of the cost to remediate these sites which resulted in a charge against earnings of $145 million in the first quarter of 2012. A pretax charge of $165 million for the estimated costs of remediating these sites was recorded in the third quarter of 2006. These charges for estimated environmental remediation costs in 2006 and 2012 were significantly higher than PPG’s historical range. Excluding 2006 and 2012, pre-tax charges against income for environmental remediation have ranged between $10 million and $35 million per year for the past 16 years. Charges in 2013 are expected to again be within this historical range.
Management expects cash outlays for environmental remediation costs to be approximately $100 million annually through 2015 and to range from $10 million to $30 million annually in 2016 and 2017. It is possible that technological, regulatory and enforcement developments, the results of environmental studies and other factors could alter the Company’s expectations with respect to future charges against income and future cash outlays. Specifically, the level of expected future remediation costs and cash outlays is highly dependent upon activity related to New Jersey Chrome as discussed below.
Remediation: New Jersey Chrome
Since 1990, PPG has remediated 47 of 61 residential and nonresidential sites under the 1990 Administrative Consent Order (“ACO”) with the New Jersey Department of Environmental Protection (“NJDEP”). The most significant of the 14 remaining sites is the former chromium manufacturing location in Jersey City, New Jersey. The principal contaminant of concern is hexavalent chromium. The Company submitted a feasibility study work plan to the NJDEP in October 2006 that included a review of the available remediation technology alternatives for the former chromium manufacturing location. As a result of the extensive analysis undertaken in connection with the preparation and submission of that feasibility study work plan, the Company recorded a pretax charge of $165 million in the third quarter of 2006. This charge included estimated costs for remediation at the 14 remaining ACO sites, including the former manufacturing site, and for the resolution of litigation filed by NJDEP in May 2005 as discussed below. The principal estimated cost elements of the third quarter 2006 charge were based on competitively derived or readily available remediation industry cost data. The major cost components of this charge were (i) transportation and disposal of excavated soil and in place soil treatment and (ii) construction services (related to soil excavation, groundwater management and site security).
In May 2005, the NJDEP filed a complaint against PPG and two other former chromium producers seeking to hold the parties responsible for a further 53 sites where the source of chromium contamination is not known and to recover costs incurred by the agency in connection with its response activities at certain of those sites. During the third quarter of 2008, the parties reached an agreement in principle on all claims relating to these 53 sites (the “Orphan Sites Settlement”). Under the terms of this Orphan Sites Settlement, PPG accepted responsibility for remediation of 6 of the 53 sites, one half of the cost for remediating ten sites where chrome ore processing residue was used as fill in connection with the installation or repair of sewer lines owned by Jersey City, reimburse the NJDEP for a portion of past costs in the amount of $5 million and be responsible for the NJDEP’s oversight costs associated with the sites for which PPG is wholly or partially responsible. This settlement was finalized and issued for public comment in June 2011. After the close of the public comment period, NJDEP determined that no changes to the settlement were necessary and a motion was filed with the court to enter the settlement as a final order. In September 2011, the court entered the Orphan Sites Settlement as a final order. PPG paid its share of past costs in October 2011. This Orphan Sites Settlement did not affect PPG’s responsibilities for the 14 remaining unremediated sites covered by PPG’s ACO. The investigation and remediation of the soils and sources of contamination of the ten sewer sites will occur over an extended period of time to allow for investigation and determination of impacts associated with these sites, and coordination of remediation with the maintenance and repair of the sewers by Jersey City.
A settlement agreement among PPG, NJDEP and Jersey City (which had asserted claims against PPG for lost tax revenue) has been reached and memorialized in the form of a Judicial Consent Order (the “JCO”) that was entered by the court on June 26, 2009. PPG’s remedial obligations under the ACO with NJDEP have been incorporated into the JCO. Pursuant to the JCO, a new process has been established for the review of the technical reports PPG must submit for the investigation and remedy selection for the 14 ACO sites and the six sites for which PPG has accepted sole responsibility under the terms of the Orphan Sites Settlement (“20 PPG sites”). The JCO also provided for the appointment of a court-approved Site Administrator who is responsible for establishing a master schedule for the remediation of the 20 PPG sites. The JCO established a goal, based on currently applicable remedial provisions, to remediate soils and sources of contamination at the 20 PPG sites as expeditiously as possible for completion at the end of 2014 in accordance with the master schedule developed by the Site Administrator. On July 6, 2009, former United States Environmental Protection Agency Deputy Administrator, Michael McCabe, was appointed as Site Administrator under the JCO. The JCO also resolved the claims for reparations for lost tax revenues by Jersey City with the payment of $1.5 million over a five year time period. The JCO did not otherwise affect PPG’s responsibility for the remediation of the 14 ACO sites. PPG’s estimated costs under the JCO, including amounts related to site administration, are included in the December 31, 2012 reserve for New Jersey Chrome environmental remediation matters.
In the first quarter of 2012, an additional site was identified for which PPG has assumed responsibility for hexavalent chromium contamination. PPG learned that chromate waste from its former plant site was transported and used as construction fill at this location. PPG is working cooperatively with the property owner to support his cleanup of the site. A preliminary estimate of the cost to investigate and remediate hexavalent chromium contamination has been included in the accrued liability balance at December 31, 2012.
Since October 2006, activities contained in the feasibility study work plan have been undertaken and remedial alternatives were assessed which included, but were not limited to, soil excavation and offsite disposal in a licensed disposal facility, in situ chemical stabilization of soil and groundwater, and in situ solidification of soils. The feasibility study work plan for the former chromium manufacturing site previously submitted in 2006 was incorporated into a remedial action work plan. PPG submitted a preliminary draft soil remedial action work plan for the former chromium manufacturing and adjacent sites to NJDEP in June 2011. PPG received commentary from the NJDEP in connection with their review. The work plans for interim remedial measures at the chromium manufacturing site, which consisted of the removal and off-site disposal of approximately 70,000 tons of chromium impacted soil and concrete foundations, was approved by NJDEP and the associated work was completed in the third quarter 2011. The submission of a final draft soil remedial action work plan for the former chromium manufacturing and adjacent sites was initially required to be submitted to NJDEP in May 2012. However, this submission has been delayed while PPG is working with NJDEP and Jersey City to address issues related to PPG’s proposed approach to obtaining use limitations for the properties that will be remediated. Property owners must accept use limitations before NJDEP may approve a remedial action work plan. In the meantime, NJDEP has completed a review of the technical aspects of PPG's proposed soil remedial action work plan and has expressed their support of the remediation activities identified therein which PPG continues to perform while the issues related to use limitations for these properties are being addressed. PPG has submitted a final draft remedial action work plan for one other remaining site under the ACO which has been conditionally approved by the NJDEP. Remedial activities are expected to begin at this site in early 2013. In addition, during 2012 PPG completed remedial activities at three sites for which PPG has accepted sole responsibility under the terms of the Orphan Sites Settlement and has received "No Further Action" determination from the NJDEP for these sites. Soil investigation activities for all remaining sites covered by the ACO are also expected to be completed in 2013, and PPG believes the results of the work performed in connection with the preparation of the plan, as described above provides the Company with relevant information concerning remediation alternatives and estimated costs at these sites.
As work continued at all of the New Jersey Chrome sites and the final draft soil remedial action work plan for the former chromium manufacturing and adjacent sites was being developed, the estimated remediation costs were refined for all New Jersey Chrome sites and the updated information was used to compile a new estimate of the remediation costs, which resulted in a charge of $145 million in the first quarter of 2012. The liability for remediation of the New Jersey Chrome sites totals $221 million at December 31, 2012. The major cost components of this liability continue to be related to transportation and disposal of impacted soil as well as construction services. These components account for approximately 55% and 30% of the accrued amount, respectively, as of December 31, 2012. The accrued liability also includes estimated costs for water treatment, engineering and project management. The final draft soil remedial action work plan is based upon plans for PPG to obtain use limitations for the properties that will be remediated by various means including the purchase of certain sites. Based on our recently completed and on going investigations, approximately one million tons of soil may be potentially impacted for all New Jersey Chrome sites. The most significant assumptions underlying the current cost estimate are those related to the extent and concentration of chromium impacts in the soil, as these determine the quantity of soil that must be treated in place, the quantity that will have to be excavated and transported for offsite disposal, and the nature of disposal required. The charges taken for the estimated cost to remediate the New Jersey Chrome sites are exclusive of any third party indemnification, as the recovery of any such amounts is uncertain. Information will continue to be generated from the ongoing groundwater remedial investigation activities related to New Jersey Chrome and will be incorporated into a final draft remedial action work plan for groundwater expected to be submitted to NJDEP in the second quarter of 2014.
As described above, there are multiple future events yet to occur, including further remedy selection and design, remedy implementation and execution, the obtaining of required approvals from applicable governmental agencies or community organizations and the final draft remedial action work plan for groundwater to be submitted to NJDEP in 2014. Considerable uncertainty exists regarding the timing of these future events for the New Jersey Chrome sites. Final resolution of these events is expected to occur over the next two to three years. As these events occur and to the extent that the cost estimates of the environmental remediation remedies change, the existing reserve for this environmental remediation will be adjusted.
Remediation: Calcasieu River Estuary
In Lake Charles, La. the U.S. Environmental Protection Agency (“USEPA”) completed an investigation of contamination levels in the Calcasieu River Estuary and issued a final remedial investigation report in September 2003, which incorporates the Human Health and Ecological Risk Assessments, indicating that elevated levels of risk exist in the estuary. PPG and other potentially responsible parties have completed a feasibility study under the authority of the Louisiana Department of Environmental Quality (“LDEQ”). PPG’s exposure with respect to the Calcasieu Estuary is focused on the lower few miles of Bayou d’Inde, a small tributary to the Calcasieu Estuary near PPG’s Lake Charles facility, and about 150 to 200 acres of adjacent marshes. The Company and three other potentially responsible parties submitted a draft remediation feasibility study report to the LDEQ in October 2006. The proposed remedial alternatives include sediment dredging, sediment capping, and biomonitoring of fish and shellfish. Principal contaminants of concern which may require remediation include various metals, dioxins and furans, and polychlorinated biphenyls. In response to agency comments on the draft study, the companies conducted additional investigations and submitted a revised feasibility report to the agencies in the third quarter of 2008. Government officials have indicated that a U.S. Army Corps of Engineers’ study has concluded that the proposed remedy will not adversely affect drainage in communities adjacent to Bayou d’Inde. In response to the revised feasibility study, LDEQ issued a draft decision document for the Bayou d’Inde area in February 2010. The decision document includes LDEQ’s selection of remedial alternatives for the Bayou d’Inde area and is in accordance with those recommended in the revised feasibility study. LDEQ held a public hearing on March 23, 2010 and subsequently issued its final decision document in March 2011. As in its draft document, LDEQ’s selection of remedial approaches is in accordance with those proposed in the feasibility study.
In June 2011, the agency proposed entering into a new Cooperative Agreement with the four companies to implement the remedy for Bayou d’Inde based on the final decision document, and transmitted a draft document for the companies’ consideration. At the same time, the companies initiated discussions among themselves on allocation of costs associated with remedy implementation. In October 2011, one of the three other potentially responsible parties that had participated in funding the feasibility study withdrew from further discussions with LDEQ regarding implementation of the remedy. The withdrawal of this party did not have an effect on the cost to PPG to complete this remedy implementation. On November 5, 2012, PPG and the two remaining parties submitted a revised Cooperative Agreement to LDEQ and are awaiting LDEQ's response. The estimated costs associated with PPG's responsibility with respect to this Cooperative Agreement are consistent with the amounts currently reserved by PPG for this project.
Multiple future events, such as remedy design and remedy implementation involving agency action or approvals related to the Calcasieu River Estuary will be required and considerable uncertainty exists regarding the timing of these future events. Final resolution of these events is expected to occur over an extended period of time. However, LDEQ approved the remedial design submittal in late 2012, and the remedy implementation could occur during 2013 to 2015, with some period of long-term monitoring for remedy effectiveness to follow.
Remediation: Reasonably Possible Matters
In addition to the amounts currently reserved for environmental remediation, the Company may be subject to loss contingencies related to environmental matters estimated to be as much as $100 million to $275 million. This range is less than the comparable amount reported at the end of 2011 as a result of the additional environmental remediation charge recorded in the first quarter 2012. Such unreserved losses are reasonably possible but are not currently considered to be probable of occurrence. This range of reasonably possible unreserved loss relates to environmental matters at a number of sites including each of the following; i) additional costs at New Jersey Chrome, which represents about one third of this potential range, ii) a number of other sites, including legacy glass and chemical manufacturing sites and iii) the Calcasieu River Estuary and two operating plant sites in the Company's former commodity chemicals business. The loss contingencies related to these sites include significant unresolved issues such as the nature and extent of contamination at these sites and the methods that may have to be employed to remediate them.
The status of the remediation activity at New Jersey Chrome and at the Calcasieu River Estuary and the factors that could result in the need for additional environmental remediation reserves at those sites are described above. Certain remedial actions are occurring at a legacy chemical site in Barberton, Ohio and the two operating plant sites in the former commodity chemicals business. The operating plant sites are in Lake Charles, Louisiana and Natrium, West Virginia. At Barberton, PPG has completed a Facility Investigation and Corrective Measure Study (“CMS”) under USEPA’s Resource Conservation and Recycling Act (“RCRA”) Corrective Action Program. PPG has been implementing the remediation alternatives recommended in the CMS using a performance-based approach with USEPA Region V oversight. However, USEPA Region V transferred its oversight authority to the Ohio Environmental Protection Agency (“OEPA”) in 2010. The Barberton Corrective Action Permit was issued by OEPA on September 24, 2010. As part of this permit, PPG is responsible for filing engineering remedies for various issues at this site. Several of these remedies have not yet been filed with the OEPA. Similarly, the Company has completed a Facility Investigation and CMS for the Lake Charles facility under the oversight of the LDEQ. The LDEQ has accepted the proposed remedial alternatives. PPG received notice of LDEQ issuance of the final Hazardous Waste Post-Closure/HSWA Permit on June 28, 2010. The Permit was issued in final form on September 23, 2010. Planning for or implementation of these proposed alternatives is in progress. At Natrium, a facility investigation has been completed and initial interim remedial measures have been implemented to mitigate soil impacts. There is additional investigation of groundwater contamination ongoing, including Ohio River sediment and sediment pore-water sampling. If it is found that contamination from the plant site is contaminating the river, this may indicate the need for further onsite remedial actions to address specific areas of the facility. Installation of a groundwater treatment system has been completed. PPG has been addressing impacts from a legacy plate glass manufacturing site in Kokomo, Indiana under the Voluntary Remediation Program of the Indiana Department of Environmental Management. PPG is currently performing additional investigation activities.
With respect to certain waste sites, the financial condition of any other potentially responsible parties also contributes to the uncertainty of estimating PPG’s final costs. Although contributors of waste to sites involving other potentially responsible parties may face governmental agency assertions of joint and several liability, in general, final allocations of costs are made based on the relative contributions of wastes to such sites. PPG is generally not a major contributor to such sites.
The impact of evolving programs, such as natural resource damage claims, industrial site reuse initiatives and state remediation programs, also adds to the present uncertainties with regard to the ultimate resolution of this unreserved exposure to future loss. The Company’s assessment of the potential impact of these environmental contingencies is subject to considerable uncertainty due to the complex, ongoing and evolving process of investigation and remediation, if necessary, of such environmental contingencies, and the potential for technological and regulatory developments.
Separation and Merger of the Commodity Chemicals Business
All known and currently reserved environmental liabilities associated with the commodity chemicals business were transferred with the separation of this business from PPG and subsequent merger of the subsidiary holding the PPG commodity chemicals business with a subsidiary of Georgia Gulf. The newly merged company, Axiall, will assume responsibility for these liabilities. As a result of this transaction, PPG will retain responsibility for potential environmental liabilities that may result from future Natural Resource Damage claims and any potential tort claims at the Calcasieu River Estuary associated with activities and historical operations of the Lake Charles, La. facility. PPG will additionally retain responsibility for all liabilities relating to, arising out of or resulting from sediment contamination in the Ohio River resulting from historical activities and operations at the Natrium, W.Va. facility.
Other Matters
PPG is a defendant in a matter in the California State Court in San Francisco in which the City of Modesto and its Redevelopment Authority claim that PPG and other defendants manufactured a defective product, the dry cleaning solvent perchloroethylene (“PCE”), and failed to provide adequate warnings regarding the environmental risks associated with the use of PCE. The plaintiffs claimed the defendants are responsible for remediation of soil and groundwater contamination at numerous dry cleaner sites in Modesto, California. In 2006, a Phase 1 trial was conducted as to four sites. The jury returned a verdict in the amount of $3.1 million against PPG, The Dow Chemical Company, Vulcan, Oxy, and R.R. Street. The verdict was not apportioned.
Subsequent to the Phase 1 verdict, Vulcan and Oxy settled. In 2008, trial commenced on 18 Phase 2 Sites. Prior to submission of the case to the jury, the Court granted motions that limited PPG’s potential liability to one of the 18 sites. The damages sought at this one site totaled $27 million. A jury verdict in the amount of $18 million was returned against PPG and The Dow Chemical Company on May 18, 2009. The verdict was not apportioned. The jury was not able to reach a verdict on the statute of limitations issue on the site in question. However, on August 24, 2009, the trial court issued an opinion finding that the City’s claims were barred by the statute of limitations. The effect of the ruling was to nullify the jury’s Phase 2 damage award. In October 2009, the trial court held a non-jury trial of the Redevelopment Authority’s damage claims under the “Polanco Act”. On November 11, 2011, the court entered a final judgment consistent with all of the above results finding that prior settlements offset the $3.1 million verdict against PPG and others. Requests for costs and fees based on whether the City or defendants were “prevailing parties” have been resolved in PPG’s favor. On September 24, 2012, the Court ordered the City to pay PPG $0.3 million. Appeals are expected. On January 28, 2013, the responsibility for this pending legal matter was transferred as part of separation of its commodity chemicals business and the merger of the subsidiary holding the PPG commodity chemicals business with a subsidiary of Georgia Gulf. See Note 25, "Separation and Merger Transaction" for financial information relating to this transaction.

Shareholders' Equity	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Shareholders' Equity
Shareholders’ Equity
A class of 10 million shares of preferred stock, without par value, is authorized but unissued. Common stock has a par value of $1.66  2/3 per share; 600 million shares are authorized.
The following table summarizes the shares outstanding for the three years ended December 31, 2012:

	Common Stock	Treasury Stock	Shares Outstanding
Balance, Jan. 1, 2010	290,573,068	(124,905,409)	165,667,659
Purchases	—	(8,124,621)	(8,124,621)
Issuances	—	2,838,777	2,838,777
Balance, Dec. 31, 2010	290,573,068	(130,191,253)	160,381,815
Purchases	—	(10,236,694)	(10,236,694)
Issuances	—	1,743,659	1,743,659
Balance, Dec. 31, 2011	290,573,068	(138,684,288)	151,888,780
Purchases	—	(1,000,000)	(1,000,000)
Issuances	—	2,677,517	2,677,517
Balance, Dec. 31, 2012	290,573,068	(137,006,771)	153,566,297

Per share cash dividends paid were $2.34 in 2012, $2.26 in 2011 and $2.18 in 2010.

Accumulated Other Comprehensive Loss	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Accumulated Other Comprehensive Loss
Accumulated Other Comprehensive Loss

(Millions)	Unrealized Currency Translation Adjustments	Pension and Other Post retire- ment Benefit Adjust-ments	Unrealized Gain (Loss) on Marketable Securities	Unrealized Gain (Loss) on Derivatives	Accum- ulated Other Comp-rehensive (Loss) Income
Balance, January 1, 2010	$66	$(1,292)	$(1)	$(34)	$(1,261)
Net change	(13)	(136)	1	(2)	(150)
Balance, December 31, 2010	$53	$(1,428)	$—	$(36)	$(1,411)
Net change	(188)	(169)	—	(32)	(389)
Balance, December 31, 2011	$(135)	$(1,597)	$—	$(68)	$(1,800)
Net change	141	—	—	(7)	134
Balance, December 31, 2012	$6	$(1,597)	$—	$(75)	$(1,666)

With the exception of unrealized currency translation adjustments, all other components of accumulated other comprehensive loss are reported net of tax.
Unrealized currency translation adjustments related to translation of foreign denominated balance sheets are not presented net of tax given that no deferred U.S. income taxes have been provided on undistributed earnings of non-U.S. subsidiaries because they are deemed to be reinvested for an indefinite period of time.
The tax (cost) benefit related to unrealized currency translation adjustments other than translation of foreign denominated balance sheets, for the years ended December 31, 2012, 2011 and 2010 was $(1) million, $(7) million and $8 million, respectively.
The tax (cost) benefit related to the adjustment for pension and other postretirement benefits for the years ended December 31, 2012, 2011 and 2010 was $(30) million, $98 million and $65 million, respectively. The cumulative tax benefit related to the adjustment for pension and other postretirement benefits at December 31, 2012 and 2011 was approximately $960 million and $990 million, respectively. There was no tax (cost) benefit related to the change in the unrealized gain (loss) on marketable securities for the year ended December 31, 2012. The tax (cost) benefit related to the change in the unrealized gain (loss) on marketable securities for the years ended December 31, 2011 and 2010 was $(0.2) million and $0.6 million, respectively. The tax benefit related to the change in the unrealized gain (loss) on derivatives for the years ended December 31, 2012, 2011 and 2010 was $4 million, $19 million and $1 million, respectively.

Employee Savings Plan	12 Months Ended
Dec. 31, 2012
Employee Benefits and Share-based Compensation [Abstract]
Employee Savings Plan
Employee Savings Plan
PPG’s Employee Savings Plan (“Savings Plan”) covers substantially all U.S. employees. The Company makes matching contributions to the Savings Plan, at management's discretion, based upon participants’ savings, subject to certain limitations. For most participants not covered by a collective bargaining agreement, Company-matching contributions are established each year at the discretion of the Company and are applied to participant savings up to a maximum of 6% of eligible participant compensation. For those participants whose employment is covered by a collective bargaining agreement, the level of Company-matching contribution, if any, is determined by the relevant collective bargaining agreement.
The Company-matching contribution was suspended from March 2009 through June 2010 as a cost savings measure in recognition of the adverse impact of the global recession. Effective July 1, 2010, the Company match was reinstated at 50% on the first 6% of compensation contributed for most employees eligible for the Company-matching contribution feature. This included the union represented employees in accordance with their collective bargaining agreements. On January 1, 2011, the Company match was increased to 75% on the first 6% of compensation contributed by these eligible employees and this level was maintained throughout 2012.
Compensation expense and cash contributions related to the Company match of participant contributions to the Savings Plan for 2012, 2011 and 2010 totaled $28 million , $26 million and $9 million, respectively (of which $5 million, $4 million and $1 million is reported in "Income from discontinued operations, net of tax", respectively). A portion of the Savings Plan qualifies under the Internal Revenue Code as an Employee Stock Ownership Plan. As a result, the dividends on PPG shares held by that portion of the Savings Plan totaling $18 million, $20 million and $24 million for 2012, 2011 and 2010, respectively, were tax deductible to the Company for U.S. Federal tax purposes.

Other Earnings	12 Months Ended
Dec. 31, 2012
Other Income and Expenses [Abstract]
Other Earnings
Other Earnings

(Millions)	2012	2011	2010
Royalty income	$51	$55	$58
Share of net earnings of equity affiliates (See Note 5)	9	36	46
Gain on sale of assets	3	7	8
Other	76	54	61
Total	$139	$152	$173

Other earnings excludes the former commodity chemicals business' earnings of $10 million, $25 million and $7 million in 2012, 2011 and 2010, respectively. These pre-tax amounts, which primarily include the share of net earnings of equity affiliates, gains on the sale of certain assets and a 2011 bargain purchase gain are reported in "Income from discontinued operations, net of tax."

Stock-Based Compensation	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation
The Company’s stock-based compensation includes stock options, restricted stock units (“RSUs”) and grants of contingent shares that are earned based on achieving targeted levels of total shareholder return. All current grants of stock options, RSUs and contingent shares are made under the PPG Industries, Inc. Amended and Restated Omnibus Incentive Plan (“PPG Amended Omnibus Plan”), which was amended and restated effective April 21, 2011. Shares available for future grants under the PPG Amended Omnibus Plan were 8.5 million as of December 31, 2012.
Total stock-based compensation cost was $71 million, $34 million and $51 million in 2012, 2011 and 2010, respectively excluding pre-tax stock-based compensation expense reported in "Income from discontinued operations, net of tax" of $2 million, $2 million, and $1 million, in 2012, 2011, and 2010, respectively. Stock-based compensation expense increased year over year due to the increase in the expected payout percentage of the 2010 performance-based RSU grants and PPG's total shareholder return performance in 2012 in comparison with the Standard & Poors (S&P) 500 index, which has increased the expense related to outstanding grants of contingent shares. The total income tax benefit recognized in the accompanying consolidated statement of income related to the stock-based compensation was $25 million, $13 million and $18 million in 2012, 2011 and 2010, respectively.
Stock Options
PPG has outstanding stock option awards that have been granted under two stock option plans: the PPG Industries, Inc. Stock Plan (“PPG Stock Plan”) and the PPG Amended Omnibus Plan. Under the PPG Amended Omnibus Plan and the PPG Stock Plan, certain employees of the Company have been granted options to purchase shares of common stock at prices equal to the fair market value of the shares on the date the options were granted. The options are generally exercisable beginning from six to 48 months after being granted and have a maximum term of 10 years. Upon exercise of a stock option, shares of Company stock are issued from treasury stock. The PPG Stock Plan includes a restored option provision for options originally granted prior to January 1, 2003 that allows an optionee to exercise options and satisfy the option cost by certifying ownership of mature shares of PPG common stock with a market value equal to the option cost.
The fair value of stock options issued to employees is measured on the date of grant and is recognized as expense over the requisite service period. PPG estimates the fair value of stock options using the Black-Scholes option pricing model. The risk-free interest rate is determined by using the U.S. Treasury yield curve at the date of the grant and using a maturity equal to the expected life of the option. The expected life of options is calculated using the average of the vesting term and the maximum term, as prescribed by accounting guidance on the use of the simplified method for determining the expected term of an employee share option. This method is used as the vesting term of stock options was changed to three years in 2004 and, as a result, the historical exercise data does not provide a reasonable basis upon which to estimate the expected life of options. The expected dividend yield and volatility are based on historical stock prices and dividend amounts over past time periods equal in length to the expected life of the options.
The following weighted average assumptions were used to calculate the fair values of stock option grants in each year:

	2012	2011	2010
Risk free interest rate	1.3%	2.9%	2.8%
Expected life of option in years	6.5	6.4	5.9
Expected dividend yield	3.3%	3.3%	3.4%
Expected volatility	29.4%	28.0%	28.5%

The weighted average fair value of options granted was $17.97 per share, $19.00 per share and $13.45 per share for the years ended December 31, 2012, 2011, and 2010, respectively.
A summary of stock options outstanding and exercisable and activity for the year ended December 31, 2012 is presented below:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)	Intrinsic Value (in millions)
Outstanding, January 1, 2012	4,907,885	$60.52	5.6	$116
Granted	792,957	$90.28
Exercised	(2,251,975)	$54.10
Forfeited/Expired	(40,168)	$88.94
Outstanding, December 31, 2012	3,408,699	$71.34	6.6	$218
Vested or expected to vest, December 31, 2012	3,341,323	$71.05	6.6	$215
Exercisable, December 31, 2012	1,271,875	$57.78	4.0	$99

At December 31, 2012, unrecognized compensation cost related to outstanding stock options that have not yet vested totaled $7 million. This cost is expected to be recognized as expense over a weighted average period of 1.5 years.
The following table presents stock option activity for the years ended December 31, 2012, 2011 and 2010:

(Millions)	2012	2011	2010
Total intrinsic value of stock options exercised	$110	$40	$37
Cash received from stock option exercises	122	81	146
Income tax benefit from the exercise of stock options	35	9	9
Total fair value of stock options vested	6	10	13

Restricted Stock Units ("RSUs")
Long-term incentive value is delivered to selected key management employees by granting RSUs, which have either time or performance-based vesting features. The fair value of an RSU is equal to the market value of a share of PPG stock on the date of grant. Time-based RSUs vest over the three-year period following the date of grant, unless forfeited, and will be paid out in the form of stock, cash or a combination of both at the Company’s discretion at the end of the three year vesting period. Performance-based RSUs vest based on achieving specific annual performance targets for earnings per share growth and cash flow return on capital over the three calendar year-end periods following the date of grant. Unless forfeited, the performance-based RSUs will be paid out in the form of stock, cash or a combination of both at the Company’s discretion at the end of the three-year performance period if PPG meets the performance targets. The amount paid for performance-based awards may range from 0% to 180% of the original grant, based upon the frequency with which the annual earnings per share growth and cash flow return on capital performance targets are met over the three calendar year periods comprising the vesting period. For the purposes of expense recognition, PPG has assumed that performance-based RSUs granted in 2010 will vest at the 180% level and those granted in 2011 and 2012 will vest at the 100% level. As of December 31, 2012, four of the four possible performance targets had been met for the 2011 grant and two of the two possible performance targets had been met for the 2012 grant.
The following table summarizes RSU activity for the year ended December 31, 2012:

	Number of Shares	Weighted Average Fair Value	Intrinsic Value (in millions)
Outstanding, January 1, 2012	1,005,757	$46.98	$84
Granted	248,732	$83.48
Additional shares vested	208,228	$55.30
Released from restrictions	(465,879)	$28.37
Forfeited	(42,902)	$53.68
Outstanding, December 31, 2012	953,936	$67.11	$129
Vested or expected to vest, December 31, 2012	945,429	$66.97	$128

There was $11 million of total unrecognized compensation cost related to unvested RSUs outstanding as of December 31, 2012. This cost is expected to be recognized as expense over a weighted average period of 1.5 years.
Contingent Share Grants
The Company also provides grants of contingent shares to selected key executives that may be earned based on PPG total shareholder return ("TSR") over the three-year period following the date of grant. Contingent share grants (referred to as “TSR awards”) are made annually and are paid out at the end of each three-year period based on the Company’s performance. Performance is measured by determining the percentile rank of the total shareholder return of PPG common stock in relation to the total shareholder return of the S&P 500 for the three-year period following the date of grant. This comparison group represents the entire S&P 500 Index as it existed at the beginning of the performance period. The payment of awards following the three-year award period will be based on performance achieved in accordance with the scale set forth in the plan agreement and may range from 0% to 220% of the initial grant. A payout of 100% is earned if the target performance is achieved. Contingent share awards for the 2010-2012, 2011-2013, and 2012-2014 periods earn dividend equivalents for the award period, which will be paid to participants with the award payout at the end of the period based on the actual number of contingent shares that are earned. Any payments made at the end of the award period may be in the form of stock, cash or a combination of both. The TSR awards qualify as liability awards, and compensation expense is recognized over the three-year award period based on the fair value of the awards (giving consideration to the Company’s percentile rank of total shareholder return) remeasured in each reporting period until settlement of the awards.
As of December 31, 2012, there was $10 million of total unrecognized compensation cost related to outstanding TSR awards based on the current estimate of fair value. This cost is expected to be recognized as expense over a weighted average period of 1.4 years.

Advertising Costs	12 Months Ended
Dec. 31, 2012
Disclosure Advertising Costs Additional Information [Abstract]
Advertising Costs	Advertising Costs Advertising costs are expensed in the year incurred and totaled $288 million, $245 million and $288 million in 2012, 2011 and 2010, respectively.

Research and Development	12 Months Ended
Dec. 31, 2012
Research and Development [Abstract]
Research and Development
Research and Development

(Millions)	2012	2011	2010
Research and development – total	$468	$443	$406
Less depreciation on research facilities	15	15	14
Research and development – net	$453	$428	$392

On January 28, 2013, PPG completed the separation of its commodity chemicals business and the merger of the subsidiary holding the PPG commodity chemicals business with a subsidiary of Georgia Gulf, as discussed in Note 25, “Separation and Merger Transaction”. Net research and development costs associated with the commodity chemicals business and excluded from the table above were $2 million for each of the years ended December 31, 2012, 2011, and 2010, respectively. These expenses are included in "Income from discontinued operations, net of tax."

Quarterly Financial Information (unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information (unaudited)
Quarterly Financial Information (unaudited)

	2012 Quarter Ended				Total
Millions (except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$3,333	$3,528	$3,408	$3,243	$13,512
Cost of Sales(1)	1,946	2,066	1,983	1,910	7,905
Amounts attributable to PPG
Continuing Operations	(50)	297	288	191	726
Discontinued Operations	63	65	51	36	215
Net income (2)	13	362	339	227	941
Earnings per common share
Continuing Operations	(0.33)	1.94	1.88	1.24	4.73
Discontinued Operations	0.41	0.43	0.33	0.23	1.40
Earnings per common share	0.08	2.37	2.21	1.47	6.13
Earnings per common share - assuming dilution
Continuing Operations	$(0.32)	$1.92	$1.86	$1.23	$4.69
Discontinued Operations	$0.40	$0.42	$0.32	$0.23	$1.37
Earnings per common share – assuming dilution (2)	$0.08	$2.34	$2.18	$1.46	$6.06
	2011 Quarter Ended				Total
Millions (except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$3,114	$3,516	$3,404	$3,119	$13,153
Cost of Sales(1)	1,845	2,090	2,042	1,888	7,865
Amounts attributable to PPG
Continuing Operations	167	266	247	178	858
Discontinued Operations	61	74	64	38	237
Net income (attributable to PPG)	228	340	311	216	1,095
Earnings per common share
Continuing Operations	1.04	1.68	1.57	1.16	5.45
Discontinued Operations	0.38	0.47	0.41	0.25	1.51
Earnings per common share	1.42	2.15	1.98	1.41	6.96
Earnings per common share - assuming dilution
Continuing Operations	$1.03	$1.66	$1.56	$1.15	$5.40
Discontinued Operations	$0.37	$0.46	$0.40	$0.24	$1.47
Earnings per common share – assuming dilution	$1.40	$2.12	$1.96	$1.39	$6.87

(1)	Exclusive of depreciation and amortization.

(2)
First quarter 2012 includes charge of $163 million or $1.06 per diluted share related to restructuring (See Note 7, "Business Restructuring") and charge of $99 million or $0.64 per diluted share related to environmental remediation (See Note 15, "Commitments and Contingent Liabilities").

Reportable Business Segment Information	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Reportable Business Segment Information
Reportable Business Segment Information
Segment Organization and Products
PPG is a multinational manufacturer with 12 operating segments that are organized based on the Company’s major products lines. These operating segments are also the Company’s reporting units for purposes of testing goodwill for impairment (see Note 1, “Summary of Significant Accounting Policies”). The operating segments have been aggregated based on economic similarities, the nature of their products, production processes, end-use markets and methods of distribution into five reportable business segments.
The Performance Coatings reportable segment is comprised of the refinish, aerospace, architectural coatings – Americas and Asia Pacific and protective and marine coatings operating segments. This reportable segment primarily supplies a variety of decorative and functional coatings, sealants and finishes along with paint strippers, stains and related chemicals, as well as transparencies and transparent armor.
The Industrial Coatings reportable segment is comprised of the automotive OEM, industrial coatings and packaging coatings operating segments. This reportable segment primarily supplies a variety of protective and decorative coatings and finishes along with adhesives, sealants, inks and metal pretreatment products.
The Architectural Coatings – EMEA reportable segment is comprised of the architectural coatings – EMEA operating segment. This reportable segment primarily supplies a variety of coatings under a number of brands and purchased sundries to painting contractors and consumers in Europe, the Middle East and Africa.
The Optical and Specialty Materials reportable segment is comprised of the optical products and silicas businesses. The primary Optical and Specialty Materials products are Transitions® lenses, optical lens materials and high performance sunlenses; amorphous precipitated silicas for tire, battery separator and other end-use markets; and Teslin® substrate used in such applications as radio frequency identification (RFID) tags and labels, e-passports, drivers’ licenses and identification cards. Transitions® lenses are processed and distributed by PPG’s 51 percent-owned joint venture with Essilor International.
The Glass reportable segment is comprised of the flat glass and fiber glass operating segments. This reportable segment primarily supplies flat glass and continuous-strand fiber glass products.
On January 28, 2013, PPG completed the separation of its commodity chemicals business and the merger of the subsidiary holding PPG's former commodity chemicals business with a subsidiary of Georgia Gulf. As a result of the completion of this transaction, the sales and results of operations of the commodity chemicals business were recast as discontinued operations for all periods presented and there no longer is a Commodity Chemicals operating or reportable segment. Refer to Note 25, "Separation and Merger Transaction" for financial information relating to this transaction.
Production facilities and markets for Performance Coatings, Industrial Coatings, Architectural Coatings – EMEA, Optical and Specialty Materials, Commodity Chemicals and Glass are global. PPG’s reportable segments continue to pursue opportunities to further develop their global markets, including efforts in Asia, Eastern Europe and Latin America. Each of the reportable segments in which PPG is engaged is highly competitive. The diversification of our product lines and the worldwide markets served tend to minimize the impact on PPG’s total sales and earnings of changes in demand in a particular market or in a particular geographic area.
The accounting policies of the operating segments are the same as those described in the summary of significant accounting policies (See Note 1, "Summary of Significant Accounting Policies"). The Company allocates resources to operating segments and evaluates the performance of operating segments based upon segment income, which is earnings before interest expense – net, income taxes and noncontrolling interests and excludes certain charges which are considered to be unusual or non-recurring. The Company also evaluates performance of operating segments based on working capital reduction, margin growth and sales volume growth. Legacy items include current costs related to former operations of the Company, including certain environmental remediation, pension and other postretirement benefit costs, and certain charges for legal and other matters which are considered to be unusual or non-recurring. These legacy costs are excluded from the segment income that is used to evaluate the performance of the operating segments. Legacy items also include equity earnings from PPG’s approximate 40% investment in its former automotive glass and services business and $35 million, $35 million and $30 million of costs in 2012, 2011 and 2010, respectively, related to the pension and other postemployment benefit liabilities of the divested business retained by PPG. Corporate unallocated costs include the costs of corporate staff functions not directly associated with the operating segments, the cost of corporate legal cases, net of related insurance recoveries, and the cost of certain insurance, variable pay, stock-based compensation and employee benefit programs. Net periodic pension expense is allocated to the operating segments and the portion of net periodic pension expense related to the corporate staff functions is included in the Corporate unallocated costs.
For Optical and Specialty Materials and Glass, intersegment sales and transfers are recorded at selling prices that approximate market prices. Product movement between Performance Coatings, Industrial Coatings and Architectural Coatings – EMEA is limited, is accounted for as an inventory transfer and is recorded at cost plus a mark-up, the impact of which is not significant to the segment income of the three coatings reportable segments.

(Millions) Reportable Business Segments	Performance Coatings	Industrial Coatings	Architectural Coatings – EMEA	Optical and Specialty Materials	Glass	Corporate / Eliminations / Non- Segment Items(1)	Consolidated Totals
2012
Net sales to external customers	$4,752	$4,379	$2,147	$1,202	$1,032	$—	$13,512
Intersegment net sales	—	—	—	3	—	(3)	—
Total net sales	$4,752	$4,379	$2,147	$1,205	$1,032	$(3)	$13,512
Segment income	$744	$590	$145	$348	$63	$—	$1,890
Legacy items(2)							(217)
Business restructuring (See Note 7)							(208)
Certain acquisition-related costs(5) (See Note 25)							(5)
Charges related to acquisition of Dyrup and Colpisa (See Note 2)							(6)
Interest expense, net of interest income							(171)
Corporate unallocated(1)							(226)
Income before income taxes							$1,057
Depreciation and amortization (See Note 1)	$112	$87	$115	$32	$53	$22	$421
Share of net earnings (loss) of equity affiliates	1	(1)	2	—	4	3	9
Segment assets(3)	3,993	2,886	2,727	646	914	4,712	15,878
Investment in equity affiliates	10	15	19	—	166	52	262
Expenditures for property	103	184	52	65	46	70	520

2011
Net sales to external customers	$4,626	$4,158	$2,104	$1,204	$1,061	$—	$13,153
Intersegment net sales	—	—	—	3	—	(3)	—
Total net sales	$4,626	$4,158	$2,104	$1,207	$1,061	$(3)	$13,153
Segment income	$673	$438	$123	$326	$97	$—	$1,657
Legacy items(2)							(66)
Interest expense, net of interest income							(168)
Corporate unallocated(1)							(201)
Income before income taxes							$1,222
Depreciation and amortization (See Note 1)	$115	$90	$113	$36	$52	$19	$425
Share of net earnings of equity affiliates	2	1	2	—	24	7	36
Segment assets(3)	4,017	2,614	2,626	610	919	3,596	14,382
Investment in equity affiliates	12	12	20	—	170	47	261
Expenditures for property	79	73	48	54	56	130	440

(Millions) Reportable Business Segments	Performance Coatings	Industrial Coatings	Architectural Coatings – EMEA	Optical and Specialty Materials	Glass	Corporate / Eliminations / Non- Segment Items(1)	Consolidated Totals
2010
Net sales to external customers	4,281	3,708	1,874	1,141	985	—	11,989
Intersegment net sales	—	(1)	1	3	—	(3)	—
Total net sales	4,281	3,707	1,875	1,144	985	(3)	11,989
Segment income	661	378	113	307	74	—	1,533
Legacy items(2)							(67)
Interest expense, net of interest income							(155)
Corporate unallocated(1)							(203)
Income before income taxes							1,108
Depreciation and amortization (See Note 1)	117	95	107	36	56	19	430
Share of net earnings (loss) of equity affiliates	2	2	1	—	26	15	46
Segment assets(3)	4,027	2,620	2,759	597	893	4,079	14,975
Investment in equity affiliates	13	13	18	—	156	216	416
Expenditures for property	89	68	51	39	32	60	339

(Millions)
Geographic Information	2012	2011	2010
Net sales(4)
The Americas
United States	$5,046	$4,647	$4,334
Other Americas	1,107	1,044	974
Europe, Middle East and Africa (“EMEA”)	4,839	5,043	4,536
Asia Pacific	2,520	2,419	2,145
Total	$13,512	$13,153	$11,989
Segment income
The Americas
United States	$976	$807	$743
Other Americas	98	73	82
EMEA	475	454	387
Asia Pacific	341	323	321
Total	$1,890	$1,657	$1,533
Property—net
The Americas
United States	$1,379	$1,345	$1,274
Other Americas	100	98	106
EMEA	903	841	897
Asia Pacific	506	437	409
Total	$2,888	$2,721	$2,686

(1)
Corporate intersegment net sales represent intersegment net sales eliminations. Corporate unallocated costs include the costs of corporate staff functions not directly associated with the operating segments and certain legal, variable pay, stock-based compensation and benefit costs.

(2)
Legacy items include current costs related to former operations of the Company, including certain environmental remediation, pension and other postretirement benefit costs, legal costs and certain charges which are considered to be non-recurring, including a charge related to flat glass antitrust matters in the third quarter of 2010. The Legacy items for 2012 include an environmental remediation pretax charge of $159 million. The charge relates to continued environmental remediation activities at legacy chemicals sites, primarily at PPG's former Jersey City, N.J. chromium manufacturing plant and associated sites (See Note 15). Legacy items also include equity earnings from PPG’s approximate 40% investment in the former automotive glass and services business.

(3)
Segment assets are the total assets used in the operation of each segment. Corporate assets are principally cash and cash equivalents, cash held in escrow, short term investments, deferred tax assets and the approximate 40% investment in the former automotive glass and services business. Non-segment items also includes the assets of the former Commodity Chemicals Business which has been recast as discontinued operations in the Consolidated Statement of Income (See Note 25).

(4)	Net sales to external customers are attributed to geographic regions based upon the location of the operating unit shipping the product.

(5)
Acquisition-related costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred to effect significant acquisitions. PPG expects to incur additional acquisition-related costs in 2013.

Separation and Merger Transaction	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Separation and Merger Transaction
Separation and Merger Transaction
On January, 28, 2013, the Company completed the previously announced separation of its commodity chemicals business and merger of its wholly-owned subsidiary, Eagle Spinco Inc., with a subsidiary of Georgia Gulf Corporation in a tax efficient Reverse Morris Trust transaction (the “Transaction”). Pursuant to the merger, Eagle Spinco, the entity holding PPG's former commodity chemicals business, is now a wholly-owned subsidiary of Georgia Gulf. The closing of the merger followed the expiration of the related exchange offer and the satisfaction of certain other conditions. The combined company formed by uniting Georgia Gulf with PPG's former commodity chemicals business is named Axiall Corporation (“Axiall”). PPG holds no ownership interest in Axiall. PPG received the necessary ruling from the Internal Revenue Service and as a result this Transaction was generally tax free to PPG and its shareholders.
Under the terms of the exchange offer, 35,249,104 shares of Eagle Spinco common stock were available for distribution in exchange for shares of PPG common stock accepted in the offer. Following the merger, each share of Eagle Spinco common stock automatically converted into the right to receive one share of Axiall Corporation common stock. Accordingly, PPG shareholders who tendered their shares of PPG common stock as part of this offer received 3.2562 shares of Axiall common stock for each share of PPG common stock accepted for exchange. PPG was able to accept the maximum of 10,825,227 shares of PPG common stock for exchange in the offer, and thereby, reduced its outstanding shares by approximately 7%.
Under the terms of the Transaction, PPG received $900 million of cash and 35.2 million shares of Axiall common stock (market value of $1.8 billion on January 25, 2013) which was distributed to PPG shareholders by the exchange offer as described above. The cash consideration is subject to customary post-closing adjustment, including a working capital adjustment. In the Transaction, PPG transferred environmental remediation liabilities, defined benefit pension plan assets and liabilities and other post-employment benefit liabilities related to the commodity chemicals business to Axiall. PPG will report a gain on the Transaction reflecting the excess of the sum of the cash proceeds received and the cost (closing stock price on January 25, 2013) of the PPG shares tendered and accepted in the exchange for the 35.2 million shares of Axiall common stock over the net book value of the net assets of PPG's former commodity chemicals business. The Transaction will also result in a net partial settlement loss associated with the spin out and termination of defined benefit pension liabilities and the transfer of other post-retirement benefit liabilities under the terms of the Transaction. During 2012, the Company incurred $21 million of pretax expense, primarily for professional services, related to the Transaction. Additional Transaction-related expenses will be incurred in 2013.
The results of operations and cash flows of PPG's former commodity chemicals business for January 2013 and the net gain on the Transaction are reported as "Income from discontinued operations, net of tax" for the quarter ending March 31, 2013. In prior periods presented, the results of operations and cash flows of PPG's former commodity chemicals business were reclassified from continuing operations and presented as "Income from discontinued operations, net of tax" and cash flows from discontinued operations, respectively.
PPG will provide Axiall with certain transition services for up to 24 months following the closing date of the Transaction. These services include logistics, purchasing, finance, information technology, human resources, tax and payroll processing.
Net sales and earnings from discontinued operations are presented in the table below for the years ended December 31, 2012, 2011 and 2010:

	Year-ended
Millions	2012	2011	2010
Net sales	$1,688	$1,732	$1,434
Income before income taxes	$345	$376	$187
Income tax expense	$117	$126	$68
Income from discontinued operations, net of tax	$228	$250	$119
Less: Net income attributable to non-controlling interests, discontinued operations	$(13)	$(13)	$(8)
Net income from discontinued operations (attributable to PPG)	$215	$237	$111

Income from operations for the year ended December 31, 2012, 2011 and 2010 is $27 million lower, $6 million higher and $2 million lower, respectively, than segment earnings for the PPG Commodity Chemicals segment reported for these periods. These differences are due to the inclusion of certain gains, losses and expenses associated with the chlor-alkali and derivatives business that were not reported in the PPG Commodity Chemicals segment earnings in accordance with the accounting guidance on segment reporting. During 2012, $21 million of business separation costs are included within "Income from discontinued operations, net".
The major classes of assets and liabilities of the commodity chemicals business included in the PPG balance sheet at December 31, 2012 and 2011, respectively were as follows:

	December 31,	December 31,
Millions	2012	2011
Cash	$29	$31
Receivables	245	224
Inventory	76	56
Other current assets	23	23
Property, plant, and equipment	380	365
Goodwill	6	6
Other non-current assets	29	26
Total assets of the commodity chemicals business	$788	$731
Accounts payable	(100)	(116)
Other current liabilities	(91)	(101)
Accrued pensions and other post-retirement benefits	(233)	(247)
Environmental contingencies	(31)	(29)
Other long-term liabilities	(59)	(44)
Noncontrolling interests	$(18)	$(17)
Net assets of the commodity chemicals business	$256	$177
The total assets of the commodity chemicals business presented above are $50 million and $41 million higher than the assets of the PPG Commodity Chemicals segment reported at December 31, 2012 and 2011 principally due to the inclusion of cash and deferred tax assets which were included in corporate assets for PPG segment reporting. Segment assets are the total assets used in the operation of the segments.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Principles of Consolidation
Principles of Consolidation
The accompanying consolidated financial statements include the accounts of PPG Industries, Inc. (“PPG” or the “Company”) and all subsidiaries, both U.S. and non-U.S., that it controls. PPG owns more than 50% of the voting stock of most of the subsidiaries that it controls. For those consolidated subsidiaries in which the Company’s ownership is less than 100%, the outside shareholders’ interests are shown as noncontrolling interests. Investments in companies in which PPG owns 20% to 50% of the voting stock and has the ability to exercise significant influence over operating and financial policies of the investee are accounted for using the equity method of accounting. As a result, PPG’s share of the earnings or losses of such equity affiliates is included in the accompanying consolidated statement of income and PPG’s share of these companies’ shareholders’ equity is included in "Investments" in the accompanying consolidated balance sheet. Transactions between PPG and its subsidiaries are eliminated in consolidation.

On January 28, 2013, PPG completed the separation of its commodity chemicals business and the merger of the subsidiary holding the PPG commodity chemicals business with a subsidiary of the Georgia Gulf Corporation ("Georgia Gulf"). The combined company formed by uniting Georgia Gulf with PPG's former commodity chemicals business is named Axiall Corporation ("Axiall"). PPG holds no ownership interest in Axiall. The Company concluded that the accounting requirements for reporting the results of operations and cash flows of its former commodity chemicals business as discontinued operations were met when its separation and merger was completed. The accompanying consolidated statements of income and cash flows for the year ended December 31, 2012, 2011 and 2010 and the amounts in these notes to the consolidated financial statements related to 2012, 2011 and 2010 have been recast to reflect the presentation of the results of operations and cash flows of the former commodity chemicals business as discontinued operations. Refer to Note 25 for additional information relating to this transaction.

Use of Estimates in the Preparation of Financial Statements
Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual outcomes could differ from those estimates.

Revenue Recognition	Revenue Recognition Revenue from sales is recognized by all operating segments when goods are shipped and title to inventory and risk of loss passes to the customer or when services have been rendered.
Shipping and Handling Costs
Shipping and Handling Costs
Amounts billed to customers for shipping and handling are reported in “Net sales” in the accompanying consolidated statement of income. Shipping and handling costs incurred by the Company for the delivery of goods to customers are included in “Cost of sales, exclusive of depreciation and amortization” in the accompanying consolidated statement of income.

Selling, General and Administrative Costs
Selling, General and Administrative Costs
Amounts presented as “Selling, general and administrative” in the accompanying consolidated statement of income are comprised of selling, customer service, distribution and advertising costs, as well as the costs of providing corporate-wide functional support in such areas as finance, law, human resources and planning. Distribution costs pertain to the movement and storage of finished goods inventory at company-owned and leased warehouses, terminals and other distribution facilities. Certain of these costs may be included in cost of sales by other companies, resulting in a lack of comparability with other companies.

Legal Costs	Legal Costs Legal costs are expensed as incurred.
Foreign Currency Translation
Foreign Currency Translation
The functional currency of most significant non-U.S. operations is their local currency. Assets and liabilities of those operations are translated into U.S. dollars using year-end exchange rates; income and expenses are translated using the average exchange rates for the reporting period. Unrealized currency translation adjustments are deferred in accumulated other comprehensive loss, a separate component of shareholders’ equity.

Cash Equivalents	Cash Equivalents Cash equivalents are highly liquid investments (valued at cost, which approximates fair value) acquired with an original maturity of three months or less.
Short-term Investments
Short-term Investments
Short-term investments are highly liquid, high credit quality investments (valued at cost plus accrued interest) that have stated maturities of greater than three months to one year. The purchases and sales of these investments are classified as investing activities in the consolidated statement of cash flows.

Inventories
Inventories
Most U.S. inventories are stated at cost, using the last-in, first-out (“LIFO”) method of accounting, which does not exceed market. All other inventories are stated at cost, using the first-in, first-out (“FIFO”) method of accounting, which does not exceed market. PPG determines cost using either average or standard factory costs, which approximate actual costs, excluding certain fixed costs such as depreciation and property taxes.

Marketable Equity Securities
Marketable Equity Securities
The Company’s investment in marketable equity securities is recorded at fair market value and reported in “Other current assets” and “Investments” in the accompanying consolidated balance sheet with changes in fair market value recorded in income for those securities designated as trading securities and in other comprehensive income, net of tax, for those designated as available for sale securities.

Property
Property
Property is recorded at cost. PPG computes depreciation by the straight-line method based on the estimated useful lives of depreciable assets. Additional expense is recorded when facilities or equipment are subject to abnormal economic conditions or obsolescence.

Significant improvements that add to productive capacity or extend the lives of properties are capitalized. Costs for repairs and maintenance are charged to expense as incurred. When property is retired or otherwise disposed of, the original cost and related accumulated depreciation balance are removed from the accounts and any related gain or loss is included in income. Amortization of the cost of capitalized leased assets is included in depreciation expense. Property and other long-lived assets are reviewed for impairment whenever events or circumstances indicate that their carrying amounts may not be recoverable.

Goodwill and Identifiable Intangible Assets
Goodwill and Identifiable Intangible Assets
Goodwill represents the excess of the cost over the fair value of acquired identifiable tangible and intangible assets less liabilities assumed from acquired businesses. Identifiable intangible assets acquired in business combinations are recorded based upon their fair value at the date of acquisition.

The Company tests goodwill of each reporting unit for impairment at least annually in connection with PPG’s strategic planning process. The goodwill impairment test is performed by comparing the estimated fair value of the associated reporting unit as of September 30 to its carrying value. The Company’s reporting units are its operating segments. (See Note 24, “Reportable Business Segment Information” for further information concerning the Company’s operating segments.) Fair value is estimated using discounted cash flow methodologies.

The Company has determined that certain acquired trademarks have indefinite useful lives. The Company tests the carrying value of these trademarks for impairment at least annually, as of September 30, by comparing the fair value of each trademark to its carrying value. Fair value is estimated by using the relief from royalty method (a discounted cash flow methodology).

Identifiable intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives (2 to 25 years) and are reviewed for impairment whenever events or circumstances indicate that their carrying amount may not be recoverable.

Allowance for Doubtful Accounts
Allowance for Doubtful Accounts
The Company provides an allowance for doubtful accounts to reduce receivables to their estimated net realizable value when it is probable that a loss will be incurred. Those estimates are based on historical collection experience, current economic and market conditions, a review of the aging of accounts receivable and the assessments of current creditworthiness of customers.

Product Warranties
Product Warranties
The Company accrues for product warranties at the time the associated products are sold based on historical claims experience. As of December 31, 2012 and 2011, the reserve for product warranties was $14 million and $11 million, respectively. Pretax charges against income for product warranties in 2012, 2011 and 2010 totaled $15 million, $14 million and $7 million, respectively. Cash outlays related to product warranties were $12 million, $10 million; $7 million in 2012, 2011 and 2010 respectively.

Asset Retirement Obligations
Asset Retirement Obligations
An asset retirement obligation represents a legal obligation associated with the retirement of a tangible long-lived asset that is incurred upon the acquisition, construction, development or normal operation of that long-lived asset. PPG recognizes asset retirement obligations in the period in which they are incurred, if a reasonable estimate of fair value can be made. The asset retirement obligation is subsequently adjusted for changes in fair value. The associated estimated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and depreciated over its useful life. PPG’s asset retirement obligations are primarily associated with closure of certain assets used in the chemicals manufacturing process.

The accrued asset retirement obligation was $13 million and $12 million as of December 31, 2012 and 2011, respectively, of which $10 million and $9 million were associated with the former commodity chemicals business.

PPG’s only conditional asset retirement obligation relates to the possible future abatement of asbestos contained in certain PPG production facilities. The asbestos in PPG’s production facilities arises from the application of normal and customary building practices in the past when the facilities were constructed. This asbestos is encapsulated in place and, as a result, there is no current legal requirement to abate it. Inasmuch as there is no requirement to abate, the Company does not have any current plans or an intention to abate and therefore the timing, method and cost of future abatement, if any, are not known. The Company has not recorded an asset retirement obligation associated with asbestos abatement, given the uncertainty concerning the timing of future abatement, if any.

Accounting Standards Adopted in 2012
Accounting Standards Adopted in 2012
In May 2011, the Financial Accounting Standards Board (“FASB”) issued an amendment to the fair value measurement guidance and disclosure requirements that established common U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”) measurement and reporting requirements. The new requirements were effective for the first interim or annual period beginning after December 15, 2011 and were to be applied prospectively. PPG adopted the new requirements in the first quarter of 2012; however, the adoption of this guidance did not have a material effect on its consolidated financial position, results of operations or cash flows.
In June 2011, the FASB issued an amendment to the requirements for presenting comprehensive income. The new requirements were effective for the first interim or annual period beginning after December 15, 2011 and were to be applied retrospectively. The standard requires other comprehensive income to be presented in a continuous statement of comprehensive income that would combine the components of net income and other comprehensive income, or in a separate, but consecutive, statement following the statement of income. PPG adopted these new requirements in the first quarter of 2012.

Description of New Accounting Pronouncements Not yet Adopted [Text Block]
Accounting Standards to be Adopted in Future Years
On February 5, 2013, the FASB issued an amendment to the disclosure requirements for reporting reclassifications out of accumulated other comprehensive income (“AOCI”). The update is effective for the first interim or annual period beginning after December 15, 2012. The new amendments require presentation, either on the statement of income or in the notes, of the effect on the line items of the statement of income of significant amounts reclassified out of AOCI directly to net income in their entirety in the same reporting period. The update also requires the new disclosure to be cross referenced to other financial statement disclosures required for other reclassification items that are not reclassified directly to net income in their entirety in the same reporting period. PPG will adopt the new requirements in the first quarter of 2013; however, the adoption of this guidance will not have an effect on its consolidated financial position, results of operations or cash flows.

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Schedule of Business Acquisitions, by Acquisition
The following table summarizes the fair value of assets acquired and liabilities assumed as reflected in the purchase price allocations for the Dyrup and Colpisa acquisitions and the preliminary purchase price allocation for the Spraylat acquisition recorded as of December 31, 2012.

(Millions)
Cash	$6
Current assets	165
Property, plant, and equipment	89
Goodwill	30
Intangible Assets	60
Other non-current assets	20
Total assets	$370
Short-term debt	(110)
Current liabilities	(72)
Long-term debt	(10)
Other long-term liabilities	(19)
Net assets	$159
Total purchase price including cash in escrow and contingent payments	$159

Working Capital Detail (Tables)	12 Months Ended
Dec. 31, 2012
Disclosure Components Of Working Capital Detail [Abstract]
Components of Working Capital Detail
Working Capital Detail

(Millions)	2012	2011
Receivables
Trade - net(1)	$2,568	$2,512
Equity affiliates	22	28
Other - net	223	290
Total	$2,813	$2,830
Inventories(2)
Finished products	$980	$935
Work in process	144	144
Raw materials	443	414
Supplies	120	114
Total	$1,687	$1,607
Accounts payable and accrued liabilities
Trade creditors	$1,620	$1,612
Accrued payroll	459	414
Customer rebates	212	201
Other postretirement and pension benefits	103	108
Income taxes	71	51
Other	596	610
Total	$3,061	$2,996

(1)	Allowance for Doubtful Accounts equaled $77 million and $71 million as of December 31, 2012 and 2011, respectively.

(2)
Inventories valued using the LIFO method of inventory valuation comprised 36% and 35% of total gross inventory values as of December 31, 2012 and 2011, respectively. If the FIFO method of inventory valuation had been used, inventories would have been $243 million and $232 million higher as of December 31, 2012 and 2011, respectively. During the year ended December 31, 2012 and 2011, certain inventories accounted for on the LIFO method of accounting were reduced, which resulted in the liquidation of certain quantities carried at costs prevailing in prior years. The effect on earnings was income of $3.0 million and $0.9 million for the years ended December 31, 2012 and 2011, respectively.

Property (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property
Property

(Millions)	Useful Lives (years)	2012	2011
Land and land improvements	5-30	$504	$482
Buildings	20-40	1,568	1,482
Machinery and equipment	5-25	5,952	5,736
Other	3-20	735	694
Construction in progress		271	220
Total(1)		$9,030	$8,614

(1)	Interest capitalized in 2012, 2011 and 2010 was $8 million, $9 million and $7 million, respectively.

Investments (Tables)	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Investments	Investments

(Millions)	2012	2011
Investments in and advances to equity affiliates	$262	$261
Marketable equity securities - Trading (See Note 14)	60	56
Other	100	70
Total	$422	$387

Maximum Exposure to Loss
The following table summarizes the Company’s maximum exposure to loss associated with RS Cogen as of December 31, 2012:

(Millions)
Investment in and advances to RS Cogen	$19

Take-or-pay obligation under power tolling arrangement	234

Maximum exposure to loss	$253

Financial Information of PPG's Equity Affiliates
Summarized financial information of PPG’s equity affiliates on a 100% basis, in the aggregate, is as follows:

(Millions)		2012	2011
Working capital		$286	$339
Property, net		1,047	952
Short-term debt		(162)	(202)
Long-term debt		(731)	(626)
Other, net		73	61
Net assets		$513	$524

(Millions)	2012	2011	2010
Revenues	$1,539	$1,633	$1,519
Net earnings	$28	$80	$103

Goodwill and Other Identifiable Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Carrying Amount of Goodwill Attributable to Each Reportable Segment
The change in the carrying amount of goodwill attributable to each reportable business segment for the years ended December 31, 2012 and 2011 was as follows:

(Millions)	Perform-ance Coatings	Industrial Coatings	Architectural Coatings— EMEA	Optical and Specialty Materials	Glass	Commodity Chemicals (1)	Total
Balance, Jan. 1, 2011	$1,151	$495	$966	$49	$52	$6	$2,719
Goodwill from acquisitions	4	—	1	—	—	—	5
Currency translation	(16)	(11)	(34)	(1)	(2)	—	(64)
Balance, Dec. 31, 2011	$1,139	$484	$933	$48	$50	$6	$2,660
Goodwill from acquisitions	22	18	18	—	—	—	58
Currency translation	12	10	19	—	2	—	43
Balance, Dec. 31, 2012	$1,173	$512	$970	$48	$52	$6	$2,761

Identifiable Intangible Assets with Finite Lives
The Company’s identifiable intangible assets with finite lives are being amortized over their estimated useful lives and are detailed below.

	Dec. 31, 2012			Dec. 31, 2011
(Millions)	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Acquired technology	$516	$(342)	$174	$511	$(308)	$203
Customer-related intangibles	1,010	(491)	519	945	(412)	533
Tradenames	120	(57)	63	116	(50)	66
Other	34	(29)	5	32	(25)	7
Balance	$1,680	$(919)	$761	$1,604	$(795)	$809

Business Restructuring (Tables)	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
Activity Related to Restructuring Reserves
The following table summarizes the restructuring plan and the activity in the restructuring reserve during the year ended December 31, 2012:

(Millions, except no. of employees)	Severance and Other Costs	Pension Curtailment (Gains)/Losses	Asset Write-offs	Total Reserve	Employees Impacted
Performance Coatings	$55	$1	$12	$68	867
Industrial Coatings	38	(1)	8	45	394
Architectural Coatings - EMEA	61	(5)	3	59	881
Optical & Specialty Materials	2	—	30	32	50
Glass	3	—	—	3	36
Corporate	1	—	—	1	4
Total	$160	$(5)	$53	$208	2,232
2012 activity	(83)	$5	(53)	(131)	(1,631)
Currency impact	$(2)	$—	$—	$(2)	—
Balance as of December 31, 2012	$75	$—	$—	$75	601

Debt and Bank Credit Agreements and Leases (Tables)	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt and Bank Credit Agreements and Leases
Debt and Bank Credit Agreements and Leases

(Millions)	2012	2011
6 7/8% notes, due 2012(1)	$—	$71
5.75% notes, due 2013(1)	600	600
3 7/8% notes, due 2015 (€300)	395	388
1.9 % notes, due 2016(1)	249	248
7 3/8% notes, due 2016(1)	146	146
6 7/8% notes, due 2017	74	74
6.65% notes, due 2018	700	700
7.4% notes, due 2019	198	198
3.6% notes, due 2020	495	495
9% non-callable debentures, due 2021	149	149
2.70% notes, due 2022 (2)	400	—
7.70% notes, due 2038	249	249
5.5% notes, due 2040	248	248
Impact of derivatives on debt(1)	31	42
Various other non-U.S. debt, weighted average 3.4% as of December 31, 2012 and 2.3% of December 31, 2011.	5	9
Capital lease obligations	32	32
Total	3,971	3,649
Less payments due within one year	603	75
Long-term debt	$3,368	$3,574

(1)
PPG entered into several interest rate swaps which as of December 31, 2011 had the effect of converting $445 million, of these fixed rate notes to variable rates, based on the three-month London Interbank Offered Rate (LIBOR). There were no interest rate swaps outstanding at December 31, 2012. The fair values of these interest rate swaps were based on Level 2 inputs as described in Note 9. The weighted average effective interest rate for these borrowings, including the effects of the swaps, was 2.7% and 3.1% for the years ended December 31, 2012 and 2011, respectively. Refer to Note 11 for additional information.

(2)
In 2012, the $400 million notes were issued at a discount. Concurrently, PPG settled forward starting swaps with a payment of $121 million. This loss will be amortized to interest expense over the life of the debt. The effective interest rate on the $400 million notes was 5.8% at December 31, 2012.

Short-Term Debt Outstanding	Short-term debt outstanding as of December 31, 2012 and 2011, was as follows:

(Millions)	2012	2011
Other, weighted average 2.27% as of Dec. 31, 2012 and 3.72% as of December 31, 2011	$39	$33
Total	$39	$33

Fair Value Measurement (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Assets and Liabilities Reported at Fair Value on a Recurring Basis
Assets and liabilities reported at fair value on a recurring basis:

	December 31, 2012
(Millions)	Level 1	Level 2	Level 3	Total
Short-term investments:
Commercial paper and certificates of deposit	$—	$455	$—	$455
Other current assets:
Marketable equity securities	5	—	—	5
Foreign currency contracts(1)	—	3	—	3
Equity forward arrangement(1)	—	130	—	130
Investments:
Marketable equity securities	60	—	—	60
Accounts payable and accrued liabilities:
Foreign currency contracts(1)	—	1	—	1
Other liabilities:
Cross currency swaps(1)	—	95	—	95

(1)	This entire balance is designated as a hedging instrument under GAAP.

	December 31, 2011
(Millions)	Level 1	Level 2	Level 3	Total
Short-term investments:
Commercial paper and restricted cash	$—	$21	$—	$21
Marketable equity securities	4	—	—	4
Other current assets:
Foreign currency contracts(1)	—	1	—	1
Interest rate swaps(1)	—	1	—	1
Equity forward arrangement(1)	—	56	—	56
Investments:
Marketable equity securities	56	—	—	56
Other assets:
Interest rate swaps(1)	—	25	—	25
Accounts payable and accrued liabilities:
Foreign currency contracts(1)	—	6	—	6
Forward starting swaps(1)	—	92	—	92
Natural gas swap contracts(1)	—	9	—	9
Other liabilities:
Cross currency swaps(1)	—	120	—	120
Foreign currency contracts(1)	—	1	—	1

(1)	This entire balance is designated as a hedging instrument under GAAP.

Derivative Financial Instruments and Hedge Activities (Tables)	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Fair Value, Cash Flow and Net Investment Hedges
The following tables provide details for the years ended December 31, 2012 and 2011 related to fair value, cash flow and net investment hedges, by type of derivative and financial instrument. All dollar amounts are pretax.

	December 31, 2012
Hedge Type (Millions)	Gain (Loss) Deferred in OCI	Gain (Loss) Recognized
		Amount	Caption
Fair Value
Interest rate swaps(a)	Not applicable	$17	Interest expense
Foreign currency contracts(b)	Not applicable	1	Sales
Equity forward arrangements(a)	Not applicable	74	Asbestos - net
Total Fair Value		$92
Cash Flow
Natural gas swaps(a) (e)	$(2)	$(11)	Cost of sales and Income from Discontinued operations, net of tax
Interest rate swaps of RS Cogen	(1)	(2)	Income from Discontinued operations, net of tax
Forward starting swaps(c)	(26)	(5)	Interest expense
Foreign currency contracts(d)	(9)	(9)	Other charges
Total Cash Flow	$(38)	$(27)
Net Investment
Cross currency swaps(a)	$3	$—	Other charges
Foreign denominated debt	(7)		Other charges
Total Net Investment	$(4)	$—
Non-Hedge
Foreign currency contracts	Not applicable	$1	Other charges
Total Non-Hedge		$1

(a)	The ineffective portion related to each of the items was less than $0.1 million of expense.

(b)	The ineffective portion related to this item was $0.5 million of income.

(c)	The ineffective portion related to this item was $4 million of expense.

(d)	The ineffective portion related to this item was $8 million of expense.

(e)	The portion reported in cost of sales was $1 million of expense.

	December 31, 2011
Hedge Type (Millions)	Gain (Loss) Deferred in OCI	Gain (Loss) Recognized
		Amount	Caption
Fair Value
Interest rate swaps(a)	Not applicable	$16	Interest expense
Foreign currency contracts(b)	Not applicable	2	Sales
Equity forward arrangements(a)	Not applicable	1	Asbestos - net
Total Fair Value		$19
Cash Flow
Natural gas swaps(a) (f)	$(10)	$(32)	Cost of sales and Income from Discontinued Operations, net of tax
Interest rate swaps of RS Cogen	(2)	(2)	Income from Discontinued Operations, net of tax
Forward starting swaps(c)	(73)	—	Interest expense
Foreign currency contracts(d)	6	6	Other charges
Total Cash Flow	$(79)	$(28)
Net Investment
Cross currency swaps(e)	$34	$—	Other charges
Foreign denominated debt	13		Other charges
Total Net Investment	$47	$—
Non-Hedge
Foreign currency contracts	Not applicable	$—	Other charges
Total Non-Hedge		$—

(a)	The ineffective portion related to each of the items was less than $0.1 million of either income or expense.

(b)	The ineffective portion related to this item was $0.8 million of income.

(c)	The ineffective portion related to this item was $3 million of income.

(d)	The ineffective portion related to this item was $6 million of expense.

(e)	The ineffective portion related to this item was $2 million of expense.

(f)	The portion reported in cost of sales was $8 million of expense.

Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Common Share Calculations
The earnings per common share calculations for the three years ended December 31, 2012, are as follows:

(Millions, except per share amounts)	2012	2011	2010
Earnings per common share (attributable to PPG)
Income from continuing operations, net of tax	$726	$858	$658
Income from discontinued operations, net of tax	$215	$237	$111
Net income (attributable to PPG)	$941	$1,095	$769
Weighted average common shares outstanding	153.4	157.3	164.5
Earnings per common share (attributable to PPG):
Income from continuing operations, net of tax	$4.73	$5.45	$4.00
Income from discontinued operations, net of tax	$1.40	$1.51	$0.67
Net income (attributable to PPG)	$6.13	$6.96	$4.67
Earnings per common share - assuming dilution (attributable to PPG)
Income from continuing operations, net of tax	$726	$858	$658
Income from discontinued operations, net of tax	$215	$237	$111
Net income (attributable to PPG)	$941	$1,095	$769
Weighted average common shares outstanding	153.4	157.3	164.5
Effect of dilutive securities:
Stock options	0.8	1.1	0.8
Other stock compensation plans	0.9	0.9	0.6
Potentially dilutive common shares	1.7	2.0	1.4
Adjusted weighted average common shares outstanding	155.1	159.3	165.9
Earnings per common share - assuming dilution (attributable to PPG)
Income from continuing operations, net of tax	$4.69	$5.40	$3.96
Income from discontinued operations, net of tax	$1.37	$1.47	$0.67
Net income (attributable to PPG)	$6.06	$6.87	$4.63

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Reconciliation of Statutory U.S. Corporate Federal Income Tax Rate to Effective Income Tax Rate
The following table presents a reconciliation of the statutory U.S. corporate federal income tax rate to the Company’s effective income tax rate:

	2012	2011	2010
U.S. federal income tax rate	35.00%	35.00%	35.00%
Changes in rate due to:
U.S. State and local taxes	0.64	0.67	1.14
U.S. tax benefit on foreign dividends	(1.49)	(0.96)	0.17
Taxes on non-U.S. earnings	(9.70)	(10.88)	(8.13)
PPG dividends paid to the ESOP	(0.18)	(0.41)	(0.57)
U.S. tax incentives	(1.92)	(1.79)	(1.75)
Significant audit settlements	—	(1.42)	—
Other	(1.45)	1.07	(1.18)
One-time charge, tax law change	—	—	6.64
Effective income tax rate	20.90%	21.28%	31.32%

Components of Income Tax Expense
The following table gives details of income tax expense reported in the accompanying consolidated statement of income.

(Millions)	2012	2011	2010
Current income tax expense
U.S. federal	$228	$107	$24
Non-U.S.	190	164	162
U.S. State and local	15	8	10
Total current income tax	433	279	196
Deferred income tax expense
U.S. federal	(150)	(3)	65
Non-U.S.	(48)	(17)	2
U.S. State and local	(14)	1	11
One-time charge, tax law change	—	—	73
Total deferred income tax	(212)	(19)	151
Total	$221	$260	$347

Net deferred income tax assets and liabilities
Net deferred income tax assets and liabilities as of December 31, 2012 and 2011, were as follows:

(Millions)	2012	2011
Deferred income tax assets related to
Employee benefits	$1,000	$963
Contingent and accrued liabilities	598	524
Operating loss and other carry-forwards	223	183
Inventories	21	29
Property	5	3
Derivatives	38	95
Other	41	97
Valuation allowance	(138)	(134)
Total	1,788	1,760
Deferred income tax liabilities related to
Property	405	500
Intangibles	452	460
Employee benefits	69	64
Other	3	63
Total	929	1,087
Deferred income tax assets – net	$859	$673

Unrecognized Tax Benefits
The activity in the accrued liability for unrecognized tax benefits for the three years ended December 31, 2012 is as follows:

(Millions)	2012	2011	2010
Balance at January 1	$107	$111	$108
Additions based on tax positions related to the current year	12	15	7
Additions for tax positions of prior years	2	17	15
Reductions for tax positions of prior years	(12)	(19)	(5)
Pre-acquisition unrecognized tax benefits	2	—	—
Reductions for expiration of the applicable statute of limitations	(6)	(7)	(6)
Settlements	(23)	(8)	(2)
Currency	—	(2)	(6)
Balance at December 31	$82	$107	$111

Pensions and Other Postretirement Benefits (Tables)	12 Months Ended
Dec. 31, 2012
Changes in Projected Benefit Obligations, Plan Assets and Funded Status
The following table sets forth the changes in projected benefit obligations (“PBO”) (as calculated as of December 31), plan assets, the funded status and the amounts recognized in the accompanying consolidated balance sheet for the Company’s defined benefit pension and other postretirement benefit plans:

	Pensions		Other Postretirement Benefits
(Millions)	2012	2011	2012	2011
Projected benefit obligation, January 1	$5,333	$4,952	$1,394	$1,235
Service cost	54	57	19	16
Interest cost	217	231	50	55
Plan amendments	(2)	—	(19)	22
Actuarial losses / (gains) - net	443	444	(33)	126
Benefits paid	(347)	(281)	(62)	(64)
Foreign currency translation adjustments	59	(37)	3	(3)
Curtailment and special termination benefits	(6)	(58)	—	—
Impact of Commodity Chemicals transaction(1)	29	29	10	11
Other	4	(4)	—	(4)
Projected benefit obligation, December 31	$5,784	$5,333	$1,362	$1,394
Market value of plan assets, January 1	$4,382	$4,127
Actual return on plan assets	571	426
Company contributions	80	113
Participant contributions	2	2
Benefits paid	(335)	(262)
Plan expenses and other-net	(1)	(2)
Foreign currency translation adjustments	50	(30)
Impact of Commodity Chemicals transaction(1)	1	8
Market value of plan assets, December 31	$4,750	$4,382
Funded Status	$(1,034)	$(951)	$(1,362)	$(1,394)
Amounts recognized in the Consolidated Balance Sheet:
Other assets (long-term)	27	23	—	—
Accounts payable and accrued liabilities	(20)	(13)	(75)	(87)
Accrued pensions	(1,041)	(961)	—	—
Other postretirement benefits	—	—	(1,287)	(1,307)
Net liability recognized	$(1,034)	$(951)	$(1,362)	$(1,394)

Accumulated Other Comprehensive Loss Pretax Amounts Not Yet Reflected in Net Periodic Benefit Cost
Amounts (pretax) not yet reflected in net periodic benefit cost and included in accumulated other comprehensive loss include the following:

(Millions)	Pensions		Other Postretirement Benefits
	2012	2011	2012	2011
Accumulated net actuarial losses	$2,097	$2,052	$505	$571
Accumulated prior service credit	(3)	(2)	(45)	(37)
Total	$2,094	$2,050	$460	$534

Change in Accumulated Other Comprehensive Loss (Pretax) Relating to Defined Benefit Pension and Other Postretirement Benefits
The decrease in accumulated other comprehensive loss (pretax) in 2012 relating to defined benefit pension and other postretirement benefits consists of:

(Millions)	Pensions	Other Postretirement Benefits
Net actuarial loss (gain) arising during the year	$177	$(33)
New prior service credit	(1)	(19)
Amortization of actuarial loss	(150)	(34)
Amortization of prior service cost	—	12
Foreign currency translation adjustments and other	18	—
Net change	$44	$(74)

Net Periodic Benefit Cost
Net periodic benefit cost for the three years ended December 31, 2012, included the following:

	Pensions			Other Postretirement Benefits
(Millions)	2012	2011	2010	2012	2011	2010
Service cost	$54	$57	$57	$19	$16	$17
Interest cost	217	231	227	50	55	56
Expected return on plan assets	(261)	(280)	(250)	—	—	—
Amortization of prior service cost (credit)	—	1	4	(10)	(10)	(4)
Amortization of actuarial losses	133	106	108	31	26	16
Curtailments and special termination benefits	—	5	—	—	—	—
Net periodic benefit cost	$143	$120	$146	$90	$87	$85

Effect of One Percentage Point Increase or Decrease in Health Care Cost Trend Rates
If these 2013 health care cost trend rates were increased or decreased by one percentage point per year, such increase or decrease would have the following effects:

	One-Percentage Point
(Millions)	Increase	Decrease
Increase (decrease) in the aggregate of service and interest cost components of annual expense	$10	$(8)
Increase (decrease) in the benefit obligation	$155	$(91)

Weighted Average Target Pension Plan Asset Allocations
The following summarizes the weighted average target pension plan asset allocation as of December 31, 2012 and 2011 for all PPG defined benefit plans:

Asset Category	Dec. 31, 2012	Dec. 31, 2011
Equity securities	35-70%	40-75%
Debt securities	30-65%	25-60%
Real estate	0–10%	0-10%
Other	0–10%	0-10%

Fair Values of the Company's Pension Plan Assets by Asset Category
The fair values of the Company’s pension plan assets at December 31, 2012, by asset category, are as follows:

(Millions)	Level 1(1)	Level 2(1)	Level 3(1)	Total
Asset Category
Equity securities:
U.S.
Large cap	$1	$172	$—	$173
Small cap	—	146	—	146
PPG common stock	244	—	—	244
Non-U.S.
Developed and emerging markets(2)	—	578	—	578
Debt securities:
Cash and cash equivalents	—	499	—	499
Corporate(3)
U.S.(4)	—	922	76	998
Developed and emerging markets(2)	—	185	—	185
Diversified(5)	—	635	4	639
Government
U.S.(4)	196	69	—	265
Developed markets	—	301	—	301
Other(6)	—	155	27	182
Real estate, hedge funds, and other	—	128	412	540
Total	$441	$3,790	$519	$4,750

(1)	These levels refer to the accounting guidance on fair value measurement described in Note 9, “Fair Value Measurement.”

(2)	These amounts represent holdings in investment grade debt or equity securities of issuers in both developed markets and emerging economies.

(3)	This category represents investment grade debt securities from a diverse set of industry issuers.

(4)	These investments are primarily long duration fixed income securities.

(5)	This category represents commingled funds invested in diverse portfolios of debt securities.

(6)	This category includes mortgage-backed and asset backed debt securities, municipal bonds and other debt securities including derivatives.

The fair values of the Company’s pension plan assets at December 31, 2011, by asset category, are as follows:

(Millions)	Level 1(1)	Level 2(1)	Level 3(1)	Total
Asset Category
Equity securities:
U.S.
Large cap	$—	$342	$—	$342
Small cap	125	80	—	205
PPG common stock	151	—	—	151
Non-U.S.
Developed and emerging markets(2)	—	640	—	640
Debt securities:
Cash and cash equivalents	—	270	—	270
Corporate(3)
U.S.(4)	—	672	68	740
Developed and emerging markets(2)	—	338	—	338
Diversified(5)	—	339	—	339
Government
U.S.(4)	397	113	—	510
Developed markets	—	267	—	267
Other(6)	5	188	28	221
Real estate, hedge funds, and other	41	73	245	359
Total	$719	$3,322	$341	$4,382

(1)	These levels refer to the accounting guidance on fair value measurement described in Note 9, “Fair Value Measurement.”

(2)	These amounts represent holdings in investment grade debt or equity securities of issuers in both developed markets and emerging economies.

(3)	This category represents investment grade debt securities from a diverse set of industry issuers.

(4)	These investments are primarily long duration fixed income securities.

(5)	This category represents commingled funds invested in diverse portfolios of debt securities.

(6)	This category includes mortgage-backed and asset backed debt securities, municipal bonds and other debt securities.

Change in the Fair Value of the Company's Level 3 Pension Assets
The change in the fair value of the Company’s Level 3 pension assets for the years ended December 31, 2012 and 2011 was as follows:

(Millions)	Real Estate	Other Debt Securities	Hedge Funds & Other assets	Total
Balance, January 1, 2011	$117	$39	$22	$178
Realized gain/(loss)	(1)	—	(9)	(10)
Unrealized gain/(loss) for positions still held	15	—	6	21
Transfers in/(out)	25	(11)	138	152
Currency	—	—	—	—
Balance, December 31, 2011	$156	$28	$157	$341
Realized gain/(loss)	8	—	13	21
Unrealized gain/(loss) for positions still held	8	—	(1)	7
Transfers in/(out)	4	(1)	148	151
Currency	—	—	(1)	(1)
Balance, December 31, 2012	$176	$27	$316	$519

Benefit Obligations
Weighted Average Assumptions Used for the Defined Benefit Pension and Other Postretirement Plans
The following weighted average assumptions were used to determine the benefit obligation for the Company’s defined benefit pension and other postretirement plans as of December 31, 2012 and 2011:

	2012	2011
Discount rate	4.1%	4.6%
Rate of compensation increase	4.0%	3.9%

Benefit Costs
Weighted Average Assumptions Used for the Defined Benefit Pension and Other Postretirement Plans
The following weighted average assumptions were used to determine the net periodic benefit cost for the Company’s defined benefit pension and other postretirement benefit plans for the three years in the period ended December 31, 2012:

	2012	2011	2010
Discount rate	4.6%	5.3%	5.7%
Expected return on assets	7.0%	7.6%	7.8%
Rate of compensation increase	3.9%	3.8%	3.9%

Commitments and Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Accretion Of Future Funding Obligation
The future accretion of the non-current portion of the liability totals $109 million at December 31, 2012, and will be reported as expense in the consolidated statement of income over the period through 2023, as follows (in millions):

2013	$14
2014	14
2015 – 2023	81
Total	$109

Litigation Settlements Disclosure
The following table summarizes the impact on PPG’s financial statements for the three years ended December 31, 2012 resulting from the 2009 PPG Settlement Arrangement including the change in fair value of the stock to be transferred to the Trust and the related equity forward instrument (see Note 11, “Derivative Financial Instruments and Hedge Activities”) and the increase in the net present value of the future payments to be made to the Trust.

	Consolidated Balance Sheet
	Asbestos Settlement Liability		Equity Forward (Asset) Liability	Pretax Charge
(Millions)	Current	Long-term
Balance as of January 1, 2010	$534	$238	$(18)	$13
Change in fair value:
PPG stock	35	—	—	35
Equity forward instrument	—	—	(37)	(37)
Accretion of asbestos liability	—	14	—	14
Reclassification	9	(9)	—	—
Balance as of and Activity for the year ended December 31, 2010	$578	$243	$(55)	$12
Change in fair value:
PPG stock	(1)	—	—	(1)
Equity forward instrument	—	—	(1)	(1)
Accretion of asbestos liability	—	14	—	14
Reclassification	16	(16)	—	—
Balance as of and Activity for the year ended December 31, 2011	$593	$241	$(56)	$12
Change in fair value:
PPG stock	72	—	—	72
Equity forward instrument	—	—	(74)	(74)
Accretion of asbestos liability	—	14	—	14
Reclassification	18	(18)	—	—
Balance as of and Activity for the year ended December 31, 2012	$683	$237	$(130)	$12

Shareholders' Equity (Tables)	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Summary of Shares Outstanding
The following table summarizes the shares outstanding for the three years ended December 31, 2012:

	Common Stock	Treasury Stock	Shares Outstanding
Balance, Jan. 1, 2010	290,573,068	(124,905,409)	165,667,659
Purchases	—	(8,124,621)	(8,124,621)
Issuances	—	2,838,777	2,838,777
Balance, Dec. 31, 2010	290,573,068	(130,191,253)	160,381,815
Purchases	—	(10,236,694)	(10,236,694)
Issuances	—	1,743,659	1,743,659
Balance, Dec. 31, 2011	290,573,068	(138,684,288)	151,888,780
Purchases	—	(1,000,000)	(1,000,000)
Issuances	—	2,677,517	2,677,517
Balance, Dec. 31, 2012	290,573,068	(137,006,771)	153,566,297

Accumulated Other Comprehensive Loss (Tables)	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Accumulated Other Comprehensive Loss

(Millions)	Unrealized Currency Translation Adjustments	Pension and Other Post retire- ment Benefit Adjust-ments	Unrealized Gain (Loss) on Marketable Securities	Unrealized Gain (Loss) on Derivatives	Accum- ulated Other Comp-rehensive (Loss) Income
Balance, January 1, 2010	$66	$(1,292)	$(1)	$(34)	$(1,261)
Net change	(13)	(136)	1	(2)	(150)
Balance, December 31, 2010	$53	$(1,428)	$—	$(36)	$(1,411)
Net change	(188)	(169)	—	(32)	(389)
Balance, December 31, 2011	$(135)	$(1,597)	$—	$(68)	$(1,800)
Net change	141	—	—	(7)	134
Balance, December 31, 2012	$6	$(1,597)	$—	$(75)	$(1,666)

Other Earnings (Tables)	12 Months Ended
Dec. 31, 2012
Other Income and Expenses [Abstract]
Components of Other Earnings

(Millions)	2012	2011	2010
Royalty income	$51	$55	$58
Share of net earnings of equity affiliates (See Note 5)	9	36	46
Gain on sale of assets	3	7	8
Other	76	54	61
Total	$139	$152	$173

Other earnings excludes the former commodity chemicals business' earnings of $10 million, $25 million and $7 million in 2012, 2011 and 2010, respectively. These pre-tax amounts, which primarily include the share of net earnings of equity affiliates, gains on the sale of certain assets and a 2011 bargain purchase gain are reported in "Income from discontinued operations, net of tax."

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Weighted Average Assumptions Used in Calculating the Fair Value of Stock Option
The following weighted average assumptions were used to calculate the fair values of stock option grants in each year:

	2012	2011	2010
Risk free interest rate	1.3%	2.9%	2.8%
Expected life of option in years	6.5	6.4	5.9
Expected dividend yield	3.3%	3.3%	3.4%
Expected volatility	29.4%	28.0%	28.5%

Stock Options Outstanding, Exercisable and Activity
A summary of stock options outstanding and exercisable and activity for the year ended December 31, 2012 is presented below:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)	Intrinsic Value (in millions)
Outstanding, January 1, 2012	4,907,885	$60.52	5.6	$116
Granted	792,957	$90.28
Exercised	(2,251,975)	$54.10
Forfeited/Expired	(40,168)	$88.94
Outstanding, December 31, 2012	3,408,699	$71.34	6.6	$218
Vested or expected to vest, December 31, 2012	3,341,323	$71.05	6.6	$215
Exercisable, December 31, 2012	1,271,875	$57.78	4.0	$99

Stock Option Activity
The following table presents stock option activity for the years ended December 31, 2012, 2011 and 2010:

(Millions)	2012	2011	2010
Total intrinsic value of stock options exercised	$110	$40	$37
Cash received from stock option exercises	122	81	146
Income tax benefit from the exercise of stock options	35	9	9
Total fair value of stock options vested	6	10	13

RSU Activity
The following table summarizes RSU activity for the year ended December 31, 2012:

	Number of Shares	Weighted Average Fair Value	Intrinsic Value (in millions)
Outstanding, January 1, 2012	1,005,757	$46.98	$84
Granted	248,732	$83.48
Additional shares vested	208,228	$55.30
Released from restrictions	(465,879)	$28.37
Forfeited	(42,902)	$53.68
Outstanding, December 31, 2012	953,936	$67.11	$129
Vested or expected to vest, December 31, 2012	945,429	$66.97	$128

Research and Development (Tables)	12 Months Ended
Dec. 31, 2012
Research and Development [Abstract]
Research and Development

(Millions)	2012	2011	2010
Research and development – total	$468	$443	$406
Less depreciation on research facilities	15	15	14
Research and development – net	$453	$428	$392

On January 28, 2013, PPG completed the separation of its commodity chemicals business and the merger of the subsidiary holding the PPG commodity chemicals business with a subsidiary of Georgia Gulf, as discussed in Note 25, “Separation and Merger Transaction”. Net research and development costs associated with the commodity chemicals business and excluded from the table above were $2 million for each of the years ended December 31, 2012, 2011, and 2010, respectively. These expenses are included in "Income from discontinued operations, net of tax."

Quarterly Financial Information (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information (unaudited)

	2012 Quarter Ended				Total
Millions (except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$3,333	$3,528	$3,408	$3,243	$13,512
Cost of Sales(1)	1,946	2,066	1,983	1,910	7,905
Amounts attributable to PPG
Continuing Operations	(50)	297	288	191	726
Discontinued Operations	63	65	51	36	215
Net income (2)	13	362	339	227	941
Earnings per common share
Continuing Operations	(0.33)	1.94	1.88	1.24	4.73
Discontinued Operations	0.41	0.43	0.33	0.23	1.40
Earnings per common share	0.08	2.37	2.21	1.47	6.13
Earnings per common share - assuming dilution
Continuing Operations	$(0.32)	$1.92	$1.86	$1.23	$4.69
Discontinued Operations	$0.40	$0.42	$0.32	$0.23	$1.37
Earnings per common share – assuming dilution (2)	$0.08	$2.34	$2.18	$1.46	$6.06
	2011 Quarter Ended				Total
Millions (except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$3,114	$3,516	$3,404	$3,119	$13,153
Cost of Sales(1)	1,845	2,090	2,042	1,888	7,865
Amounts attributable to PPG
Continuing Operations	167	266	247	178	858
Discontinued Operations	61	74	64	38	237
Net income (attributable to PPG)	228	340	311	216	1,095
Earnings per common share
Continuing Operations	1.04	1.68	1.57	1.16	5.45
Discontinued Operations	0.38	0.47	0.41	0.25	1.51
Earnings per common share	1.42	2.15	1.98	1.41	6.96
Earnings per common share - assuming dilution
Continuing Operations	$1.03	$1.66	$1.56	$1.15	$5.40
Discontinued Operations	$0.37	$0.46	$0.40	$0.24	$1.47
Earnings per common share – assuming dilution	$1.40	$2.12	$1.96	$1.39	$6.87

(1)	Exclusive of depreciation and amortization.

(2)
First quarter 2012 includes charge of $163 million or $1.06 per diluted share related to restructuring (See Note 7, "Business Restructuring") and charge of $99 million or $0.64 per diluted share related to environmental remediation (See Note 15, "Commitments and Contingent Liabilities").

Reportable Business Segment Information (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Reportable Business Segment

(Millions) Reportable Business Segments	Performance Coatings	Industrial Coatings	Architectural Coatings – EMEA	Optical and Specialty Materials	Glass	Corporate / Eliminations / Non- Segment Items(1)	Consolidated Totals
2012
Net sales to external customers	$4,752	$4,379	$2,147	$1,202	$1,032	$—	$13,512
Intersegment net sales	—	—	—	3	—	(3)	—
Total net sales	$4,752	$4,379	$2,147	$1,205	$1,032	$(3)	$13,512
Segment income	$744	$590	$145	$348	$63	$—	$1,890
Legacy items(2)							(217)
Business restructuring (See Note 7)							(208)
Certain acquisition-related costs(5) (See Note 25)							(5)
Charges related to acquisition of Dyrup and Colpisa (See Note 2)							(6)
Interest expense, net of interest income							(171)
Corporate unallocated(1)							(226)
Income before income taxes							$1,057
Depreciation and amortization (See Note 1)	$112	$87	$115	$32	$53	$22	$421
Share of net earnings (loss) of equity affiliates	1	(1)	2	—	4	3	9
Segment assets(3)	3,993	2,886	2,727	646	914	4,712	15,878
Investment in equity affiliates	10	15	19	—	166	52	262
Expenditures for property	103	184	52	65	46	70	520

2011
Net sales to external customers	$4,626	$4,158	$2,104	$1,204	$1,061	$—	$13,153
Intersegment net sales	—	—	—	3	—	(3)	—
Total net sales	$4,626	$4,158	$2,104	$1,207	$1,061	$(3)	$13,153
Segment income	$673	$438	$123	$326	$97	$—	$1,657
Legacy items(2)							(66)
Interest expense, net of interest income							(168)
Corporate unallocated(1)							(201)
Income before income taxes							$1,222
Depreciation and amortization (See Note 1)	$115	$90	$113	$36	$52	$19	$425
Share of net earnings of equity affiliates	2	1	2	—	24	7	36
Segment assets(3)	4,017	2,614	2,626	610	919	3,596	14,382
Investment in equity affiliates	12	12	20	—	170	47	261
Expenditures for property	79	73	48	54	56	130	440

(Millions) Reportable Business Segments	Performance Coatings	Industrial Coatings	Architectural Coatings – EMEA	Optical and Specialty Materials	Glass	Corporate / Eliminations / Non- Segment Items(1)	Consolidated Totals
2010
Net sales to external customers	4,281	3,708	1,874	1,141	985	—	11,989
Intersegment net sales	—	(1)	1	3	—	(3)	—
Total net sales	4,281	3,707	1,875	1,144	985	(3)	11,989
Segment income	661	378	113	307	74	—	1,533
Legacy items(2)							(67)
Interest expense, net of interest income							(155)
Corporate unallocated(1)							(203)
Income before income taxes							1,108
Depreciation and amortization (See Note 1)	117	95	107	36	56	19	430
Share of net earnings (loss) of equity affiliates	2	2	1	—	26	15	46
Segment assets(3)	4,027	2,620	2,759	597	893	4,079	14,975
Investment in equity affiliates	13	13	18	—	156	216	416
Expenditures for property	89	68	51	39	32	60	339

Geographic Information

(Millions)
Geographic Information	2012	2011	2010
Net sales(4)
The Americas
United States	$5,046	$4,647	$4,334
Other Americas	1,107	1,044	974
Europe, Middle East and Africa (“EMEA”)	4,839	5,043	4,536
Asia Pacific	2,520	2,419	2,145
Total	$13,512	$13,153	$11,989
Segment income
The Americas
United States	$976	$807	$743
Other Americas	98	73	82
EMEA	475	454	387
Asia Pacific	341	323	321
Total	$1,890	$1,657	$1,533
Property—net
The Americas
United States	$1,379	$1,345	$1,274
Other Americas	100	98	106
EMEA	903	841	897
Asia Pacific	506	437	409
Total	$2,888	$2,721	$2,686

(1)
Corporate intersegment net sales represent intersegment net sales eliminations. Corporate unallocated costs include the costs of corporate staff functions not directly associated with the operating segments and certain legal, variable pay, stock-based compensation and benefit costs.

(2)
Legacy items include current costs related to former operations of the Company, including certain environmental remediation, pension and other postretirement benefit costs, legal costs and certain charges which are considered to be non-recurring, including a charge related to flat glass antitrust matters in the third quarter of 2010. The Legacy items for 2012 include an environmental remediation pretax charge of $159 million. The charge relates to continued environmental remediation activities at legacy chemicals sites, primarily at PPG's former Jersey City, N.J. chromium manufacturing plant and associated sites (See Note 15). Legacy items also include equity earnings from PPG’s approximate 40% investment in the former automotive glass and services business.

(3)
Segment assets are the total assets used in the operation of each segment. Corporate assets are principally cash and cash equivalents, cash held in escrow, short term investments, deferred tax assets and the approximate 40% investment in the former automotive glass and services business. Non-segment items also includes the assets of the former Commodity Chemicals Business which has been recast as discontinued operations in the Consolidated Statement of Income (See Note 25).

(4)	Net sales to external customers are attributed to geographic regions based upon the location of the operating unit shipping the product.

Separation and Merger Transaction Separation and Merger Transaction (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Schedule of Subsequent Events

	Year-ended
Millions	2012	2011	2010
Net sales	$1,688	$1,732	$1,434
Income before income taxes	$345	$376	$187
Income tax expense	$117	$126	$68
Income from discontinued operations, net of tax	$228	$250	$119
Less: Net income attributable to non-controlling interests, discontinued operations	$(13)	$(13)	$(8)
Net income from discontinued operations (attributable to PPG)	$215	$237	$111

Summary of Significant Accounting Policies (Additional Information) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Significant Accounting Policies [Line Items]
Reserve for product warranties	$ 14	$ 11
Pre tax charges against income for product warranties	15	14	7
Cash outlays related to product warranties	12	10	7
Asset retirement obligation	13	12
Minimum
Significant Accounting Policies [Line Items]
Identifiable intangible assets with finite lives estimated useful lives	2 years
Maximum
Significant Accounting Policies [Line Items]
Identifiable intangible assets with finite lives estimated useful lives	25 years
Commodity Chemicals Segment [Member]
Significant Accounting Policies [Line Items]
Asset retirement obligation	$ 10	$ 9

Acquisitions (Additional Information) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended					12 Months Ended	1 Months Ended	12 Months Ended
	Dec. 31, 2012 Entity	Dec. 31, 2011	Dec. 31, 2010	Jan. 31, 2012 European coatings company Facility	Jan. 31, 2012 Colpisa	Dec. 31, 2011 Spraylat Corp.	May 31, 2011 Equa-Chlor Inc.	Dec. 31, 2011 Payments, Acquisition spending inclusive of discontinued operations [Domain]	Dec. 31, 2010 Payments, Acquisition spending inclusive of discontinued operations [Domain]
Business Acquisition [Line Items]
Number of acquisitions made (in entities)	4
Purchase price	$ 288			$ 44	$ 38
Acquisition cost in assumed debt	122
Amount held in escrow				26	2		3
Revenue reported by acquired entity for last annual period						125
Assumed debt liability				120
Acquired cash	6			6
Number of manufacturing facilities				6
Loss related to the sales acquired inventory	8						1
Spent on acquisitions, including purchase price adjustments related to prior acquisitions	122	31	31					56	34
Assets acquired	370						28
Business acquisition net gain							9
Business acquisition, gain							10
Cash acquired in acquisitions			6
Payments to Acquire Businesses by the Former Commodity Chemicals Business			$ 3

Acquisitions (Summary of Purchase Price Allocations) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Business Combinations [Abstract]
Cash	$ 6
Current assets	165
Property, plant, and equipment	89
Goodwill	30
Intangible Assets	60
Other non-current assets	20
Total assets	370
Short-term debt	(110)
Current liabilities	(72)
Long-term debt	(10)
Other long-term liabilities	(19)
Net assets	159
Total purchase price including cash in escrow and contingent payments	$ 159

Working Capital Detail (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Disclosure Components Of Working Capital Detail [Abstract]
Trade - net(1)	$ 2,568	[1]	$ 2,512	[1]
Equity affiliates	22		28
Other - net	223		290
Receivables	2,813		2,830
Finished products	980		935
Work in process	144		144
Raw materials	443		414
Supplies	120		114
Total inventory at LIFO	1,687	[2]	1,607	[2]
Trade creditors	1,620		1,612
Accrued payroll	459		414
Customer rebates	212		201
Other postretirement and pension benefits	103		108
Income taxes	71		51
Other	596		610
Accounts payable and accrued liabilities	$ 3,061		$ 2,996

[1]	Allowance for Doubtful Accounts equaled $77 million and $71 million as of December 31, 2012 and 2011, respectively.
[2]	Inventories valued using the LIFO method of inventory valuation comprised 36% and 35% of total gross inventory values as of December 31, 2012 and 2011, respectively. If the FIFO method of inventory valuation had been used, inventories would have been $243 million and $232 million higher as of December 31, 2012 and 2011, respectively. During the year ended December 31, 2012 and 2011, certain inventories accounted for on the LIFO method of accounting were reduced, which resulted in the liquidation of certain quantities carried at costs prevailing in prior years. The effect on earnings was income of $3.0 million and $0.9 million for the years ended December 31, 2012 and 2011, respectively.

Working Capital Detail (Additional Information) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Disclosure Components Of Working Capital Detail [Abstract]
Allowance for Doubtful Accounts	$ 77	$ 71
Percentage of inventories valued using the LIFO method	36.00%	35.00%
FIFO adjustment	243	232
Effect of LIFO on earnings, income	$ 3	$ 0.9

Property (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Property, Plant, and Equipment Disclosure [Line Items]
Capitalized interest	$ 8		$ 9		$ 7
Property	9,030	[1]	8,614	[1]
Land and land improvements
Property, Plant, and Equipment Disclosure [Line Items]
Property	504		482
Land and land improvements | Minimum
Property, Plant, and Equipment Disclosure [Line Items]
Property useful lives	5 years
Land and land improvements | Maximum
Property, Plant, and Equipment Disclosure [Line Items]
Property useful lives	30 years
Buildings
Property, Plant, and Equipment Disclosure [Line Items]
Property	1,568		1,482
Buildings | Minimum
Property, Plant, and Equipment Disclosure [Line Items]
Property useful lives	20 years
Buildings | Maximum
Property, Plant, and Equipment Disclosure [Line Items]
Property useful lives	40 years
Machinery and equipment
Property, Plant, and Equipment Disclosure [Line Items]
Property	5,952		5,736
Machinery and equipment | Minimum
Property, Plant, and Equipment Disclosure [Line Items]
Property useful lives	5 years
Machinery and equipment | Maximum
Property, Plant, and Equipment Disclosure [Line Items]
Property useful lives	25 years
Other
Property, Plant, and Equipment Disclosure [Line Items]
Property	735		694
Other | Minimum
Property, Plant, and Equipment Disclosure [Line Items]
Property useful lives	3 years
Other | Maximum
Property, Plant, and Equipment Disclosure [Line Items]
Property useful lives	20 years
Construction in progress
Property, Plant, and Equipment Disclosure [Line Items]
Property	$ 271		$ 220

[1]	Interest capitalized in 2012, 2011 and 2010 was $8 million, $9 million and $7 million, respectively.

Investments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Trading Securities and Other Trading Assets [Line Items]
Investments	$ 422	$ 387
Investments in and advances to equity affiliates
Schedule of Trading Securities and Other Trading Assets [Line Items]
Investments	262	261
Marketable equity securities - Trading (See Note 14) | Trading
Schedule of Trading Securities and Other Trading Assets [Line Items]
Investments	60	56
Other
Schedule of Trading Securities and Other Trading Assets [Line Items]
Investments	$ 100	$ 70

Investments (Additional Information) (Detail) (USD $)	12 Months Ended						1 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 RS Cogen L LC	Dec. 31, 2012 Corporate Joint Venture	Dec. 31, 2012 Investments In Other Operating Joint Ventures	Apr. 30, 2011 Pittsburgh Glass Works LLC	Dec. 31, 2012 Pittsburgh Glass Works LLC	Dec. 31, 2011 Pittsburgh Glass Works LLC	Jul. 31, 2012 Asian Paints Ltd.
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Equity In Undistributed Earnings Losses Of Subsidiaries	$ 79,000,000	$ 101,000,000
Percent of ownership interest				50.00%		50.00%
Noncontrolling interest in the new company								40.00%
Carrying value of investment								33,000,000	29,000,000
Proceed from repayment of notes receivable							168,000,000
Repayment of notes receivable from related parties	0	90,000,000	0				90,000,000
Return of capital, equity affiliate	0	78,000,000	0				78,000,000
Investments in joint venture, fair value of tangible assets including goodwill										22,000,000
Investments in joint venture, fair value of intangible assets										12,000,000
Noncontrolling interest in joint ventures										49,000,000
Construction and operation cost of process steam, natural gas-fired cogeneration facility in Lake Charles					300,000,000
Future commitment to purchase electricity and steam in year one	23,000,000
Future commitment to purchase electricity and steam in year two	23,000,000
Future commitment to purchase electricity and steam in year three	23,000,000
Future commitment to purchase electricity and steam in year four	23,000,000
Future commitment to purchase electricity and steam in year five	23,000,000
Future commitment to purchase electricity and steam there after, per year	23,000,000
Contract term	P10Y
Purchase electricity and steam	25,000,000	23,000,000	23,000,000
Dividends received from equity affiliates	12,000,000	19,000,000	6,000,000
Unrealized pretax gains (losses)	0	0
Recognition of pretax gains	0	3,000,000	2,000,000
Proceeds from sale investments	$ 0	$ 9,000,000	$ 3,000,000

Investments (Maximum Exposure to Loss) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Investment in and advances to RS Cogen	$ 19
Take-or-pay obligation under power tolling arrangement	234
Maximum exposure to loss	$ 253

Investments (Financial Information of PPG's Equity Affiliates) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended									12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Gain (Loss) on Investments [Line Items]
Property, net	$ 2,888					$ 2,721				$ 2,888		$ 2,721	$ 2,686
Short-term debt	(39)					(33)				(39)		(33)
Long-term debt	(3,939)					(3,617)				(3,939)		(3,617)
Revenues										13,512		13,153	11,989
Net earnings	227	339	362	13	[1]	216	311	340	228	941	[1]	1,095	769
Equity Affiliate
Gain (Loss) on Investments [Line Items]
Working capital	286					339				286		339
Property, net	1,047					952				1,047		952
Short-term debt	(162)					(202)				(162)		(202)
Long-term debt	(731)					(626)				(731)		(626)
Other, net	73					61				73		61
Net assets	513					524				513		524
Revenues										1,539		1,633	1,519
Net earnings										$ 28		$ 80	$ 103

[1]	First quarter 2012 includes charge of $163 million or $1.06 per diluted share related to restructuring (See Note 7, "Business Restructuring") and charge of $99 million or $0.64 per diluted share related to environmental remediation (See Note 15, "Commitments and Contingent Liabilities").

Goodwill and Other Identifiable Intangible Assets (Additional Information) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Goodwill and Intangible Assets Disclosure [Abstract]
Carrying amount of acquired trademarks with indefinite lives	$ 324	$ 316
Aggregate amortization expense of identifiable intangible assets	109	120	123
Depreciation and Amortization, Discontinued Operations	1
Estimated future amortization of identifiable intangible assets in 2013	102
Estimated future amortization of identifiable intangible assets in 2014	100
Estimated future amortization of identifiable intangible assets in 2015	100
Estimated future amortization of identifiable intangible assets in 2016	80
Estimated future amortization of identifiable intangible assets in 2017	$ 70

Goodwill and Other Identifiable Intangible Assets (Carrying Amount of Goodwill Attributable to Each Reportable Segment) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Goodwill [Roll Forward]
Beginning Balance	$ 2,660	$ 2,719
Goodwill from acquisitions	58	5
Currency translation	43	(64)
Ending Balance	2,761	2,660
Performance Coatings Segment
Goodwill [Roll Forward]
Beginning Balance	1,139	1,151
Goodwill from acquisitions	22	4
Currency translation	12	(16)
Ending Balance	1,173	1,139
Industrial Coatings Segment
Goodwill [Roll Forward]
Beginning Balance	484	495
Goodwill from acquisitions	18
Currency translation	10	(11)
Ending Balance	512	484
Architectural Coatings - EMEA
Goodwill [Roll Forward]
Beginning Balance	933	966
Goodwill from acquisitions	18	1
Currency translation	19	(34)
Ending Balance	970	933
Optical and Specialty Materials Segment
Goodwill [Roll Forward]
Beginning Balance	48	49
Goodwill from acquisitions
Currency translation		(1)
Ending Balance	48	48
Glass Segment
Goodwill [Roll Forward]
Beginning Balance	50	52
Goodwill from acquisitions
Currency translation	2	(2)
Ending Balance	52	50
Commodity Chemicals Segment
Goodwill [Roll Forward]
Beginning Balance	6	6
Goodwill from acquisitions
Currency translation
Ending Balance	$ 6	$ 6

Goodwill and Other Identifiable Intangible Assets (Identifiable Intangible Assets with Finite Lives) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Acquired Finite-Lived Intangible Assets [Line Items]
Gross Carrying Amount	$ 1,680	$ 1,604
Accumulated Amortization	(919)	(795)
Net	761	809
Acquired technology
Acquired Finite-Lived Intangible Assets [Line Items]
Gross Carrying Amount	516	511
Accumulated Amortization	(342)	(308)
Net	174	203
Customer-related intangibles
Acquired Finite-Lived Intangible Assets [Line Items]
Gross Carrying Amount	1,010	945
Accumulated Amortization	(491)	(412)
Net	519	533
Tradenames
Acquired Finite-Lived Intangible Assets [Line Items]
Gross Carrying Amount	120	116
Accumulated Amortization	(57)	(50)
Net	63	66
Other
Acquired Finite-Lived Intangible Assets [Line Items]
Gross Carrying Amount	34	32
Accumulated Amortization	(29)	(25)
Net	$ 5	$ 7

Business Restructuring (Additional Information) (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2012 Person	Dec. 31, 2011	Dec. 31, 2010
Restructuring and Related Cost [Line Items]
Business restructuring (See Note 7)	$ 208	$ 12	$ 208	$ 0	$ 0
Severance and other costs	160
Asset write-offs	53
Pension curtailment (gains)/losses	5
Costs associated with restructuring actions for demolition, dismantling, relocation and training	5		4
Restructuring Reserve, Accrual Adjustment		12
Total reserve		75	75
Number of employees impacted		273	601
Related to 2009 Restructuring Plan
Restructuring and Related Cost [Line Items]
Total reserve				4
Related to 2008 Restructuring Plan
Restructuring and Related Cost [Line Items]
Total reserve				$ 1

Business Restructuring (Activity Related to Restructuring Reserves) (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2012 Person	Dec. 31, 2011	Dec. 31, 2010
Restructuring Reserve Disclosures [Line Items]
Severance and Other Costs	$ 160
Pension Curtailment (Gains)/Losses	5
Asset Write-offs	53
Total Reserve	208	12	208	0	0
Employees Impacted			2,232
Activity to date			(131)
Activity to date - Employees Impacted			(1,631)
Currency impact		(2)	(2)
Total Reserve Balance at end of year		75	75
Employees Impacted at year end		273	601
Performance Coatings Segment
Restructuring Reserve Disclosures [Line Items]
Total Reserve			68
Employees Impacted			867
Industrial Coatings Segment
Restructuring Reserve Disclosures [Line Items]
Total Reserve			45
Employees Impacted			394
Architectural Coatings Europe Middle East And Africa Segment
Restructuring Reserve Disclosures [Line Items]
Total Reserve			59
Employees Impacted			881
Optical and Specialty Materials Segment
Restructuring Reserve Disclosures [Line Items]
Total Reserve			32
Employees Impacted			50
Glass Segment
Restructuring Reserve Disclosures [Line Items]
Total Reserve			3
Employees Impacted			36
Corporate
Restructuring Reserve Disclosures [Line Items]
Total Reserve			1
Employees Impacted			4
Severance and Other Costs
Restructuring Reserve Disclosures [Line Items]
Severance and Other Costs			160
Activity to date			(83)
Currency impact		(2)	(2)
Severance and Other Costs Balance at end of year		75	75
Severance and Other Costs | Performance Coatings Segment
Restructuring Reserve Disclosures [Line Items]
Severance and Other Costs			55
Severance and Other Costs | Industrial Coatings Segment
Restructuring Reserve Disclosures [Line Items]
Severance and Other Costs			38
Severance and Other Costs | Architectural Coatings Europe Middle East And Africa Segment
Restructuring Reserve Disclosures [Line Items]
Severance and Other Costs			61
Severance and Other Costs | Optical and Specialty Materials Segment
Restructuring Reserve Disclosures [Line Items]
Severance and Other Costs			2
Severance and Other Costs | Glass Segment
Restructuring Reserve Disclosures [Line Items]
Severance and Other Costs			3
Severance and Other Costs | Corporate
Restructuring Reserve Disclosures [Line Items]
Severance and Other Costs			1
Pension Curtailment (Gains)/Losses
Restructuring Reserve Disclosures [Line Items]
Pension Curtailment (Gains)/Losses			(5)
Activity to date			5
Pension Curtailment (Gains)/Losses | Performance Coatings Segment
Restructuring Reserve Disclosures [Line Items]
Pension Curtailment (Gains)/Losses			1
Pension Curtailment (Gains)/Losses | Industrial Coatings Segment
Restructuring Reserve Disclosures [Line Items]
Pension Curtailment (Gains)/Losses			(1)
Pension Curtailment (Gains)/Losses | Architectural Coatings Europe Middle East And Africa Segment
Restructuring Reserve Disclosures [Line Items]
Pension Curtailment (Gains)/Losses			(5)
Asset Write-offs
Restructuring Reserve Disclosures [Line Items]
Asset Write-offs			53
Activity to date			(53)
Asset Write-offs | Performance Coatings Segment
Restructuring Reserve Disclosures [Line Items]
Asset Write-offs			12
Asset Write-offs | Industrial Coatings Segment
Restructuring Reserve Disclosures [Line Items]
Asset Write-offs			8
Asset Write-offs | Architectural Coatings Europe Middle East And Africa Segment
Restructuring Reserve Disclosures [Line Items]
Asset Write-offs			3
Asset Write-offs | Optical and Specialty Materials Segment
Restructuring Reserve Disclosures [Line Items]
Asset Write-offs			$ 30

Debt and Bank Credit Agreements and Leases (Detail) In Millions, unless otherwise specified	6 Months Ended	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 USD ($)	Jul. 30, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2012 Notes 6.875 Percent Due 2012 USD ($)		Dec. 31, 2011 Notes 6.875 Percent Due 2012 USD ($)		Dec. 31, 2012 Notes 5.75 Percent Due 2013 USD ($)		Dec. 31, 2011 Notes 5.75 Percent Due 2013 USD ($)		Dec. 31, 2012 Notes 3.875 Percent Due 2015 USD ($)	Dec. 31, 2012 Notes 3.875 Percent Due 2015 EUR (€)	Dec. 31, 2011 Notes 3.875 Percent Due 2015 USD ($)	Dec. 31, 2012 Notes 1.9 Percent Due 2016 USD ($)		Dec. 31, 2011 Notes 1.9 Percent Due 2016 USD ($)		Dec. 31, 2012 Notes 7.375 Percent Due 2016 USD ($)		Dec. 31, 2011 Notes 7.375 Percent Due 2016 USD ($)		Dec. 31, 2012 Notes 6.875 Percent Due 2017 USD ($)	Dec. 31, 2011 Notes 6.875 Percent Due 2017 USD ($)	Dec. 31, 2012 Notes 6.65 Percent Due 2018 USD ($)	Dec. 31, 2011 Notes 6.65 Percent Due 2018 USD ($)	Dec. 31, 2012 Notes 7.4 Percent Due 2019 USD ($)	Dec. 31, 2011 Notes 7.4 Percent Due 2019 USD ($)	Dec. 31, 2012 Notes 3.6 Percent Due 2020 USD ($)		Dec. 31, 2011 Notes 3.6 Percent Due 2020 USD ($)		Dec. 31, 2012 Non-callable Debentures 9 Percent Due 2021 USD ($)	Dec. 31, 2011 Non-callable Debentures 9 Percent Due 2021 USD ($)	Dec. 31, 2012 Notes 2.70 Percent Due 2022 USD ($)	Jul. 31, 2012 Notes 2.70 Percent Due 2022 USD ($)	Dec. 31, 2011 Notes 2.70 Percent Due 2022 USD ($)	Dec. 31, 2012 Notes 7.70 Percent Due 2038 USD ($)	Dec. 31, 2011 Notes 7.70 Percent Due 2038 USD ($)	Dec. 31, 2012 Notes 5.5 Percent Due 2040 USD ($)		Dec. 31, 2011 Notes 5.5 Percent Due 2040 USD ($)		Dec. 31, 2012 Impact Of Derivatives On Debt USD ($)		Dec. 31, 2011 Impact Of Derivatives On Debt USD ($)		Dec. 31, 2012 Other Non US Debt, Weighted Average 7.0 Percent USD ($)	Dec. 31, 2011 Other Non US Debt, Weighted Average 7.0 Percent USD ($)	Dec. 31, 2012 Interest Rate Swaps USD ($)	Dec. 31, 2011 Interest Rate Swaps USD ($)	Dec. 31, 2012 Revolving Credit Facility	Dec. 31, 2011 Revolving Credit Facility
Debt Instrument [Line Items]
Debt instrument, interest rate, stated percentage					6.88%				5.75%				3.88%	3.88%		1.90%				7.38%				6.88%		6.65%		7.40%		3.60%				9.00%		2.70%	2.70%		7.70%		5.50%
Long-term debt	$ 3,939	$ 3,939		$ 3,617	$ 0	[1]	$ 71	[1]	$ 600	[1]	$ 600	[1]	$ 395	€ 300	$ 388	$ 249	[1],[2]	$ 248	[1],[2]	$ 146	[1]	$ 146	[1]	$ 74	$ 74	$ 700	$ 700	$ 198	$ 198	$ 495	[2]	$ 495	[2]	$ 149	$ 149	$ 400		$ 0	$ 249	$ 249	$ 248	[2]	$ 248	[2]	$ 31	[1]	$ 42	[1]	$ 5	$ 9
Capital lease obligations	32	32		32
Long-term debt	3,971	3,971		3,649
Less payments due within one year	603	603		75
Long-term debt	3,368	3,368		3,574
Decrease loans receivable with fixed rates of interest due to interest rate swaps																																																			0	445
Weighted average effective interest rate																																																					2.70%	3.10%
Effective interest rates	5.80%	5.80%
Debt instrument, face amount																																					400
Payments for (Proceeds from) Hedge, Financing Activities	121	121
Settlement of forward starting swaps			$ 121

[1]	PPG entered into several interest rate swaps which as of December 31, 2011 had the effect of converting $445 million, of these fixed rate notes to variable rates, based on the three-month London Interbank Offered Rate (LIBOR). There were no interest rate swaps outstanding at December 31, 2012. The fair values of these interest rate swaps were based on Level 2 inputs as described in Note 9. The weighted average effective interest rate for these borrowings, including the effects of the swaps, was 2.7% and 3.1% for the years ended December 31, 2012 and 2011, respectively. Refer to Note 11 for additional information.
[2]	In 2012, the $400 million notes were issued at a discount. Concurrently, PPG settled forward starting swaps with a payment of $121 million. This loss will be amortized to interest expense over the life of the debt. The effective interest rate on the $400 million notes was 5.8% at December 31, 2012.

Debt and Bank Credit Agreements and Leases (Parenthetical) (Detail) In Millions, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2012 Notes 3.875 Percent Due 2015 USD ($)	Dec. 31, 2012 Notes 3.875 Percent Due 2015 EUR (€)	Dec. 31, 2011 Notes 3.875 Percent Due 2015 USD ($)	Dec. 31, 2012 Other Non US Debt, Weighted Average 7.0 Percent USD ($)	Dec. 31, 2011 Other Non US Debt, Weighted Average 7.0 Percent USD ($)
Debt Instrument [Line Items]
Weighted average interest rate						3.40%	2.30%
Long-term debt	$ 3,939	$ 3,617	$ 395	€ 300	$ 388	$ 5	$ 9

Debt and Bank Credit Agreements and Leases (Additional Information) (Detail)	1 Months Ended			12 Months Ended									6 Months Ended								1 Months Ended				12 Months Ended					1 Months Ended		12 Months Ended
	Jun. 30, 2011 USD ($)	Dec. 31, 2009 USD ($)	Oct. 31, 2009	Dec. 31, 2013	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Nov. 30, 2010 USD ($)	Jul. 30, 2012 USD ($)	Sep. 30, 2010 USD ($)	Dec. 31, 2012 Notes 6.875 Percent Due 2017	Dec. 31, 2012 Notes 5.75 Percent Due 2013 USD ($)	Dec. 31, 2012 Notes 2.70 Percent Due 2022 USD ($)	Jul. 31, 2012 Notes 2.70 Percent Due 2022 USD ($)	Dec. 31, 2012 Notes 1.9 Percent Due 2016	Nov. 30, 2010 Notes 1.9 Percent Due 2016 USD ($)	Dec. 31, 2012 Notes 3.6 Percent Due 2020	Nov. 30, 2010 Notes 3.6 Percent Due 2020 USD ($)	Dec. 31, 2012 Notes 5.5 Percent Due 2040	Nov. 30, 2010 Notes 5.5 Percent Due 2040 USD ($)	Nov. 30, 2010 Notes 1.900 Percent Due 2016 and 3.600 Percent Due 2020 and 5.500 Percent Due 2040	Dec. 31, 2012 Guarantee of Indebtedness of Others USD ($)	Dec. 31, 2011 Guarantee of Indebtedness of Others USD ($)	Dec. 31, 2012 International Operations USD ($)	Dec. 31, 2012 Commodity Chemicals Segment [Member] USD ($)	Dec. 31, 2011 Commodity Chemicals Segment [Member] USD ($)	Dec. 31, 2010 Commodity Chemicals Segment [Member] USD ($)	Aug. 31, 2010 Revolving Credit Agreement USD ($)	Aug. 31, 2010 Group One EUR (€)	Aug. 31, 2010 Group One Euro Denominated	Aug. 31, 2010 Group Two USD ($)	Dec. 31, 2012 Credit Agreement	Dec. 31, 2012 Revolving Credit Facility Credit Agreement USD ($)	Dec. 31, 2012 Minimum USD ($)	Dec. 31, 2012 Maximum	Dec. 31, 2012 Maximum Revolving Credit Facility Credit Agreement	Dec. 31, 2012 Dyrup USD ($)
Extinguishment of Debt [Line Items]
Aggregate maturities of long-term debt, in 2013					$ 603,000,000
Aggregate maturities of long-term debt, in 2014					9,000,000
Aggregate maturities of long-term debt, in 2015					405,000,000
Aggregate maturities of long-term debt, in 2016					400,000,000
Aggregate maturities of long-term debt, in 2017					77,000,000
Debt instrument, term																																5 years
Revolving credit facility outstanding																																	1,200,000,000
Line of credit facility, terminated amount																																	1,200,000,000
Line of credit facility, additional borrowing capacity available to lender conditions																																	300,000,000
Hypothetical rate on the credit agreement					0.84%
Unused capacity, commitment fee percentage				0.13%	0.18%																													0.08%	0.23%
Total indebtedness to total capitalization ratio requirement																																				60.00%
Debt instrument, face amount														400,000,000
Debt instrument, interest rate, stated percentage											6.88%	5.75%	2.70%	2.70%	1.90%		3.60%		5.50%
Proceeds from issuance of debt													397,000,000
Debt, current					642,000,000	108,000,000						600,000,000
Debt issuance cost													3,000,000
Derivative, Cash Paid on Settlement of Hedge									121,000,000
Gain (loss) on sale of derivatives						0	0
Effective interest rates					5.80%
Acquisition cost in assumed debt					122,000,000																																120,000,000
Repayments of assumed debt					119,000,000	0	0
Repayments of debt					71,000,000	400,000,000	0
Repayments of term loan	400,000,000
Description of interest rate	The interest rate was variable based on a spread over LIBOR.
Public offering of notes								1,000,000,000								250,000,000		500,000,000		250,000,000
Public offering, terms																					The terms of these notes also require the Company to make an offer to repurchase Notes upon a Change of Control Triggering Event (as defined in the Second Supplemental Indenture) at a price equal to 101% of their principal amount plus accrued and unpaid interest.
Percentage of debt redemption price																					101.00%
Net proceeds from notes offering								983,000,000
Discount and issuance costs								17,000,000
Maturity period																														2011	2011
Revolving credit facility, early termination date																														August 2010	August 2010
Uncommitted lines of credit, balance limit																								705,000,000				1,200,000,000
Revolving credit facility, terminated																													650,000,000		1,000,000,000
Uncommitted lines of credit, utilized																								34,000,000
Financial ratio covenant, maximum					60.00%
Financial ratio covenant					42.00%
Customary cross-default provisions, debt service payment under one agreement that may result in an event of default under other agreement																																		10,000,000
Interest Paid					219,000,000	212,000,000	189,000,000
Financial ratio covenant, provisions					Those provisions generally provide that a default on a debt service payment of $10 million or more for longer than the grace period provided (usually 10 days) under one agreement may result in an event of default under other agreements. None of the Company’s primary debt obligations are secured or guaranteed by the Company’s affiliates.
Agreement with a counterparty to repurchase Company stock			1,200,000		1,000,000	10,236,694	8,124,621
Counterparty purchased shares		465,006	1,100,000
Share repurchase, agreed price per share		$ 56.66
Reduction in total shareholders' equity, amount that will be paid by PPG to the counterparty upon settlement										65,000,000
Rental expenses for operating leases					212,000,000	211,000,000	206,000,000																		21,000,000	38,000,000	27,000,000
Minimum lease commitments for operating leases, in 2013					160,000,000																				11,000,000
Minimum lease commitments for operating leases, in 2014					128,000,000																				7,000,000
Minimum lease commitments for operating leases, in 2015					102,000,000																				5,000,000
Minimum lease commitments for operating leases, in 2016					79,000,000																				4,000,000
Minimum lease commitments for operating leases, in 2017					62,000,000																				2,000,000
Minimum lease commitments for operating leases, thereafter					134,000,000																				1,000,000
Outstanding letters of credit and surety bonds					119,000,000
Guarantees outstanding					96,000,000	90,000,000																			10,000,000
Related parties, carrying value																						11,000,000	13,000,000		0
Related parties, fair value																						$ 11,000,000	$ 21,000,000		$ 0	$ 2,000,000

Debt and Bank Credit Agreements and Leases (Short-term Debt Outstanding) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Short-term Debt [Line Items]
Total	$ 39	$ 33
Other Short-Term Borrowings
Short-term Debt [Line Items]
Other, weighted average 3.72% as of Dec. 31, 2011 and 3.39% as of December 31, 2010	$ 39	$ 33

Debt and Bank Credit Agreements and Leases (Short-term Debt Outstanding) (Parenthetical) (Detail) (Other Short-Term Borrowings)	Dec. 31, 2012	Dec. 31, 2011
Other Short-Term Borrowings
Short-term Debt [Line Items]
Short-term debt weighted average	2.27%	3.72%

Fair Value Measurement (Additional Information) (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2012 Level 3	Dec. 31, 2011 Level 3	Dec. 31, 2010 Level 3
Impaired Long-Lived Assets Held and Used [Line Items]
Long-lived assets carrying amount		$ 10	$ 0	$ 0
Long-lived assets Fair amount		7
Asset write-offs	$ 53	$ 3

Fair Value Measurement (Assets and Liabilities Reported at Fair Value on a Recurring Basis) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Short-term Investments | Commercial Paper And Restricted Cash
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Investments reported at fair value on a recurring basis	$ 455		$ 21
Short-term Investments | Marketable Equity Securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Investments reported at fair value on a recurring basis	5		4
Other Current Assets | Foreign Currency Contracts
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets reported at fair value on a recurring basis	3	[1]	1	[1]
Other Current Assets | Interest Rate Swaps
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets reported at fair value on a recurring basis			1	[1]
Other Current Assets | Equity Forward Arrangement
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets reported at fair value on a recurring basis	130	[1]	56	[1]
Investments | Marketable Equity Securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Investments reported at fair value on a recurring basis	60		56
Other Assets | Interest Rate Swaps
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets reported at fair value on a recurring basis			25	[1]
Accounts Payable and Accrued Liabilities | Foreign Currency Contracts
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities reported at fair value on a recurring basis	1	[1]	6	[1]
Accounts Payable and Accrued Liabilities | Forward Starting Swaps
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities reported at fair value on a recurring basis			92	[1]
Accounts Payable and Accrued Liabilities | Natural Gas Swap Contracts
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities reported at fair value on a recurring basis			9	[1]
Other Liabilities | Foreign Currency Contracts
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities reported at fair value on a recurring basis			1	[1]
Other Liabilities | Cross Currency Swaps
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities reported at fair value on a recurring basis	95	[1]	120	[1]
Level 1 | Short-term Investments | Marketable Equity Securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Investments reported at fair value on a recurring basis	5		4
Level 1 | Investments | Marketable Equity Securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Investments reported at fair value on a recurring basis	60		56
Level 2 | Short-term Investments | Commercial Paper And Restricted Cash
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Investments reported at fair value on a recurring basis	455		21
Level 2 | Other Current Assets | Foreign Currency Contracts
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets reported at fair value on a recurring basis	3	[1]	1	[1]
Level 2 | Other Current Assets | Interest Rate Swaps
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets reported at fair value on a recurring basis			1	[1]
Level 2 | Other Current Assets | Equity Forward Arrangement
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets reported at fair value on a recurring basis	130	[1]	56	[1]
Level 2 | Other Assets | Interest Rate Swaps
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets reported at fair value on a recurring basis			25	[1]
Level 2 | Accounts Payable and Accrued Liabilities | Foreign Currency Contracts
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities reported at fair value on a recurring basis	1	[1]	6	[1]
Level 2 | Accounts Payable and Accrued Liabilities | Forward Starting Swaps
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities reported at fair value on a recurring basis			92	[1]
Level 2 | Accounts Payable and Accrued Liabilities | Natural Gas Swap Contracts
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities reported at fair value on a recurring basis			9	[1]
Level 2 | Other Liabilities | Foreign Currency Contracts
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities reported at fair value on a recurring basis			1	[1]
Level 2 | Other Liabilities | Cross Currency Swaps
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities reported at fair value on a recurring basis	$ 95	[1]	$ 120	[1]

[1]	This entire balance is designated as a hedging instrument under GAAP.

Financial Instruments, Excluding Derivative Financial Instruments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Financial Instruments Excluding Derivative Financial Instruments Disclosure [Abstract]
Long-term debt (excluding capital lease obligations), carrying values	$ 3,939	$ 3,617
Long-term debt (excluding capital lease obligations), fair values	$ 4,484	$ 4,154

Derivative Financial Instruments and Hedge Activities (Additional Information) (Detail) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($) Contract	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2012 EUR (€)	Jul. 30, 2012 USD ($)	Dec. 31, 2012 Settlement Date 15 March 2013 USD ($)	Jun. 30, 2012 Settlement Date 15 March 2013 USD ($)	Dec. 31, 2012 Settlement Date 15 March 2018 USD ($)	Jun. 30, 2012 Settlement Date 15 March 2018 USD ($)	Dec. 31, 2012 Minimum	Dec. 31, 2012 Maximum
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Fair value of foreign currency contracts not designated as hedges	$ 0.1	$ 0.4
Fair value of forward currency contracts hedging against the exposure to exchange rates on short-term intercompany borrowings	1	5
Forward currency contracts hedging against changes in fair value of certain firm sales commitments denominated in foreign currencies, amount converted to the South Korean won	56	91
Contracts conversion period	21 months	30 months
Contracts conversion period end date	Sep 30, 2014	Jun 30, 2014
Fair value of forward currency asset (liability) contracts hedging against changes in fair value of certain firm sales commitments denominated in foreign currencies	3	(1)
Number of contracts	9
Nine U.S. dollar to euro cross currency swap contracts, notional amount of cash flow hedges	1,160					600		560	1
Notional amount of derivative instruments designated as net investment hedges							600
Fair value of ten U.S. dollar to euro cross currency swap contracts	95	120
Euro-denominated borrowings hedging a portion of PPG's net investment in European operations				300
Accumulated pretax unrealized translation losses in AOCI, related to both the euro-denominated borrowings and the cross currency swaps that have been designated as hedges of net investments	9	14
Amount interest rate swaps converted from fixed interest rate debt to variable rate debt		445
Proceeds termination interest rate swap	29	19	0
Fair value of interest rate swaps contracts		26
Swaps anticipated term		10 years
Settlement of forward starting swaps					121
Notional amount of swaps outstanding to hedge exposure to variability of interest payments of future debt refinancing	400
Amount deferred in AOCI	(116)
Fair value of swap contracts to manage exposure to variability of interest payments of future debt refinancing		92
Expected natural gas volatile period										12 months	18 months
Fair value of natural gas swap contracts to manage exposure to fluctuating natural gas prices		9
Shares of PPG stock that is to be contributed to the asbestos settlement trust	1,388,889
Total principal amount payable for PPG shares contributed to the asbestos settlement	62
Fair value of the equity forward arrangement to mitigate the impact of changes in fair value of stock contributed to the asbestos settlement trust	130	56
Other comprehensive pretax gain (loss) related to derivative financial instruments	(11)	(51)	(3)
Other comprehensive income net gain (loss), net of tax, related to derivative financial instruments	(7)	(32)	(2)
Other comprehensive income net gain (loss), net of tax, realized gains (losses) related to derivative financial instruments	(27)	(28)	(93)
Other comprehensive income net gain (loss), net of tax, unrealized (losses) related to derivative financial instruments	$ (38)	$ (79)	$ (96)

Derivative Financial Instruments and Hedge Activities (Fair Value, Cash Flow and Net Investment Hedges) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Fair Value Hedging
Derivatives, Fair Value [Line Items]
Gain (Loss) Recognized Amount	$ 92		$ 19
Fair Value Hedging | Interest Rate Swaps | Interest Expense
Derivatives, Fair Value [Line Items]
Gain (Loss) Recognized Amount	17	[1]	16	[2]
Ineffective portion of expense	0.1		0.1
Fair Value Hedging | Foreign Currency Contracts | Sales
Derivatives, Fair Value [Line Items]
Gain (Loss) Recognized Amount	1	[3]	2	[4]
Ineffective portion of expense	0.5		0.8
Fair Value Hedging | Equity Forward Arrangement | Asbestos Issue
Derivatives, Fair Value [Line Items]
Gain (Loss) Recognized Amount	74	[1]	1	[2]
Ineffective portion of expense	0.1		0.1
Cash Flow Hedging
Derivatives, Fair Value [Line Items]
Gain (Loss) Deferred in OCI	(38)		(79)
Gain (Loss) Recognized Amount	(27)		(28)
Cash Flow Hedging | Foreign Currency Contracts | Other Expense
Derivatives, Fair Value [Line Items]
Gain (Loss) Deferred in OCI	(9)	[5]	6	[6]
Gain (Loss) Recognized Amount	(9)	[5]	6	[6]
Ineffective portion of expense	8		6
Cash Flow Hedging | Natural Gas Swap Contracts | Cost of Sales
Derivatives, Fair Value [Line Items]
Gain (Loss) Deferred in OCI	(2)	[1]	(10)	[2]
Gain (Loss) Recognized Amount	(11)	[1]	(32)	[2]
Ineffective portion of expense	0.1		0.1
Cash Flow Hedging | Interest Rate Swaps Of Equity Method Investee | Other Income
Derivatives, Fair Value [Line Items]
Gain (Loss) Deferred in OCI	(1)		(2)
Gain (Loss) Recognized Amount	(2)		(2)
Cash Flow Hedging | Forward Starting Swaps | Interest Expense
Derivatives, Fair Value [Line Items]
Gain (Loss) Deferred in OCI	(26)	[7]	(73)	[8]
Gain (Loss) Recognized Amount	(5)	[7]
Ineffective portion of expense	4		3
Net Investment Hedging
Derivatives, Fair Value [Line Items]
Gain (Loss) Deferred in OCI	(4)		47
Net Investment Hedging | Currency Swap | Other Charges [Member]
Derivatives, Fair Value [Line Items]
Ineffective portion of expense	0.1
Net Investment Hedging | Currency Swap | Other Expense
Derivatives, Fair Value [Line Items]
Gain (Loss) Deferred in OCI	3	[1]	34	[9]
Ineffective portion of expense			2
Net Investment Hedging | Other Foreign Currency Denominated Debt | Other Expense
Derivatives, Fair Value [Line Items]
Gain (Loss) Deferred in OCI	(7)		13
Non-Hedge
Derivatives, Fair Value [Line Items]
Gain (Loss) Recognized Amount	1
Non-Hedge | Foreign Currency Contracts | Other Expense
Derivatives, Fair Value [Line Items]
Gain (Loss) Recognized Amount	$ 1

[1]	The ineffective portion related to each of the items was less than $0.1 million of expense.
[2]	The ineffective portion related to each of the items was less than $0.1 million of either income or expense.
[3]	The ineffective portion related to this item was $0.5 million of income.
[4]	The ineffective portion related to this item was $0.8 million of income.
[5]	The ineffective portion related to this item was $8 million of expense.
[6]	The ineffective portion related to this item was $6 million of expense.
[7]	The ineffective portion related to this item was $4 million of expense.
[8]	The ineffective portion related to this item was $3 million of income.
[9]	The ineffective portion related to this item was $2 million of expense.

Earnings Per Common Share (Calculations) (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended									12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share [Abstract]
Income (Loss) from Continuing Operations, Per Basic Share	$ 1.24	$ 1.88	$ 1.94	$ (0.33)		$ 1.16	$ 1.57	$ 1.68	$ 1.04	$ 4.73		$ 5.45	$ 4
Income (Loss) from Continuing Operations Attributable to Parent	$ 191	$ 288	$ 297	$ (50)		$ 178	$ 247	$ 266	$ 167	$ 726		$ 858	$ 658
Earnings per common share (attributable to PPG)
Net income (attributable to PPG)	227	339	362	13	[1]	216	311	340	228	941	[1]	1,095	769
Weighted average common shares outstanding										153.4		157.3	164.5
Earnings per common share (attributable to PPG):
Net Income (attributable to PPG) (in dollars per share)	$ 1.47	$ 2.21	$ 2.37	$ 0.08		$ 1.41	$ 1.98	$ 2.15	$ 1.42	$ 6.13		$ 6.96	$ 4.67
Earnings per common share - assuming dilution (attributable to PPG)
Net income (attributable to PPG)	227	339	362	13	[1]	216	311	340	228	941	[1]	1,095	769
Weighted average common shares outstanding										153.4		157.3	164.5
Effect of dilutive securities:
Stock options										0.8		1.1	0.8
Other stock compensation plans										0.9		0.9	0.6
Potentially dilutive common shares										1.7		2	1.4
Adjusted weighted average common shares outstanding										155.1		159.3	165.9
Income (Loss) from Continuing Operations, Per Diluted Share	$ 1.23	$ 1.86	$ 1.92	$ (0.32)		$ 1.15	$ 1.56	$ 1.66	$ 1.03	$ 4.69		$ 5.4	$ 3.96
Income (Loss) from Discontinued Operations, Net of Tax, Per Diluted Share	$ 0.23	$ 0.32	$ 0.42	$ 0.4		$ 0.24	$ 0.4	$ 0.46	$ 0.37	$ 1.37		$ 1.47	$ 0.67
Earnings per common share - assuming dilution (attributable to PPG)
Net Income (attributable to PPG) (in dollars per share)	$ 1.46	$ 2.18	$ 2.34	$ 0.08		$ 1.39	$ 1.96	$ 2.12	$ 1.4	$ 6.06		$ 6.87	$ 4.63
Income (Loss) from Discontinued Operations, Net of Tax, Attributable to Parent	$ 36	$ 51	$ 65	$ 63		$ 38	$ 64	$ 74	$ 61	$ 215		$ 237	$ 111
Income (Loss) from Discontinued Operations, Net of Tax, Per Basic Share	$ 0.23	$ 0.33	$ 0.43	$ 0.41		$ 0.25	$ 0.41	$ 0.47	$ 0.38	$ 1.4		$ 1.51	$ 0.67

[1]	First quarter 2012 includes charge of $163 million or $1.06 per diluted share related to restructuring (See Note 7, "Business Restructuring") and charge of $99 million or $0.64 per diluted share related to environmental remediation (See Note 15, "Commitments and Contingent Liabilities").

Earnings Per Common Share (Additional Information) (Detail) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share [Abstract]
Outstanding stock options excluded from the computation of diluted earnings per share due to their antidilutive effect	0	0.6	1.2

Income Taxes (Additional Information) (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	1 Months Ended	3 Months Ended			12 Months Ended
	Mar. 31, 2012	Dec. 31, 2012	Mar. 31, 2010	Sep. 30, 2006	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes [Line Items]
Income tax expense					$ 221		$ 260	$ 347
Effective income tax rate					20.90%		21.28%	31.32%
Environmental remediation charge				165	166		9	12
Business restructuring	208	12			208		0	0
Acquisition related costs					5	[1]
Estimate, tax deductible separation costs percentage					20.00%
PPG recorded a one-time after tax charge, result of a change in U.S. tax law included in the U.S. Patient Protection and Affordable Care Act enacted in March 2010			(73)
PPG recorded a one-time after tax charge, result of a change in U.S. tax law included in the U.S. Patient Protection and Affordable Care Act enacted in March 2010, per share			$ 0.44
Change in U.S. tax law included in the U.S. Patient Protection and Affordable Care Act enacted in March 2010			PPG recorded a one-time, aftertax charge in the first quarter of 2010 of $85 million, or 51 cents per share, as a result of a change in U.S. tax law included in the U.S. Patient Protection and Affordable Care Act enacted in March 2010. Under the prior tax law, the total amount paid for prescription drug costs for retirees over the age of 65 was tax deductible. Beginning in 2013, however, these costs will only be deductible to the extent they exceed the amount of the annual subsidy PPG receives from the U.S. government under Medicare Part D. As a result of this change, the Company’s deferred tax asset, which reflects the future tax deductibility of these post retirement costs, had to be reduced in the first quarter of 2010, the period that the change in the tax law was enacted, as required by the accounting guidance for income taxes.
Income before income taxes of non-US operations					1,057		1,222	1,108
Income taxes paid					503		353	198
Net operating loss carryforwards		611			611
Net operating loss carryforwards, tax effected amount		177			177
Undistributed Earnings of Foreign Subsidiaries		3,476			3,476		2,920
Number of companies in the proposed new cooperative agreement		300			300
Number of taxable jurisdictions		70			70
Repatriation					2,865		2,454
Deferred taxes on undistributed earnings of non-US subsidiaries		611			611		466
Potential U.S. tax cost for repatriation of foreign earnings		110			110		85
Unrecognized tax benefits		82			82		107	111	108
Unrecognized tax benefits that would affect the effective tax rate, if recognized		79			79		100	103
Accrued estimated interest and penalties on unrecognized tax benefits		10			10		15	15
Recognized (income) expense for estimated interest and penalties					(5)		0	2
Income Taxes Paid, Discontinued Operations					8		5	4
Non United States
Income Taxes [Line Items]
Income before income taxes of non-US operations					729		836	758
Net Operating Loss, Indefinite Life
Income Taxes [Line Items]
Net operating loss carryforwards		529			529
Net Operating Loss, Expiring Between 2012 And 2026
Income Taxes [Line Items]
Net operating loss carryforwards		82			82
Environmental Remediation Expense [Member]
Income Taxes [Line Items]
Income tax expense					60
Effective income tax rate					37.70%
Environmental remediation charge					159
Business Restructuring Reserves [Member]
Income Taxes [Line Items]
Income tax expense					45
Effective income tax rate					21.40%
Business restructuring					208
Acquisition-related Costs [Member]
Income Taxes [Line Items]
Income tax expense					2
Effective income tax rate					28.60%
Acquisition related costs					6
Costs Related To Separation And Merger Transaction [Member]
Income Taxes [Line Items]
Income tax expense					2
Effective income tax rate					38.00%
Business separation merger related costs					$ 5

[1]	Acquisition-related costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred to effect significant acquisitions. PPG expects to incur additional acquisition-related costs in 2013.

Income Taxes (Reconciliation of Statutory U.S. Corporate Federal Income Tax Rate to Effective Income Tax Rate) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
U.S. federal income tax rate	35.00%	35.00%	35.00%
Changes in rate due to:
U.S. State and local taxes	0.64%	0.67%	1.14%
U.S. tax benefit on foreign dividends	(1.49%)	(0.96%)	0.17%
Taxes on non-U.S. earnings	(9.70%)	(10.88%)	(8.13%)
PPG dividends paid to the ESOP	(0.18%)	(0.41%)	(0.57%)
U.S. tax incentives	(1.92%)	(1.79%)	(1.75%)
Significant audit settlements		(1.42%)
Other	(1.45%)	1.07%	(1.18%)
One-time charge, tax law change			6.64%
Effective income tax rate	20.90%	21.28%	31.32%

Income Taxes (Components of Income Tax Expense) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current income tax expense
U.S. federal	$ 228	$ 107	$ 24
Non-U.S.	190	164	162
U.S. State and local	15	8	10
Total current income tax	433	279	196
Deferred income tax expense
U.S. federal	(150)	(3)	65
Non-U.S.	(48)	(17)	2
U.S. State and local	(14)	1	11
One-time charge, tax law change			73
Total deferred income tax	(212)	(19)	151
Total	$ 221	$ 260	$ 347

Income Taxes (Net Deferred Income Tax Assets and Liabilities) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred income tax assets related to
Employee benefits	$ 1,000	$ 963
Contingent and accrued liabilities	598	524
Operating loss and other carry-forwards	223	183
Inventories	21	29
Property	5	3
Derivatives	38	95
Other	41	97
Valuation allowance	(138)	(134)
Total	1,788	1,760
Deferred income tax liabilities related to
Property	405	500
Intangibles	452	460
Employee benefits	69	64
Other	3	63
Total	929	1,087
Deferred income tax assets – net	$ 859	$ 673

Income Taxes (Unrecognized Tax Benefits) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Beginning balance	$ 107	$ 111	$ 108
Additions based on tax positions related to the current year	12	15	7
Additions for tax positions of prior years	2	17	15
Reductions for tax positions of prior years	(12)	(19)	(5)
Pre-acquisition unrecognized tax benefits	2
Reductions for expiration of the applicable statute of limitations	(6)	(7)	(6)
Settlements	(23)	(8)	(2)
Currency	0	(2)	(6)
Ending balance	$ 82	$ 107	$ 111

Pensions and Other Postretirement Benefits (Additional Information) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012 CompensationPlan	Dec. 31, 2011	Dec. 31, 2010	Jan. 28, 2013
Pension and Other Postretirement Benefits Disclosure [Line Items]
Number of compensation plans		1
Percentage of projected benefit obligation		77.00%
Decrease in projected benefit obligation		$ (65)
Decrease in pension expense		12
Curtailment loss and special termination benefits	30
Reduction in projected benefit obligation as a result of separation transaction					550
Reduction in accumulated benefit obligation as a result of separation transaction					165
Commodity Chemicals - Defined Benefit Plan, Net Periodic Benefit Cost		16	11	15
Commodity Chemicals - Other Postretirement Benefit Expense		11	13	12
ABO for all defined benefit pension plans		5,517	5,117
Aggregate PBO for the pension plans with PBO in excess of plan assets		5,588	5,164
Aggregate fair value of plan assets for the pension plans with PBO in excess of plan assets		4,534	4,196
Aggregate ABO for the pension plans with ABO in excess of plan assets		5,186	4,771
Fair value of plan assets for the pension plans with ABO in excess of plan assets		4,352	3,992
Expected return on assets		7.00%	7.60%	7.80%
Weighted-average healthcare cost trend rate assumed for next fiscal year		6.30%
Assumed ultimate health care cost trend rate		4.50%
Assumed year that ultimate health care cost trend rate will be reached		2024
Commodity Chemicals - Defined Benefit Plan, Contributions by Employer			7	36
Defined Benefit Plan, Benefits Paid		70
Subsidy received under the Medicare Act of 2003		6
Accrued pensions		1,057	968
Expense (income) of the deferred compensation plan		10	2	10
Change in market value of the investment portfolio of the deferred compensation plan		8	1	9
Realized gains on the investment portfolio of the deferred compensation plan		0.9	0.8	0.4
Obligations under the deferred compensation plan		102	95
Investments in marketable securities by the deferred compensation plan		64	59
Defined Contribution Pension
Pension and Other Postretirement Benefits Disclosure [Line Items]
Recognized expense for defined contribution pension plans		41	37	31
Accrued pensions		13	13
Fiscal Years 2013
Pension and Other Postretirement Benefits Disclosure [Line Items]
Weighted-average healthcare cost trend rate assumed for next fiscal year		6.40%
Assumed ultimate health care cost trend rate		4.50%
Assumed year that ultimate health care cost trend rate will be reached		2024
Pittsburgh Glass Works LLC
Pension and Other Postretirement Benefits Disclosure [Line Items]
Costs related to the pension and other postemployment benefit liabilities of the divested business		35	35
Liabilities for pension and post-employment benefits earned for service up to the time of sale		1,047	1,011
Plant closures in Canada, partial wind-ups of the pension plans, settlement charge, low estimate		20
Plant closures in Canada, partial wind-ups of the pension plans, settlement charge, high estimate		30
Plant closures in Canada, pension plan deficit, low estimate		10
Plant closures in Canada, pension plan deficit, high estimate		15
Pensions
Pension and Other Postretirement Benefits Disclosure [Line Items]
Curtailment loss and special termination benefits		6	58
Fair values of pension plan assets		4,750	4,382	4,127
Estimated amounts of accumulated net actuarial loss that will be amortized from AOCI into net periodic benefit cost in 2012		139
Estimated amounts of accumulated prior service cost that will be amortized from AOCI into net periodic benefit cost in 2012		(1)
Contributions to defined benefit pension plans		80	113
Estimated future benefit payments in 2013		330
Estimated future benefit payments in 2014		303
Estimated future benefit payments in 2015		276
Estimated future benefit payments in 2016		283
Estimated future benefit payments in 2017		260
Estimated aggregate future benefits payments for the five years thereafter		1,389
Defined Benefit Plan, Benefits Paid		347	281
Accrued pensions		1,041	961
Pensions | Defined Contribution Pension
Pension and Other Postretirement Benefits Disclosure [Line Items]
Curtailment loss and special termination benefits			5
Estimated amounts of accumulated net actuarial loss that will be amortized from AOCI into net periodic benefit cost in 2012		133	106	108
Pensions | Other Postretirement Benefits
Pension and Other Postretirement Benefits Disclosure [Line Items]
Curtailment loss and special termination benefits
Estimated amounts of accumulated net actuarial loss that will be amortized from AOCI into net periodic benefit cost in 2012		31	26	16
Other Postretirement Benefits
Pension and Other Postretirement Benefits Disclosure [Line Items]
Curtailment loss and special termination benefits		0	0
Estimated amounts of accumulated net actuarial loss that will be amortized from AOCI into net periodic benefit cost in 2012		34
Estimated amounts of accumulated prior service cost that will be amortized from AOCI into net periodic benefit cost in 2012		(11)
Estimated future benefit payments in 2013		66
Estimated future benefit payments in 2014		66
Estimated future benefit payments in 2015		66
Estimated future benefit payments in 2016		66
Estimated future benefit payments in 2017		67
Estimated aggregate future benefits payments for the five years thereafter		340
Defined Benefit Plan, Benefits Paid		62	64
Accrued pensions		0	0
Foreign Pension Plans, Defined Benefit
Pension and Other Postretirement Benefits Disclosure [Line Items]
Expected return on assets		6.80%
Contributions to defined benefit pension plans		80	70	83
Expected contributions to defined benefit pension plans in 2013		77
United States Pension Plans of US Entity, Defined Benefit
Pension and Other Postretirement Benefits Disclosure [Line Items]
Expected return on assets		7.30%
Contributions to defined benefit pension plans		0	43	214
Expected contributions to defined benefit pension plans in 2013		0
United States, Canada, Netherlands and United Kingdom
Pension and Other Postretirement Benefits Disclosure [Line Items]
Percentage of defined benefit pension plan assets market value		99.00%
Commodity Chemicals Segment
Pension and Other Postretirement Benefits Disclosure [Line Items]
Fair values of pension plan assets					480
Commodity Chemicals Segment | Defined Contribution Pension
Pension and Other Postretirement Benefits Disclosure [Line Items]
Recognized expense for defined contribution pension plans		1	1	0
Commodity Chemicals Segment | Other Postretirement Benefits
Pension and Other Postretirement Benefits Disclosure [Line Items]
Estimated future benefit payments in 2013		9
Estimated future benefit payments in 2014		9
Estimated future benefit payments in 2015		10
Estimated future benefit payments in 2016		10
Estimated future benefit payments in 2017		10
Estimated aggregate future benefits payments for the five years thereafter		49
Commodity Chemicals Segment | Foreign Pension Plans, Defined Benefit
Pension and Other Postretirement Benefits Disclosure [Line Items]
Contributions to defined benefit pension plans		1		2
Estimated future benefit payments in 2013		30
Estimated future benefit payments in 2014		30
Estimated future benefit payments in 2015		30
Estimated future benefit payments in 2016		31
Estimated future benefit payments in 2017		31
Estimated aggregate future benefits payments for the five years thereafter		$ 161

Pensions and Other Postretirement Benefits (Changes in Projected Benefit Obligations, Plan Assets and Funded Status) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Pensions	Dec. 31, 2011 Pensions	Dec. 31, 2012 Other Postretirement Benefits	Dec. 31, 2011 Other Postretirement Benefits
Defined Benefit Plan, Change in Benefit Obligation [Roll Forward]
Projected benefit obligation, Beginning of year				$ 5,333	$ 4,952	$ 1,394	$ 1,235
Service cost				54	57	19	16
Interest cost				217	231	50	55
Plan amendments				(2)	0	(19)	22
Actuarial losses / (gains) - net				443	444	(33)	126
Benefits paid		(70)		(347)	(281)	(62)	(64)
Foreign currency translation adjustments				59	(37)	3	(3)
Curtailment and special termination benefits	(30)			(6)	(58)	0	0
Defined Benefit Plan, Change in Benefit Obligation Attributable to Commodity Chemicals Business				29	29	10	11
Other				4	(4)	0	(4)
Projected benefit obligation, End of year				5,784	5,333	1,362	1,394
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Beginning Balance				4,382	4,127
Actual return on plan assets				571	426
Company contributions				80	113
Participant contributions				2	2
Benefits paid				(335)	(262)
Plan expenses and other-net				(1)	(2)
Foreign currency translation adjustments				50	(30)
Ending Balance				4,750	4,382
Funded Status				(1,034)	(951)	(1,362)	(1,394)
Amounts recognized in the Consolidated Balance Sheet:
Other assets (long-term)				27	23	0	0
Accounts payable and accrued liabilities		(103)	(108)	(20)	(13)	(75)	(87)
Accrued pensions		(1,057)	(968)	(1,041)	(961)	0	0
Other postretirement benefits		(1,287)	(1,307)	0	0	(1,287)	(1,307)
Net liability recognized				(1,034)	(951)	(1,362)	(1,394)
Defined Benefit Plan, Change in Plan Assets Attributable to Commodity Chemicals Business				$ 1	$ 8

Pensions and Other Postretirement Benefits (Accumulated Other Comprehensive Loss Pretax Amounts Not Yet Reflected in Net Periodic Benefit Cost) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Total	$ 4,750	$ 4,382
Pensions
Defined Benefit Plan Disclosure [Line Items]
Accumulated net actuarial losses	2,097	2,052
Accumulated prior service credit	(3)	(2)
Total	2,094	2,050
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Accumulated net actuarial losses	505	571
Accumulated prior service credit	(45)	(37)
Total	$ 460	$ 534

Pensions and Other Postretirement Benefits (Change in Accumulated Other Comprehensive Loss (Pretax) Relating to Defined Benefit Pension and Other Postretirement Benefits) (Detail) (USD $)
In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Pensions
Defined Benefit Plan Disclosure [Line Items]
Net actuarial loss (gain) arising during the year	$ 177
New prior service credit	(1)
Amortization of actuarial loss	(150)
Amortization of prior service cost	0
Foreign currency translation adjustments and other	18
Net change	44
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Net actuarial loss (gain) arising during the year	(33)
New prior service credit	(19)
Amortization of actuarial loss	(34)
Amortization of prior service cost	12
Foreign currency translation adjustments and other	0
Net change	$ (74)

Pensions and Other Postretirement Benefits (Net Periodic Benefit Costs) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012 Pensions	Dec. 31, 2011 Pensions	Dec. 31, 2012 Pensions Defined Contribution Pension	Dec. 31, 2011 Pensions Defined Contribution Pension	Dec. 31, 2010 Pensions Defined Contribution Pension	Dec. 31, 2012 Pensions Other Postretirement Benefits	Dec. 31, 2011 Pensions Other Postretirement Benefits	Dec. 31, 2010 Pensions Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Service cost		$ 54	$ 57	$ 54	$ 57	$ 57	$ 19	$ 16	$ 17
Interest cost		217	231	217	231	227	50	55	56
Expected return on plan assets				(261)	(280)	(250)
Amortization of prior service cost (credit)		0			1	4	(10)	(10)	(4)
Amortization of actuarial losses		139		133	106	108	31	26	16
Curtailments and special termination benefits	30	6	58		5
Net periodic benefit cost				$ 143	$ 120	$ 146	$ 90	$ 87	$ 85

Pensions and Other Postretirement Benefits (Weighted Average Assumptions Used to Determine Benefit Obligation for Defined Benefit Pension and Other Postretirement Plans) (Detail)	Dec. 31, 2012	Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Discount rate	4.10%	4.60%
Rate of compensation increase	4.00%	3.90%

Pensions and Other Postretirement Benefits (Weighted Average Assumptions Used to Determine Net Periodic Benefit Cost for Defined Benefit Pension and Other Postretirement Plans) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Compensation and Retirement Disclosure [Abstract]
Discount rate	4.60%	5.30%	5.70%
Expected return on assets	7.00%	7.60%	7.80%
Rate of compensation increase	3.90%	3.80%	3.90%

Pensions and Other Postretirement Benefits (Effect of One Percentage Point Increase or Decrease in Health Care Cost Trend Rates) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Increase (decrease) in the aggregate of service and interest cost components of annual expense	$ 10
Increase (decrease) in the benefit obligation	155
Increase (decrease) in the aggregate of service and interest cost components of annual expense	(8)
Increase (decrease) in the benefit obligation	$ (91)

Pensions and Other Postretirement Benefits (Weighted Average Target Pension Plan Asset Allocations) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Equity Securities
Asset Category
Weighted average target pension plan asset allocation, minimum	35.00%	40.00%
Weighted average target pension plan asset allocation, maximum	70.00%	75.00%
Debt Securities
Asset Category
Weighted average target pension plan asset allocation, minimum	30.00%	25.00%
Weighted average target pension plan asset allocation, maximum	65.00%	60.00%
Real Estate
Asset Category
Weighted average target pension plan asset allocation, minimum	0.00%	0.00%
Weighted average target pension plan asset allocation, maximum	10.00%	10.00%
Other
Asset Category
Weighted average target pension plan asset allocation, minimum	0.00%	0.00%
Weighted average target pension plan asset allocation, maximum	10.00%	10.00%

Pensions and Other Postretirement Benefits (Fair Values of the Company's Pension Plan Assets by Asset Category) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Total	$ 4,750		$ 4,382
Equity Securities | U.S. | US Large Cap
Fair values of pension plan assets	173		342
Equity Securities | U.S. | US Small Cap
Fair values of pension plan assets	146		205
Equity Securities | U.S. | Treasury Stock
Fair values of pension plan assets	244		151
Equity Securities | Non-U.S. | Developed Markets
Fair values of pension plan assets	578	[1]	640	[1]
Debt Securities | Cash and cash equivalents
Fair values of pension plan assets	499		270
Debt Securities | Corporate | Developed Markets
Fair values of pension plan assets	185	[1],[2]	338	[1],[2]
Debt Securities | Corporate | United States
Fair values of pension plan assets	998	[2],[3]	740	[2],[3]
Debt Securities | Diversified
Fair values of pension plan assets	639	[4]	339	[2],[4]
Debt Securities | Government | Developed Markets
Fair values of pension plan assets	301		267
Debt Securities | Government | United States
Fair values of pension plan assets	265	[3]	510	[3]
Debt Securities | Other
Fair values of pension plan assets	182	[5]	221	[6]
Real Estate And Other
Fair values of pension plan assets	540		359
Level 1
Total	441	[7]	719	[8]
Level 1 | Equity Securities | U.S. | US Large Cap
Fair values of pension plan assets	1	[7]	0	[8]
Level 1 | Equity Securities | U.S. | US Small Cap
Fair values of pension plan assets	0	[7]	125	[8]
Level 1 | Equity Securities | U.S. | Treasury Stock
Fair values of pension plan assets	244	[7]	151	[8]
Level 1 | Equity Securities | Non-U.S. | Developed Markets
Fair values of pension plan assets	0	[1],[7]	0	[1],[8]
Level 1 | Debt Securities | Cash and cash equivalents
Fair values of pension plan assets	0	[7]	0	[8]
Level 1 | Debt Securities | Corporate | Developed Markets
Fair values of pension plan assets	0	[1],[2],[7]	0	[1],[2],[8]
Level 1 | Debt Securities | Corporate | United States
Fair values of pension plan assets	0	[2],[3],[7]	0	[2],[3],[8]
Level 1 | Debt Securities | Diversified
Fair values of pension plan assets	0	[4],[7]
Level 1 | Debt Securities | Government | Developed Markets
Fair values of pension plan assets	0	[7]	0	[8]
Level 1 | Debt Securities | Government | United States
Fair values of pension plan assets	196	[3],[7]	397	[3],[8]
Level 1 | Debt Securities | Other
Fair values of pension plan assets	0	[5],[7]	5	[6],[8]
Level 1 | Real Estate And Other
Fair values of pension plan assets	0	[7]	41	[8]
Level 2
Total	3,790	[7]	3,322	[8]
Level 2 | Equity Securities | U.S. | US Large Cap
Fair values of pension plan assets	172	[7]	342	[8]
Level 2 | Equity Securities | U.S. | US Small Cap
Fair values of pension plan assets	146	[7]	80	[8]
Level 2 | Equity Securities | U.S. | Treasury Stock
Fair values of pension plan assets	0	[7]
Level 2 | Equity Securities | Non-U.S. | Developed Markets
Fair values of pension plan assets	578	[1],[7]	640	[1],[8]
Level 2 | Debt Securities | Cash and cash equivalents
Fair values of pension plan assets	499		270
Level 2 | Debt Securities | Corporate | Developed Markets
Fair values of pension plan assets	185	[1],[2],[7]	338	[1],[2],[8]
Level 2 | Debt Securities | Corporate | United States
Fair values of pension plan assets	922	[2],[3],[7]	672	[2],[3],[8]
Level 2 | Debt Securities | Diversified
Fair values of pension plan assets	635	[4],[7]	339	[4],[8]
Level 2 | Debt Securities | Government | Developed Markets
Fair values of pension plan assets	301	[7]	267	[8]
Level 2 | Debt Securities | Government | United States
Fair values of pension plan assets	69	[3],[7]	113	[3],[7]
Level 2 | Debt Securities | Other
Fair values of pension plan assets	155	[5],[7]	188	[6],[8]
Level 2 | Real Estate And Other
Fair values of pension plan assets	128	[7]	73	[8]
Level 3
Fair values of pension plan assets	519		341		178
Total	519	[7]	341	[8]
Level 3 | Equity Securities | U.S. | US Large Cap
Fair values of pension plan assets	0	[7]
Level 3 | Equity Securities | U.S. | US Small Cap
Fair values of pension plan assets	0	[7]
Level 3 | Equity Securities | U.S. | Treasury Stock
Fair values of pension plan assets	0	[7]
Level 3 | Equity Securities | Non-U.S. | Developed Markets
Fair values of pension plan assets	0	[1],[7]
Level 3 | Debt Securities | Cash and cash equivalents
Fair values of pension plan assets	0	[7]
Level 3 | Debt Securities | Corporate | Developed Markets
Fair values of pension plan assets	0	[1],[2],[7]
Level 3 | Debt Securities | Corporate | United States
Fair values of pension plan assets	76		68
Level 3 | Debt Securities | Diversified
Fair values of pension plan assets	4
Level 3 | Debt Securities | Government | Developed Markets
Fair values of pension plan assets	0	[7]
Level 3 | Debt Securities | Government | United States
Fair values of pension plan assets	0	[3],[7]
Level 3 | Debt Securities | Other
Fair values of pension plan assets	27	[5],[7]	28	[6],[8]
Level 3 | Real Estate And Other
Fair values of pension plan assets	$ 412	[7]	$ 245	[8]

[1]	These amounts represent holdings in investment grade debt or equity securities of issuers in both developed markets and emerging economies.
[2]	This category represents investment grade debt securities from a diverse set of industry issuers.
[3]	These investments are primarily long duration fixed income securities.
[4]	This category represents commingled funds invested in diverse portfolios of debt securities.
[5]	This category includes mortgage-backed and asset backed debt securities, municipal bonds and other debt securities including derivatives.
[6]	This category includes mortgage-backed and asset backed debt securities, municipal bonds and other debt securities.
[7]	These levels refer to the accounting guidance on fair value measurement described in Note 9, “Fair Value Measurement.”
[8]	hese levels refer to the accounting guidance on fair value measurement described in Note 9, “Fair Value Measurement.”

Pensions and Other Postretirement Benefits (Change in Fair Value of Company's Level 3 Pension Assets) (Detail) (Level 3, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Beginning Balance	$ 341	$ 178
Realized gain/(loss)	21	(10)
Unrealized gain/(loss) for positions still held	7	21
Transfers in/(out)	151	152
Ending Balance	519	341
Defined Benefit Plan, Foreign Currency Exchange Rate Changes, Plan Assets	(1)
Real Estate
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Beginning Balance	156	117
Realized gain/(loss)	8	(1)
Unrealized gain/(loss) for positions still held	8	15
Transfers in/(out)	4	25
Ending Balance	176	156
Other Debt Securities
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Beginning Balance	28	39
Transfers in/(out)	(1)	(11)
Ending Balance	27	28
Hedge Funds & Other assets
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Beginning Balance	157	22
Realized gain/(loss)	13	(9)
Unrealized gain/(loss) for positions still held	(1)	6
Transfers in/(out)	148	138
Ending Balance	316	157
Defined Benefit Plan, Foreign Currency Exchange Rate Changes, Plan Assets	$ (1)

Commitments and Contingent Liabilities (Additional Information) (Detail) (USD $)	1 Months Ended	3 Months Ended	12 Months Ended						3 Months Ended		3 Months Ended		12 Months Ended							12 Months Ended			3 Months Ended		12 Months Ended	1 Months Ended												12 Months Ended			12 Months Ended					48 Months Ended				1 Months Ended				3 Months Ended		1 Months Ended		12 Months Ended			1 Months Ended	9 Months Ended
	Dec. 31, 2009 LegalMatter	Sep. 30, 2006	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010 LegalMatter	Mar. 31, 2012	Dec. 31, 2008 sites	Jan. 31, 2000 Plaintiff	Mar. 31, 2012 New Jersey Remediation Sites	Dec. 31, 2012 New Jersey Remediation Sites ton	Mar. 31, 2012 Jersey City Manufacturing Plant	Sep. 30, 2006 Jersey City Manufacturing Plant	Dec. 31, 2012 Jersey City Manufacturing Plant	Dec. 31, 2011 Jersey City Manufacturing Plant	Dec. 31, 2012 Calcasieu River And Two Chemicals Plants [Member] sites	Dec. 31, 2011 Calcasieu River And Two Chemicals Plants [Member]	Dec. 31, 2012 Commodity Chemicals Segment	Dec. 31, 2012 Other Environmental Contingencies	Dec. 31, 2011 Other Environmental Contingencies	Dec. 31, 2012 Administrative Content Order 1990 ACO Location	Dec. 31, 2012 Soil Treatment, Transportation And Disposal Of Excavated Soil	Dec. 31, 2012 Construction Services (Related To Soil Excavation, Groundwater Management And Site Security)	Sep. 30, 2008 Orphan Sites Settlement Location	Dec. 31, 2012 Orphan Sites Settlement Location	Dec. 31, 2012 Judicial Consent Order	Oct. 31, 2006 Calcasieu River Entity	Dec. 31, 2012 Calcasieu River Entity	Dec. 31, 2011 Calcasieu River sites	Oct. 31, 2011 Calcasieu River Entity	Jun. 30, 2011 Calcasieu River Entity	Dec. 31, 2012 Remedial Action Work Plan Administrative Content Order 1990 ACO Location	Dec. 31, 2012 Ongoing Investigation Activities Administrative Content Order 1990 ACO Location	Dec. 31, 2012 Finished Environmental Remediation Administrative Content Order 1990 ACO Location	Dec. 31, 2012 Unfinished Environmental Remediation Administrative Content Order 1990 ACO Location	Sep. 30, 2008 Unfinished Environmental Remediation Orphan Sites Settlement Location	Dec. 31, 2012 Unfinished Environmental Remediation Judicial Consent Order Location	Dec. 31, 2012 Partially Liable Environmental Remediation Orphan Sites Settlement Location	Dec. 31, 2012 Maximum	Dec. 31, 2012 Maximum Jersey City Manufacturing Plant	Oct. 31, 2006 Maximum Calcasieu River acre	Dec. 31, 2012 Minimum	Dec. 31, 2012 Minimum Jersey City Manufacturing Plant	Dec. 31, 2012 Minimum Administrative Content Order 1990 ACO ton	Oct. 31, 2006 Minimum Calcasieu River acre	Sep. 24, 2012 Phase One Settlement of Litigation	Dec. 31, 2012 Asbestos Issue LegalMatter	Dec. 31, 2011 Asbestos Issue	Dec. 31, 2008 Asbestos Issue	Dec. 31, 2012 Asbestos Issue Maximum	Mar. 31, 2006 Phase 1 sites	Jun. 30, 2009 Phase 2	Jun. 30, 2009 Phase 2 Potential Liability	Dec. 31, 2008 Phase 2 Potential Liability Location	Mar. 31, 2000 Pittsburgh Corning Corporation	Dec. 31, 2012 Pittsburgh Corning Corporation	Dec. 31, 2008 Pittsburgh Corning Corporation Asbestos Issue	May 14, 2002 Pittsburgh Corning Corporation Asbestos Issue	Dec. 31, 2012 Pittsburgh Corning Corporation Asbestos Issue	Dec. 31, 2011 Pittsburgh Corning Corporation Asbestos Issue	Dec. 31, 2012 Pittsburgh Corning Corporation Asbestos Issue Obligation Due 30 June 2011	Jul. 17, 2012 Third Amendment Pittsburgh Corning Corporation Asbestos Issue	Sep. 30, 2012 Third Amendment Pittsburgh Corning Corporation Asbestos Issue
Commitments and Contingencies Disclosure [Line Items]
Loss Contingency, Settlement Agreement, Consideration						$ 6,000,000
Asbestos [Abstract]
Private putative class cases filed					30
PPG percent ownership interest																																																							50.00%
Number of pending cases																																														114,000
After-tax charge, write-off of investment in PC, related to PC filing for Chapter 11 Bankruptcy																																																						35,000,000
Number of days after effective date of a confirmed reorganization plan																																																						30 days
Number of days after second amended reorganization plan																																																									30 days
Agreement to convey assets to the PC asbestos settlement trust (the "Trust"), shares of PPG common stock																																																								1,388,889	1,388,889
Future PPG cash payments to the Trust																																																								825,000,000	998,000,000
Fixed payment schedule, period																																																									21 years
Fixed payment schedule, effective date																																																									2003-06-30
Future PPG cash payments to the Trust, prepayment discount rate																																																								5.50%	5.50%
Future PPG legal fees and expenses on behalf of the Trust																																																									30,000,000
Future cash payments to the Trust by PPG's participating historical insurance carriers																																																								1,700,000,000	1,700,000,000
Future cash payments to the Trust by PPG's participating historical insurance carriers, prepayment discount rate																																																								5.50%	5.50%
Loss contingency, lawsuit filing date																																																													August 20, 2012
Loss contingency hearing date																																																													Oct 10, 2012
Period of funding effective period																																																														30 days
Percentage of premises claims currently comprised of the total of asbestos related claims against PPG																																																	2.00%
Claims alleging personal injury caused by asbestos on PPG premises, approximate number of claims settled																																														500
Claims alleging personal injury caused by asbestos on PPG premises, approximate number of claims being considered for potential settlement																																														380
Reduction in cash obligation to the Trust, corresponding increase in reserve for PPG claims responsibility																																																162,000,000
PPG's reserve for asbestos-related claims that will not be channeled to the Trust																																														162,000,000	162,000,000
Total obligation																																																										920,000,000	834,000,000
Obligation reported as a current liability			683,000,000	593,000,000																																																						683,000,000	593,000,000
Obligation reported as a non-current liability			237,000,000	241,000,000																																																						237,000,000	241,000,000	5,000,000
Accretion of asbestos liability																																																										109,000,000
PC-related claims at trial that PPG was found not responsible	2
Number of plaintiffs one jury found PPG, for the first time, partly responsible for injuries								5
Environmental Matters [Abstract]
Reserves for environmental contingencies			332,000,000	226,000,000						221,000,000			221,000,000	129,000,000	31,000,000	34,000,000	1,000,000	79,000,000	63,000,000
Reserves for environmental contingencies classified as current liabilities			101,000,000	59,000,000
Number of sites							18								2									3				2																						4			1
Cash outlays related to environmental remediation			62,000,000	48,000,000	28,000,000
Increase in liability for environmental remediation, impact of foreign currency			2,000,000	(3,000,000)
Liability for environmental claims, net, period increase (decrease)			3,000,000
Pretax charges for environmental remediation costs		165,000,000	166,000,000	9,000,000	12,000,000				145,000,000		145,000,000	165,000,000	159,000,000
Historical low end of range of annual environmental remediation expense over the past 15 years			10,000,000
Historical high end of range of annual environmental remediation expense over the past 15 years			35,000,000
Remediation period			16 years
Expected cash payments for environmental remediation costs for remaining fiscal year			100,000,000
Expectations of cash outlays for environmental remediation costs, low estimate per year from 2012 through 2015																																						30,000,000			10,000,000
Total number of sites to be remediated																				61			53								1,000,000	6	47	14	6	20	10
PPG agrees to reimburse the NJDEP for a portion of past costs																							5,000,000
Completion period for investigation and remediation of the soils and sources of contamination of all ACO sites and the six orphan sites for which PPG has accepted sole responsibility																				2014
Judicial Consent Order combining ACO and Orphan Sites Settlement, reparation claim payable to the City of Jersey City																									1,500,000
Payment time period																									5 years
Soil that may be potentially impacted for all remaining sites (in tons)										1,000,000																																	70,000
Percentage of the total remaining reserve																					55.00%	30.00%
Time period for final resolution of New Jersey Chrome site legal matters																																							3 years			2 years
PPG's exposure regarding the Calcasieu Estuary, acres of adjacent marshes																																								200				150
Number of potentially responsible parties																										3	3		3
Number of companies in the proposed new cooperative agreement																														4
Number of potentially responsible parties no longer responsible																													1
Unreserved loss contingencies related to environmental matters, low estimate			100,000,000
Unreserved loss contingencies related to environmental matters, high estimate			275,000,000
PPG's exposure regarding the Calcasieu Estuary																										Lower few miles of Bayou d’Inde, a small tributary to the Calcasieu Estuary near PPG’s Lake Charles facility, and about 150 to 200 acres of adjacent marshes.
Other Contingency Matters [Abstract]
Number of sites							18								2									3				2																						4			1
Estimate of possible loss from contingency																																													300,000					3,100,000		27,000,000
Litigation where PPG is a defendant, jury verdict																																																			$ 18,000,000
Litigation where PPG is a defendant, damages sought																																																		The jury returned a verdict in the amount of $3.1 million against PPG, The Dow Chemical Company, Vulcan, Oxy, and R.R. Street. The verdict was not apportioned.

Commitments and Contingent Liabilities (Accretion Of Future Funding Obligation) (Detail) (Pittsburgh Corning Corporation, Asbestos Issue, USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Pittsburgh Corning Corporation | Asbestos Issue
Accretion For Liability Settlement [Line Items]
Accretion of asbestos liability 2013	$ 14
Accretion of asbestos liability 2014	14
Accretion of asbestos liability 2015-2023	81
Accretion of asbestos liability	$ 109

Commitments and Contingent Liabilities (Litigation Settlements Disclosure) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Unreserved loss contingencies related to environmental matters, low estimate	$ 100
Asbestos Settlement Liability, Current
Beginning balance/Prior year activity	593	578	534
Change in fair value:
PPG stock	72	(1)	35
Equity forward instrument	0
Accretion of asbestos liability	0
Reclassification	18	16	9
Ending balance/Activity during year	683	593	578
Asbestos Settlement Liability, Long-term
Beginning balance/Prior year activity	241	243	238
Change in fair value:
PPG stock	0
Equity forward instrument	0
Accretion of asbestos liability	14	14	14
Reclassification	(18)	(16)	(9)
Ending balance/Activity during year	237	241	243
Equity Forward (Asset) Liability
Beginning balance/Prior year activity	(56)	(55)	(18)
Change in fair value:
PPG stock	0
Equity forward instrument	(74)	(1)	(37)
Accretion of asbestos liability	0
Reclassification	0
Ending balance/Activity during year	(130)	(56)	(55)
Pretax Charge
Beginning balance/Prior year activity	12	12	13
Change in fair value:
PPG stock	72	(1)	35
Equity forward instrument	(74)	(1)	(37)
Accretion of asbestos liability	14	14	14
Reclassification	0
Ending balance/Activity during year	$ 12	$ 12	$ 12

Shareholders' Equity (Additional Information) (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Equity [Abstract]
Shares of preferred stock authorized	10,000,000
Preferred stock without par value (in dollars per share)	$ 0
Common stock par value (in dollars per share)	$ 1.667
Shares of common stock authorized	600,000,000
Per share cash dividends paid (in dollars per share)	$ 2.34	$ 2.26	$ 2.18

Shareholders' Equity (Summary of Shares Outstanding) (Detail)	1 Months Ended	12 Months Ended							12 Months Ended
	Oct. 31, 2009	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Common Stock	Dec. 31, 2011 Common Stock	Dec. 31, 2010 Common Stock	Dec. 31, 2009 Common Stock	Dec. 31, 2012 Treasury Stock	Dec. 31, 2011 Treasury Stock	Dec. 31, 2010 Treasury Stock
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Beginning balance (in shares)		151,888,780	160,381,815	165,667,659	290,573,068	290,573,068	290,573,068	290,573,068	(138,684,288)	(130,191,253)	(124,905,409)
Purchases (in shares)	(1,200,000)	(1,000,000)	(10,236,694)	(8,124,621)					(1,000,000)	(10,236,694)	(8,124,621)
Issuances (in shares)		2,677,517	1,743,659	2,838,777					2,677,517	1,743,659	2,838,777
Ending balance (in shares)		153,566,297	151,888,780	160,381,815	290,573,068	290,573,068	290,573,068	290,573,068	(137,006,771)	(138,684,288)	(130,191,253)

Accumulated Other Comprehensive Loss (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	$ (1,800)
Net change	139	(398)	(148)
Ending Balance	(1,666)	(1,800)
Unrealized Currency Translation Adjustments
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	(135)	53	66
Net change	141	(188)	(13)
Ending Balance	6	(135)	53
Pension and Other Post retirement Benefit Adjustments
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	(1,597)	(1,428)	(1,292)
Net change	0	(169)	(136)
Ending Balance	(1,597)	(1,597)	(1,428)
Unrealized Gain (Loss) on Marketable Securities
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	0	0	(1)
Net change	0	0	1
Ending Balance	0	0	0
Unrealized Gain (Loss) on Derivatives
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	(68)	(36)	(34)
Net change	(7)	(32)	(2)
Ending Balance	(75)	(68)	(36)
Accumulated Other Comprehensive (Loss) Income
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	(1,800)	(1,411)	(1,261)
Net change	134	(389)	(150)
Ending Balance	$ (1,666)	$ (1,800)	$ (1,411)

Accumulated Other Comprehensive Loss (Additional Information) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Equity [Abstract]
Tax benefit (cost) related to unrealized currency translation adjustments other than translation of foreign denominated balance sheets	$ (1)	$ (7)	$ 8
Tax benefit (cost) related to the adjustment for pension and other postretirement benefits	(30)	98	65
Cumulative tax benefit related to the adjustment for pension and other postretirement benefits	960	990
Tax benefit (cost) related to the change in the unrealized gain (loss) on marketable securities	0	(0.2)	0.6
Tax benefit (cost) related to the change in the unrealized gain (loss) on derivatives	$ 4	$ 19	$ 1

Employee Savings Plan (Additional Information) (Detail) (USD $) In Millions, unless otherwise specified	6 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Employee Benefits and Share-based Compensation [Abstract]
Company-matching contributions are applied to eligible participant compensation	6.00%	6.00%	6.00%
Company-matching contribution	50.00%		75.00%
Compensation expense related to the ESOP		$ 28	$ 26	$ 9
Discontinued Operations - Employee Stock Ownership Plan (ESOP), Compensation Expense		5	4	1
Deductible dividends on PPG shares held by the ESOP		$ 18	$ 20	$ 24

Other Earnings (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Income and Expenses [Abstract]
Other Adjustments to Income, Discontinued Operations	$ 10	$ 25	$ 7
Royalty income	51	55	58
Share of net earnings of equity affiliates (See Note 5)	9	36	46
Gain on sale of assets	3	7	8
Other	76	54	61
Total	$ 139	$ 152	$ 173

Stock-Based Compensation (Additional Information) (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 OptionPlan	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Shares available for future grants under the PPG Omnibus Plan	8.5
Total stock-based compensation cost	$ 71	$ 34	$ 51
Discontinued Operation, Share-based Compensation	2	2	1
Total income tax benefit recognized related to the stock-based compensation	25	13	18
Number of stock option plans	2
Options exercisable period, minimum	6 months
Options exercisable period, maximum	48 months
Maximum term of the outstanding stock options for the PPG Omnibus Plan and the PPG Stock Plan for certain employees	10 years
Description of the terms of the outstanding stock options for the PPG Omnibus Plan and the PPG Stock Plan for certain employees	The options are generally exercisable beginning from six to 48 months after being granted and have a maximum term of 10 years.
Stock options granted from the PPG Omnibus Plan, weighted average fair value per share	$ 17.97	$ 19	$ 13.45
Employee Stock Option
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total unrecognized compensation cost that have not yet vested	7
Cost not yet recognized, period for recognition	1 year 6 months
Restricted Stock Units (RSUs)
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total unrecognized compensation cost that have not yet vested	11
Cost not yet recognized, period for recognition	1 year 6 months
Award vesting period	3 years
Restricted Stock Units (RSUs) | Minimum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of the target award that is paid based on performance	0.00%	0.00%	0.00%
Restricted Stock Units (RSUs) | Maximum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of the target award that is paid based on performance	180.00%	180.00%	180.00%
Restricted Stock Units (RSUs) | 2009-2012 Performance Period
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of the target award that is assumed to vest for the purposes of expense recognition	100.00%
Restricted Stock Units (RSUs) | 2010-2013 Performance Period
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of the target award that is assumed to vest for the purposes of expense recognition	180.00%	180.00%	180.00%
Number of performance targets	4
Restricted Stock Units (RSUs) | 2010-2013 Performance Period | Performance Targets Met
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of performance targets	4
Restricted Stock Units (RSUs) | Performance Period 2011 to 2013
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of the target award that is assumed to vest for the purposes of expense recognition		100.00%
Number of performance targets	2
Restricted Stock Units (RSUs) | Performance Period 2011 to 2013 | Performance Targets Met
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of performance targets	2
Contingent Share Grants
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total unrecognized compensation cost that have not yet vested	$ 10.2
Cost not yet recognized, period for recognition	1 year 5 months		3 years
Award vesting period	3 years	3 years
Earned payout if the target performance is achieved	100.00%
Contingent Share Grants | Minimum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of the target award that is paid based on performance	0.00%	0.00%	0.00%
Contingent Share Grants | Maximum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Percentage of the target award that is paid based on performance	220.00%	220.00%	220.00%
Contingent Share Grants | 2009-2012 Performance Period
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Performance share payout description			Dividend equivalents for the award period, which will be paid to participants with the award payout at the end of the period based on the actual number of contingent shares that are earned.
Contingent Share Grants | 2010-2013 Performance Period
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Performance share payout description		Dividend equivalents for the award period, which will be paid to participants with the award payout at the end of the period based on the actual number of contingent shares that are earned.
Contingent Share Grants | Performance Period 2011 to 2013
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Performance share payout description	Dividend equivalents for the award period, which will be paid to participants with the award payout at the end of the period based on the actual number of contingent shares that are earned.

Stock-Based Compensation (Weighted Average Assumptions Used in Calculating Fair Value of Stock Option) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Risk free interest rate	1.30%	2.90%	2.80%
Expected life of option in years	6 years 6 months 0 days	6 years 4 months 24 days	5 years 10 months 24 days
Expected dividend yield	3.30%	3.30%	3.40%
Expected volatility	29.40%	28.00%	28.50%

Stock-Based Compensation (Stock Options Outstanding, Exercisable and Activity) (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Number of Shares
Beginning Balance	4,907,885
Granted	792,957
Exercised	(2,251,975)
Forfeited/Expired	(40,168)
Ending Balance	3,408,699	4,907,885
Vested or expected to vest, at end of period	3,341,323
Exercisable, at end of period	1,271,875
Weighted Average Exercise Price
Beginning Balance (in dollars per share)	$ 60.52
Granted (in dollars per share)	$ 90.28
Exercised (in dollars per share)	$ 54.1
Forfeited/Expired (in dollars per share)	$ 88.94
Ending Balance (in dollars per share)	$ 71.34	$ 60.52
Vested or expected to vest, at end of period (in dollars per share)	$ 71.05
Exercisable, at end of period (in dollars per share)	$ 57.78
Weighted Average Remaining Contractual Life (in years)
Outstanding	6 years 7 months 6 days	5 years 7 months
Vested or expected to vest, at end of period	6 years 7 months 6 days
Exercisable, at end of period	4 years 0 months
Intrinsic Value (in millions)
Outstanding	$ 218	$ 116
Vested or expected to vest, at end of period	215
Exercisable, at end of period	$ 99

Stock-Based Compensation (Stock Option Activity) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Total intrinsic value of stock options exercised	$ 110	$ 40	$ 37
Cash received from stock option exercises	122	81	146
Income tax benefit from the exercise of stock options	35	9	9
Total fair value of stock options vested	$ 6	$ 10	$ 13

Stock-Based Compensation (RSU Activity) (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Number of Shares
Beginning Balance	1,005,757
Granted	248,732
Additional shares vested	208,228
Released from restrictions	(465,879)
Forfeited	(42,902)
Ending Balance	953,936
Vested or expected to vest, at end of period	945,429
Weighted Average Fair Value
Beginning Balance (in dollars per share)	$ 46.98
Granted (in dollars per share)	$ 83.48
Additional shares vested (in dollars per share)	$ 55.3
Released from restrictions (in dollars per share)	$ 28.37
Forfeited (in dollars per share)	$ 53.68
Ending Balance (in dollars per share)	$ 67.11
Vested or expected to vest, at end of period (in dollars per share)	$ 66.97
Intrinsic Value (in millions)
Outstanding	$ 129	$ 84
Vested or expected to vest, at end of period	$ 128

Advertising Costs (Additional Information) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Disclosure Advertising Costs Additional Information [Abstract]
Advertising costs expensed	$ 288	$ 245	$ 288

Research and Development (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Research and Development [Abstract]
Discontinued Operations, Research & Development Expense, ExcludingAcquiredInProcessCost	$ 2	$ 2	$ 2
Research and development – total	468	443	406
Less depreciation on research facilities	15	15	14
Research and development – net	$ 453	$ 428	$ 392

Quarterly Financial Information (Unaudited) (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended																12 Months Ended
	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Quarterly financial information [Line Items]
Net sales	$ 3,243		$ 3,408		$ 3,528		$ 3,333		$ 3,119		$ 3,404		$ 3,516		$ 3,114		$ 13,512		$ 13,153		$ 11,989
Cost of Sales	1,910	[1]	1,983	[1]	2,066	[1]	1,946	[1]	1,888	[1]	2,042	[1]	2,090	[1]	1,845	[1]	7,905	[1]	7,865	[1]	7,104
Income (Loss) from Continuing Operations Attributable to Parent	191		288		297		(50)		178		247		266		167		726		858		658
Income (Loss) from Discontinued Operations, Net of Tax, Attributable to Parent	36		51		65		63		38		64		74		61		215		237		111
Net income (attributable to PPG)	227		339		362		13	[2]	216		311		340		228		941	[2]	1,095		769
Income (Loss) from Continuing Operations, Per Basic Share	$ 1.24		$ 1.88		$ 1.94		$ (0.33)		$ 1.16		$ 1.57		$ 1.68		$ 1.04		$ 4.73		$ 5.45		$ 4
Income (Loss) from Discontinued Operations, Net of Tax, Per Basic Share	$ 0.23		$ 0.33		$ 0.43		$ 0.41		$ 0.25		$ 0.41		$ 0.47		$ 0.38		$ 1.4		$ 1.51		$ 0.67
Earnings per common share (in dollars per share)	$ 1.47		$ 2.21		$ 2.37		$ 0.08		$ 1.41		$ 1.98		$ 2.15		$ 1.42		$ 6.13		$ 6.96		$ 4.67
Income (Loss) from Continuing Operations, Per Diluted Share	$ 1.23		$ 1.86		$ 1.92		$ (0.32)		$ 1.15		$ 1.56		$ 1.66		$ 1.03		$ 4.69		$ 5.4		$ 3.96
Income (Loss) from Discontinued Operations, Net of Tax, Per Diluted Share	$ 0.23		$ 0.32		$ 0.42		$ 0.4		$ 0.24		$ 0.4		$ 0.46		$ 0.37		$ 1.37		$ 1.47		$ 0.67
Earnings per common share - assuming dilution (in dollars per share)	$ 1.46		$ 2.18		$ 2.34		$ 0.08		$ 1.39		$ 1.96		$ 2.12		$ 1.4		$ 6.06		$ 6.87		$ 4.63
Aftertax restructuring charge							163
Restructuring charge per diluted share (in dollars per share)							$ 1.06
Jersey City Manufacturing Plant
Quarterly financial information [Line Items]
Environmental remediation expense							$ 99
Environmental remediation charge per diluted share (in dollars per share)							$ 0.64

[1]	Exclusive of depreciation and amortization.
[2]	First quarter 2012 includes charge of $163 million or $1.06 per diluted share related to restructuring (See Note 7, "Business Restructuring") and charge of $99 million or $0.64 per diluted share related to environmental remediation (See Note 15, "Commitments and Contingent Liabilities").

Reportable Business Segment Information (Additional Information) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Number of PPG operating segments	12
Number of PPG reportable business segments, based on economic similarities, the nature of their products, production processes, end-use markets and methods of distribution	5
Essilor International
Segment Reporting Information [Line Items]
PPG percent ownership interest	51.00%
Pittsburgh Glass Works LLC
Segment Reporting Information [Line Items]
PPG percent ownership interest	40.00%	40.00%	40.00%
Costs related to the pension and other postemployment benefit liabilities of the divested business retained by PPG	$ 35	$ 35	$ 30

Reportable Business Segment Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Segment Reporting, Revenue Reconciling Item [Line Items]
Net sales to external customers	$ 13,512		$ 13,153		$ 11,989
Total net sales	13,512	[1]	13,153	[1]	11,989	[1]
Segment income	1,890		1,657		1,533
Legacy items	(217)	[2]	(66)	[2]	(67)	[2]
Business restructuring	(208)
Charges related to acquisition of Dyrup and Colpisa (See Note 2)	(5)	[3]
Business Combination, Provisional Information, Initial Accounting Incomplete, Adjustment, Inventory	6
Interest expense, net of interest income	(171)		(168)		(155)
Corporate unallocated	(226)	[4]	(201)	[4]	(203)	[4]
Income before income taxes	1,057		1,222		1,108
Depreciation and amortization (See Note 1)	421		425		430
Share of net earnings (loss) of equity affiliates	9		36		46
Segment assets	15,878	[5]	14,382	[5]	14,975	[5]
Investment in equity affiliates	262		261		416
Expenditures for property	520		440		339
Performance Coatings Segment
Segment Reporting, Revenue Reconciling Item [Line Items]
Net sales to external customers	4,752		4,626		4,281
Total net sales	4,752		4,626		4,281
Segment income	744		673		661
Depreciation and amortization (See Note 1)	112		115		117
Share of net earnings (loss) of equity affiliates	1		2		2
Segment assets	3,993	[5]	4,017	[5]	4,027	[5]
Investment in equity affiliates	10		12		13
Expenditures for property	103		79		89
Industrial Coatings Segment
Segment Reporting, Revenue Reconciling Item [Line Items]
Net sales to external customers	4,379		4,158		3,708
Intersegment net sales					(1)
Total net sales	4,379		4,158		3,707
Segment income	590		438		378
Depreciation and amortization (See Note 1)	87		90		95
Share of net earnings (loss) of equity affiliates	(1)		1		2
Segment assets	2,886	[5]	2,614	[5]	2,620	[5]
Investment in equity affiliates	15		12		13
Expenditures for property	184		73		68
Architectural Coatings - EMEA
Segment Reporting, Revenue Reconciling Item [Line Items]
Net sales to external customers	2,147		2,104		1,874
Intersegment net sales					1
Total net sales	2,147		2,104		1,875
Segment income	145		123		113
Depreciation and amortization (See Note 1)	115		113		107
Share of net earnings (loss) of equity affiliates	2		2		1
Segment assets	2,727	[5]	2,626	[5]	2,759	[5]
Investment in equity affiliates	19		20		18
Expenditures for property	52		48		51
Optical and Specialty Materials Segment
Segment Reporting, Revenue Reconciling Item [Line Items]
Net sales to external customers	1,202		1,204		1,141
Intersegment net sales	3		3		3
Total net sales	1,205		1,207		1,144
Segment income	348		326		307
Depreciation and amortization (See Note 1)	32		36		36
Segment assets	646	[5]	610	[5]	597	[5]
Expenditures for property	65		54		39
Glass Segment
Segment Reporting, Revenue Reconciling Item [Line Items]
Net sales to external customers	1,032		1,061		985
Total net sales	1,032		1,061		985
Segment income	63		97		74
Depreciation and amortization (See Note 1)	53		52		56
Share of net earnings (loss) of equity affiliates	4		24		26
Segment assets	914	[5]	919	[5]	893	[5]
Investment in equity affiliates	166		170		156
Expenditures for property	46		56		32
Consolidation, Eliminations
Segment Reporting, Revenue Reconciling Item [Line Items]
Intersegment net sales	(3)	[4]	(3)	[4]	(3)	[4]
Total net sales	(3)	[4]	(3)	[4]	(3)	[4]
Depreciation and amortization (See Note 1)	22	[4]	19	[4]	19	[4]
Share of net earnings (loss) of equity affiliates	3	[4]	7	[4]	15	[4]
Segment assets	4,712	[4],[5]	3,596	[4],[5]	4,079	[4],[5]
Investment in equity affiliates	52	[4]	47	[4]	216	[4]
Expenditures for property	$ 70	[4]	$ 130	[4]	$ 60	[4]

[1]	Net sales to external customers are attributed to geographic regions based upon the location of the operating unit shipping the product.
[2]	Legacy items include current costs related to former operations of the Company, including certain environmental remediation, pension and other postretirement benefit costs, legal costs and certain charges which are considered to be non-recurring, including a charge related to flat glass antitrust matters in the third quarter of 2010. The Legacy items for 2012 include an environmental remediation pretax charge of $159 million. The charge relates to continued environmental remediation activities at legacy chemicals sites, primarily at PPG's former Jersey City, N.J. chromium manufacturing plant and associated sites (See Note 15).
[3]	Acquisition-related costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred to effect significant acquisitions. PPG expects to incur additional acquisition-related costs in 2013.
[4]	Corporate intersegment net sales represent intersegment net sales eliminations. Corporate unallocated costs include the costs of corporate staff functions not directly associated with the operating segments and certain legal, variable pay, stock-based compensation and benefit costs.
[5]	Segment assets are the total assets used in the operation of each segment. Corporate assets are principally cash and cash equivalents, cash held in escrow, short term investments, deferred tax assets and the approximate 40% investment in the former automotive glass and services business.

Reportable Business Segment Information (Geographic Information) (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended		12 Months Ended																															12 Months Ended											3 Months Ended		12 Months Ended
	Mar. 31, 2012	Dec. 31, 2012	Sep. 30, 2006	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2012 United States		Dec. 31, 2011 United States		Dec. 31, 2010 United States		Dec. 31, 2012 Other Americas		Dec. 31, 2011 Other Americas		Dec. 31, 2010 Other Americas		Dec. 31, 2012 Europe, Middle East and Africa (“EMEA”)		Dec. 31, 2011 Europe, Middle East and Africa (“EMEA”)		Dec. 31, 2010 Europe, Middle East and Africa (“EMEA”)		Dec. 31, 2012 Asia Pacific		Dec. 31, 2011 Asia Pacific		Dec. 31, 2010 Asia Pacific		Dec. 31, 2012 Segment, Discontinued Operations	Dec. 31, 2012 Performance Coatings Segment	Dec. 31, 2011 Performance Coatings Segment	Dec. 31, 2010 Performance Coatings Segment	Dec. 31, 2012 Industrial Coatings Segment	Dec. 31, 2011 Industrial Coatings Segment	Dec. 31, 2010 Industrial Coatings Segment	Dec. 31, 2012 Architectural Coatings Europe Middle East And Africa Segment	Dec. 31, 2012 Optical and Specialty Materials Segment	Dec. 31, 2011 Optical and Specialty Materials Segment	Dec. 31, 2010 Optical and Specialty Materials Segment	Dec. 31, 2012 Corporate	Mar. 31, 2012 Jersey City Manufacturing Plant	Sep. 30, 2006 Jersey City Manufacturing Plant	Dec. 31, 2012 Jersey City Manufacturing Plant
Segment Reporting, Revenue Reconciling Item [Line Items]
Net sales				$ 13,512	[1]	$ 13,153	[1]	$ 11,989	[1]	$ 5,046	[1]	$ 4,647	[1]	$ 4,334	[1]	$ 1,107	[1]	$ 1,044	[1]	$ 974	[1]	$ 4,839	[1]	$ 5,043	[1]	$ 4,536	[1]	$ 2,520	[1]	$ 2,419	[1]	$ 2,145	[1]		$ 4,752	$ 4,626	$ 4,281	$ 4,379	$ 4,158	$ 3,707		$ 1,205	$ 1,207	$ 1,144
Segment income				1,890		1,657		1,533		976		807		743		98		73		82		475		454		387		341		323		321			744	673	661	590	438	378		348	326	307
Property - net		2,888		2,888		2,721		2,686		1,379		1,345		1,274		100		98		106		903		841		897		506		437		409
PPG percent ownership interest																																		40.00%
Environmental remediation charge			165	166		9		12																																						145	165	159
Business restructuring	$ 208	$ 12		$ 208		$ 0		$ 0																											$ 68			$ 45			$ 59	$ 32			$ 1

[1]	Net sales to external customers are attributed to geographic regions based upon the location of the operating unit shipping the product.

Separation and Merger Transaction (Details) (USD $)	3 Months Ended									12 Months Ended			36 Months Ended	48 Months Ended			1 Months Ended	12 Months Ended				12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2012	Jan. 31, 2013	Jan. 28, 2013	Jul. 19, 2012 Commodity Chemicals Segment [Member]	Dec. 31, 2012 Commodity Chemicals Segment [Member]	Dec. 31, 2011 Commodity Chemicals Segment [Member]	Dec. 31, 2010 Commodity Chemicals Segment [Member]	Sep. 28, 2012 Commodity Chemicals Segment [Member]	Dec. 31, 2012 Commodity Chemicals Segment [Member]	Dec. 31, 2011 Commodity Chemicals Segment [Member]	Dec. 31, 2010 Commodity Chemicals Segment [Member]
Separation And Merger Transaction [Line Items]
Disposal Group, Including Discontinued Operation, Cash and Cash Equivalents		$ 29,000,000				$ 31,000,000				$ 29,000,000	$ 31,000,000		$ 31,000,000	$ 29,000,000
Common stock available for distribution in exchange																35,249,104
Final exchange ratio																3.2562
Treasury Stock, Shares, Acquired	10,825,227
Percent Reduction in number of Common Shares Outstanding															7.00%
Reconciling amount between Segment Income and Disposal Group income before income taxes												2,000,000	6,000,000	27,000,000
Disposal Group, Including Discontinued Operation, Revenue																		1,688,000,000	1,732,000,000	1,434,000,000
Discontinued Operation, Income (Loss) from Discontinued Operation During Phase-out Period, before Income Tax										345,000,000	376,000,000	187,000,000
Discontinued Operation, Tax Effect of Discontinued Operation																						117,000,000	126,000,000	68,000,000
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest										228,000,000	250,000,000	119,000,000										228,000,000	250,000,000	119,000,000
Net Income (Loss) Attributable to Noncontrolling Interest										123,000,000	117,000,000	111,000,000										(13,000,000)	(13,000,000)	(8,000,000)
Income (Loss) from Discontinued Operations, Net of Tax, Attributable to Parent		36,000,000	51,000,000	65,000,000	63,000,000	38,000,000	64,000,000	74,000,000	61,000,000	215,000,000	237,000,000	111,000,000										215,000,000	237,000,000	111,000,000
Proceeds from separation of business																	900,000,000
Value of shares to be received in new company after separation of business																					1,800,000,000
Transaction expenses related to separation and merger transaction																		21,000,000
Disposal Group, Including Discontinued Operation, Accounts, Notes and Loans Receivable, Net		245,000,000				224,000,000				245,000,000	224,000,000		224,000,000	245,000,000
Disposal Group, Including Discontinued Operation, Inventory		76,000,000				56,000,000				76,000,000	56,000,000		56,000,000	76,000,000
Disposal Group, Including Discontinued Operation, Other Current Assets		23,000,000				23,000,000				23,000,000	23,000,000		23,000,000	23,000,000
Disposal Group, Including Discontinued Operation, Property, Plant, and Equipment, Net		380,000,000				365,000,000				380,000,000	365,000,000		365,000,000	380,000,000
Disposal Group, Including Discontinued Operation, Goodwill		6,000,000				6,000,000				6,000,000	6,000,000		6,000,000	6,000,000
Disposal Group, Including Discontinued Operation, Other Noncurrent Assets		29,000,000				26,000,000				29,000,000	26,000,000		26,000,000	29,000,000
Assets of Disposal Group, Including Discontinued Operation		788,000,000				731,000,000				788,000,000	731,000,000		731,000,000	788,000,000
Disposal Group, Including Discontinued Operation, Accounts Payable		(100,000,000)				(116,000,000)				(100,000,000)	(116,000,000)		(116,000,000)	(100,000,000)
Disposal Group, Including Discontinued Operation, Other Current Liabilities		(91,000,000)				(101,000,000)				(91,000,000)	(101,000,000)		(101,000,000)	(91,000,000)
Disposal Group, Including Discontinued Operation, Pension Plan Benefit Obligation		(233,000,000)				(247,000,000)				(233,000,000)	(247,000,000)		(247,000,000)	(233,000,000)
Disposal group, including discontinued operations, environmental contingencies		(31,000,000)				(29,000,000)				(31,000,000)	(29,000,000)		(29,000,000)	(31,000,000)
Liabilities of Disposal Group, Including Discontinued Operation, Noncurrent		(59,000,000)				(44,000,000)				(59,000,000)	(44,000,000)		(44,000,000)	(59,000,000)
Disposal group, including discontinued operations, noncontrolling interest		(18,000,000)				(17,000,000)				(18,000,000)	(17,000,000)		(17,000,000)	(18,000,000)
Disposal group, including discontinued operations, Net Assets attributable to parent		256,000,000				177,000,000				256,000,000	177,000,000		177,000,000	256,000,000
Reconciling amount between segment assets and assets of the disposal group		$ 50,000,000				$ 41,000,000				$ 50,000,000	$ 41,000,000		$ 41,000,000	$ 50,000,000